
                                                               EXECUTION VERSION

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.,

                        as Depositor and Master Servicer

                                       and

                      STATE STREET BANK AND TRUST COMPANY,

                                   as Trustee

                                       and

                        CHRISTIANA BANK & TRUST COMPANY,

                               as Delaware Trustee

                         POOLING AND SERVICING AGREEMENT

                                 $999,751,616.32

                   Washington Mutual Mortgage Securities Corp.

            Washington Mutual MSC Mortgage Pass-Through Certificates

                                 Series 2002-MS5

                           Cut-Off Date: July 1, 2002





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ARTICLE I         ...............................................................................................9

         Section 1.01. Definitions...............................................................................9

                  Aggregate Certificate Principal Balance........................................................9
                  Appraised Value................................................................................9
                  Assignment of Proprietary Lease................................................................9
                  Authenticating Agent...........................................................................9
                  Authorized Denomination........................................................................9
                  Bankruptcy Coverage............................................................................9
                  Bankruptcy Loss...............................................................................10
                  Beneficial Holder.............................................................................10
                  Benefit Plan Opinion..........................................................................10
                  Book-Entry Certificates.......................................................................10
                  Business Day..................................................................................10
                  Business Trust Statute........................................................................10
                  Buydown Agreement.............................................................................10
                  Buydown Fund..................................................................................10
                  Buydown Fund Account..........................................................................11
                  Buydown Loan..................................................................................11
                  Certificate...................................................................................11
                  Certificate Account...........................................................................11
                  Certificateholder or Holder...................................................................11
                  Certificate Interest Rate.....................................................................12
                  Certificate of Trust..........................................................................12
                  Certificate Principal Balance.................................................................12
                  Certificate Register and Certificate Registrar................................................12
                  Class.........................................................................................12
                  Class A Certificates..........................................................................12
                  Class A-L Regular Interests...................................................................13
                  Class A-P Certificates........................................................................13
                  Class A-P-L Regular Interest..................................................................13
                  Class A-P-M Regular Interest..................................................................13
                  Class A-X Certificates........................................................................13
                  Class A-X Notional Amount.....................................................................13
                  Class A-X-L Regular Interest..................................................................13
                  Class A-X-M Regular Interest..................................................................13
                  Class C-B-1 Certificates......................................................................13
                  Class C-B-1-L Regular Interest................................................................13
                  Class C-B-2 Certificates......................................................................13
                  Class C-B-2-L Regular Interest................................................................13
                  Class C-B-3 Certificates......................................................................14
                  Class C-B-3-L Regular Interest................................................................14
                  Class C-B-4 Certificates......................................................................14
                  Class C-B-4-L Regular Interest................................................................14
                  Class C-B-5 Certificates......................................................................14
                  Class C-B-5-L Regular Interest................................................................14
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                  Class C-B-6 Certificates......................................................................14
                  Class C-B-6-L Regular Interest................................................................14
                  Class C-Y Principal Reduction Amounts.........................................................14
                  Class C-Y Regular Interests...................................................................14
                  Class C-Y-1 Principal Distribution Amount.....................................................14
                  Class C-Y-1 Regular Interest..................................................................14
                  Class C-Y-2 Principal Distribution Amount.....................................................14
                  Class C-Y-2 Regular Interest..................................................................15
                  Class C-Z Principal Reduction Amounts.........................................................15
                  Class C-Z Regular Interests...................................................................15
                  Class C-Z-1 Principal Distribution Amount.....................................................15
                  Class C-Z-1 Regular Interest..................................................................15
                  Class C-Z-2 Principal Distribution Amount.....................................................15
                  Class C-Z-2 Regular Interest..................................................................15
                  Class I-A-1 Certificates......................................................................15
                  Class I-A-1-L Regular Interest................................................................15
                  Class I-A-2 Certificates......................................................................16
                  Class I-A-2-L Regular Interest................................................................16
                  Class I-A-3 Certificates......................................................................16
                  Class I-A-3-L Regular Interest................................................................16
                  Class I-A-4 Certificates......................................................................16
                  Class I-A-4-L Regular Interest................................................................16
                  Class I-A-5 Certificates......................................................................16
                  Class I-A-5-L Regular Interest................................................................16
                  Class I-A-6 Certificates......................................................................16
                  Class I-A-6-L Regular Interest................................................................16
                  Class I-A-7 Certificates......................................................................16
                  Class I-A-7-L Regular Interest................................................................16
                  Class I-A-8 Certificates......................................................................16
                  Class I-A-8-L Regular Interest................................................................16
                  Class I-A-9 Certificates......................................................................17
                  Class I-A-9-L Regular Interest................................................................17
                  Class I-A-10 Certificates.....................................................................17
                  Class I-A-10 Notional Amount..................................................................17
                  Class I-A-11 Certificates.....................................................................17
                  Class I-A-11-L Regular Interest...............................................................17
                  Class I-A-12 Accretion Termination Date.......................................................17
                  Class I-A-12 Accrual Amount...................................................................17
                  Class I-A-12 Certificates.....................................................................17
                  Class I-A-12-L Regular Interest...............................................................17
                  Class I-A-13 Certificates.....................................................................17
                  Class I-A-13-L Regular Interest...............................................................17
                  Class I-A-14 Certificates.....................................................................17
                  Class I-A-14-L Regular Interest...............................................................18
                  Class I-A-15 Certificates.....................................................................18
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                  Class I-A-15-L Regular Interest...............................................................18
                  Class I-A-16 Certificates.....................................................................18
                  Class I-A-16-L Regular Interest...............................................................18
                  Class I-A-17 Certificates.....................................................................18
                  Class I-A-17-L Regular Interest...............................................................18
                  Class I-A-18 Certificates.....................................................................18
                  Class I-A-18-L Regular Interest...............................................................18
                  Class I-A-19 Certificates.....................................................................18
                  Class I-A-19-L Regular Interest...............................................................18
                  Class I-A-20 Certificates.....................................................................18
                  Class I-A-20-L Regular Interest...............................................................18
                  Class I-A-21 Certificates.....................................................................18
                  Class I-A-21-L Regular Interest...............................................................19
                  Class I-A-22 Certificates.....................................................................19
                  Class I-A-22-L Regular Interest...............................................................19
                  Class I-A-23 Certificates.....................................................................19
                  Class I-A-23-L Regular Interest...............................................................19
                  Class I-A-24 Certificates.....................................................................19
                  Class I-A-24-L Regular Interest...............................................................19
                  Class I-A-25 Certificates.....................................................................19
                  Class I-A-25-L Regular Interest...............................................................19
                  Class I-A-26 Certificates.....................................................................19
                  Class I-A-26-L Regular Interest...............................................................19
                  Class I-A-27 Certificates.....................................................................19
                  Class I-A-27-L Regular Interest...............................................................19
                  Class I-A-28 Certificates.....................................................................19
                  Class I-A-28-L Regular Interest...............................................................20
                  Class I-A-29 Certificates.....................................................................20
                  Class I-A-29-L Regular Interest...............................................................20
                  Class I-A-30 Certificates.....................................................................20
                  Class I-A-30-L Regular Interest...............................................................20
                  Class I-A-31 Certificates.....................................................................20
                  Class I-A-31-L Regular Interest...............................................................20
                  Class I-A-32 Certificates.....................................................................20
                  Class I-A-32-L Regular Interest...............................................................20
                  Class I-A-33 Certificates.....................................................................20
                  Class I-A-33-L Regular Interest...............................................................20
                  Class I-A-34 Certificates.....................................................................20
                  Class I-A-34-L Regular Interest...............................................................20
                  Class I-A-35 Certificates.....................................................................20
                  Class I-A-35 Notional Amount..................................................................21
                  Class I-A-36 Certificates.....................................................................21
                  Class I-A-36-L Regular Interest...............................................................21
                  Class I-A-37 Certificates.....................................................................21
                  Class I-A-37 Notional Amount..................................................................21
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                  Class I-P Fraction............................................................................21
                  Class I-P Mortgage Loan.......................................................................21
                  Class II-A-1 Certificates.....................................................................21
                  Class II-A-1-L Regular Interest...............................................................21
                  Class II-P Certificates.......................................................................21
                  Class II-P Fraction...........................................................................21
                  Class II-P Mortgage Loan......................................................................21
                  Class II-P-L Regular Interest.................................................................22
                  Class II-P-M Regular Interest.................................................................22
                  Class II-X Certificates.......................................................................22
                  Class II-X Notional Amount....................................................................22
                  Class II-X-L Regular Interest.................................................................22
                  Class II-X-M Regular Interest.................................................................22
                  Class III-A-1 Certificates....................................................................22
                  Class III-A-1-L Regular Interest..............................................................22
                  Class III-P Fraction..........................................................................22
                  Class III-P Mortgage Loan.....................................................................22
                  Class IV-A-1 Certificates.....................................................................22
                  Class IV-A-1-L Regular Interest...............................................................22
                  Class IV-A-2 Certificates.....................................................................23
                  Class IV-A-2 Notional Amount..................................................................23
                  Class IV-A-3 Certificates.....................................................................23
                  Class IV-A-3-L Regular Interest...............................................................23
                  Class IV-A-4 Certificates.....................................................................23
                  Class IV-A-4-L Regular Interest...............................................................23
                  Class IV-A-5 Certificates.....................................................................23
                  Class IV-A-5-L Regular Interest...............................................................23
                  Class IV-A-6 Certificates.....................................................................23
                  Class IV-A-6-L Regular Interest...............................................................23
                  Class IV-A-7 Certificates.....................................................................23
                  Class IV-A-7-L Regular Interest...............................................................23
                  Class IV-A-8 Certificates.....................................................................23
                  Class IV-A-8-L Regular Interest...............................................................23
                  Class IV-A-9 Certificates.....................................................................24
                  Class IV-A-9-L Regular Interest...............................................................24
                  Class IV-A-10 Certificates....................................................................24
                  Class IV-A-10 Notional Amount.................................................................24
                  Class IV-A-11 Certificates....................................................................24
                  Class IV-A-11-L Regular Interest..............................................................24
                  Class IV-A-12 Certificates....................................................................24
                  Class IV-A-12 Notional Amount.................................................................24
                  Class IV-A-13 Certificates....................................................................24
                  Class IV-A-13-L Regular Interest..............................................................24
                  Class IV-A-14 Certificates....................................................................24
                  Class IV-A-14 Notional Amount.................................................................24
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                  Class IV-P Fraction...........................................................................24
                  Class IV-P Mortgage Loan......................................................................24
                  Class Notional Amount.........................................................................24
                  Class P Certificates..........................................................................25
                  Class P Fraction..............................................................................25
                  Class P Mortgage Loan.........................................................................25
                  Class P-L Regular Interests...................................................................25
                  Class P-M Regular Interests...................................................................25
                  Class Principal Balance.......................................................................25
                  Class R Certificates..........................................................................26
                  Class R Residual Interests....................................................................26
                  Class R-1 Residual Interest...................................................................26
                  Class R-2 Residual Interest...................................................................26
                  Class R-3 Residual Interest...................................................................26
                  Class X Certificates..........................................................................27
                  Class X-L Regular Interest....................................................................27
                  Class X-M Regular Interest....................................................................27
                  Clean-Up Call Percentage......................................................................27
                  Clearing Agency...............................................................................27
                  Closing Date..................................................................................27
                  Code..........................................................................................27
                  Company.......................................................................................27
                  Compensating Interest.........................................................................27
                  Cooperative...................................................................................27
                  Cooperative Apartment.........................................................................27
                  Cooperative Lease.............................................................................27
                  Cooperative Loans.............................................................................27
                  Cooperative Stock.............................................................................28
                  Cooperative Stock Certificate.................................................................28
                  Corporate Trust Office........................................................................28
                  Corporation...................................................................................28
                  Corresponding Class...........................................................................28
                  Credit Support Depletion Date.................................................................29
                  Curtailment...................................................................................29
                  Curtailment Shortfall.........................................................................29
                  Custodial Account for P&I.....................................................................29
                  Custodial Account for Reserves................................................................30
                  Custodial Agreement...........................................................................30
                  Custodian.....................................................................................30
                  Cut-Off Date..................................................................................30
                  Definitive Certificates.......................................................................30
                  Delaware Trustee..............................................................................30
                  Depositary Agreement..........................................................................31
                  Destroyed Mortgage Note.......................................................................31
                  Determination Date............................................................................31
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                  Disqualified Organization.....................................................................31
                  Distribution Date.............................................................................31
                  DTC...........................................................................................31
                  DTC Participant...............................................................................31
                  Due Date......................................................................................31
                  Eligible Institution..........................................................................31
                  Eligible Investments..........................................................................31
                  ERISA.........................................................................................33
                  ERISA Restricted Certificate..................................................................33
                  Event of Default..............................................................................33
                  Excess Liquidation Proceeds...................................................................33
                  FDIC..........................................................................................33
                  FHA...........................................................................................33
                  Fannie Mae....................................................................................33
                  Final Maturity Date...........................................................................33
                  Fraud Coverage................................................................................33
                  Fraud Loss....................................................................................33
                  Freddie Mac...................................................................................34
                  Group C-B Certificates........................................................................34
                  Group C-B Percentage..........................................................................34
                  Group C-B-L Regular Interests.................................................................34
                  Group I, Group III and Group IV Premium Rate Mortgage Loans...................................34
                  Group I Certificates..........................................................................34
                  Group I Loans.................................................................................34
                  Group I Lockout Adjusted Percentage...........................................................34
                  Group I Lockout Liquidation Amount............................................................34
                  Group I Lockout Percentage....................................................................34
                  Group I Lockout Prepayment Percentage.........................................................34
                  Group I Lockout Priority Amount...............................................................35
                  Group I Senior Liquidation Amount.............................................................35
                  Group I Senior Percentage.....................................................................35
                  Group I Senior Prepayment Percentage, Group II Senior Prepayment
                      Percentage, Group III Senior Prepayment Percentage or Group IV
                      Senior Prepayment Percentage..............................................................35
                  Group I Senior Principal Distribution Amount..................................................38
                  Group I Subordinate Percentage................................................................38
                  Group I Subordinate Prepayment Percentage.....................................................38
                  Group I-A Certificates........................................................................38
                  Group I-A-L Regular Interests.................................................................38
                  Group I-L Regular Interests...................................................................38
                  Group II Certificates.........................................................................38
                  Group II Loans................................................................................38
                  Group II Premium Rate Mortgage Loans..........................................................38
                  Group II Senior Liquidation Amount............................................................38
                  Group II Senior Percentage....................................................................39
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                  Group II Senior Prepayment Percentage.........................................................39
                  Group II Senior Principal Distribution Amount.................................................39
                  Group II Subordinate Balance..................................................................39
                  Group II Subordinate Percentage...............................................................39
                  Group II Subordinate Prepayment Percentage....................................................39
                  Group II-A Certificates.......................................................................39
                  Group II-A-L Regular Interest.................................................................39
                  Group II-L Regular Interests..................................................................39
                  Group III Certificates........................................................................39
                  Group III Loans...............................................................................39
                  Group III Senior Liquidation Amount...........................................................39
                  Group III Senior Percentage...................................................................40
                  Group III Senior Prepayment Percentage........................................................40
                  Group III Senior Principal Distribution Amount................................................40
                  Group III Subordinate Percentage..............................................................40
                  Group III Subordinate Prepayment Percentage...................................................40
                  Group III-A Certificates......................................................................40
                  Group III-A-L Regular Interests...............................................................40
                  Group III-L Regular Interests.................................................................40
                  Group IV Certificates.........................................................................40
                  Group IV Loans................................................................................40
                  Group IV Lockout Adjusted Percentage..........................................................40
                  Group IV Lockout Liquidation Amount...........................................................40
                  Group IV Lockout Percentage...................................................................41
                  Group IV Lockout Prepayment Percentage........................................................41
                  Group IV Lockout Priority Amount..............................................................41
                  Group IV Senior Liquidation Amount............................................................41
                  Group IV Senior Percentage....................................................................41
                  Group IV Senior Principal Distribution Amount.................................................41
                  Group IV Subordinate Percentage...............................................................42
                  Group IV Subordinate Prepayment Percentage....................................................42
                  Group IV-A Certificates.......................................................................42
                  Group IV-A-L Regular Interests................................................................42
                  Group IV-L Regular Interests..................................................................42
                  Groups I, III and IV Subordinate Balance......................................................42
                  Indirect DTC Participants.....................................................................42
                  Insurance Proceeds............................................................................42
                  Interest Distribution Amount..................................................................42
                  Interest Transfer Amount......................................................................43
                  Investment Account............................................................................43
                  Investment Depository.........................................................................43
                  Junior Subordinate Certificates...............................................................43
                  Last Scheduled Distribution Date..............................................................43
                  Lender........................................................................................43
                  LIBOR.........................................................................................43
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                  LIBOR Determination Date......................................................................44
                  Liquidated Mortgage Loan......................................................................44
                  Liquidation Principal.........................................................................44
                  Liquidation Proceeds..........................................................................45
                  Loan Group....................................................................................45
                  Loan Group I..................................................................................45
                  Loan Group II.................................................................................45
                  Loan Group III................................................................................45
                  Loan Group IV.................................................................................45
                  Loan-to-Value Ratio...........................................................................45
                  Lowest Class B Owner..........................................................................45
                  Master Servicer...............................................................................45
                  Master Servicer Business Day..................................................................45
                  Master Servicing Fee..........................................................................45
                  MERS..........................................................................................45
                  MERS Loan.....................................................................................45
                  MERS(R)System.................................................................................45
                  MIN...........................................................................................45
                  MOM Loan......................................................................................46
                  Monthly P&I Advance...........................................................................46
                  Monthly Payment...............................................................................46
                  Moody's.......................................................................................46
                  Mortgage......................................................................................46
                  Mortgage File.................................................................................46
                  Mortgage Interest Rate........................................................................49
                  Mortgage Loan Schedule........................................................................49
                  Mortgage Loans................................................................................49
                  Mortgage Note.................................................................................49
                  Mortgage Pool.................................................................................49
                  Mortgage Pool Assets..........................................................................49
                  Mortgaged Property............................................................................50
                  Mortgagor.....................................................................................50
                  Nonrecoverable Advance........................................................................50
                  Non-U.S. Person...............................................................................50
                  Notice Addresses..............................................................................50
                  OTS...........................................................................................50
                  Officer's Certificate.........................................................................50
                  Opinion of Counsel............................................................................51
                  Original Trust Agreement......................................................................51
                  Original Value................................................................................51
                  Overcollateralized Group......................................................................51
                  Ownership Interest............................................................................51
                  Pass-Through Entity...........................................................................51
                  Pass-Through Rate.............................................................................51
                  Paying Agent..................................................................................51
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                  Payoff........................................................................................51
                  Payoff Earnings...............................................................................52
                  Payoff Interest...............................................................................52
                  Payoff Period.................................................................................52
                  Percentage Interest...........................................................................52
                  Permitted Transferee..........................................................................53
                  Person........................................................................................53
                  Planned Principal Balance.....................................................................53
                  Prepaid Monthly Payment.......................................................................53
                  Primary Insurance Policy......................................................................53
                  Principal Balance.............................................................................54
                  Principal Payment.............................................................................54
                  Principal Payment Amount......................................................................54
                  Principal Prepayment..........................................................................54
                  Principal Prepayment Amount...................................................................54
                  Principal Transfer Amount.....................................................................55
                  Prior Period..................................................................................55
                  Pro Rata Allocation...........................................................................55
                  Prospectus....................................................................................55
                  Purchase Obligation...........................................................................55
                  Purchase Price................................................................................55
                  Qualified Insurer.............................................................................55
                  Rating Agency.................................................................................56
                  Ratings.......................................................................................56
                  Realized Loss.................................................................................56
                  Recognition Agreement.........................................................................58
                  Record Date...................................................................................58
                  Reference Banks...............................................................................58
                  Regular Interest Group........................................................................58
                  Regular Interests.............................................................................58
                  REMIC.........................................................................................59
                  REMIC Provisions..............................................................................59
                  REMIC I.......................................................................................59
                  REMIC I Assets................................................................................59
                  REMIC I Available Distribution Amount.........................................................59
                  REMIC I Distribution Amount...................................................................60
                  REMIC I Regular Interests.....................................................................62
                  REMIC II......................................................................................62
                  REMIC II Assets...............................................................................63
                  REMIC II Available Distribution Amount........................................................63
                  REMIC II Distribution Amount..................................................................63
                  REMIC II Regular Interests....................................................................77
                  REMIC III.....................................................................................77
                  REMIC III Assets..............................................................................77
                  REMIC III Available Distribution Amount.......................................................77
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                  REMIC III Distribution Amount.................................................................78
                  REMIC III Regular Interests...................................................................80
                  Residual Certificates.........................................................................80
                  Residual Distribution Amount..................................................................80
                  Responsible Officer...........................................................................81
                  S&P...........................................................................................81
                  Secretary of State............................................................................81
                  Securities Act................................................................................81
                  Security Agreement............................................................................81
                  Selling and Servicing Contract................................................................81
                  Senior Certificates...........................................................................82
                  Senior Regular Interests......................................................................82
                  Senior Subordinate Certificates...............................................................82
                  Servicer......................................................................................82
                  Servicing Fee.................................................................................82
                  Servicing Officer.............................................................................82
                  Special Hazard Coverage.......................................................................82
                  Special Hazard Loss...........................................................................82
                  Special Primary Insurance Policy..............................................................83
                  Special Primary Insurance Premium.............................................................83
                  Step Down Percentage..........................................................................83
                  Stripped Interest Rate........................................................................83
                  Subordinate Certificates......................................................................83
                  Subordinate Component Balance.................................................................83
                  Subordinate Liquidation Amount................................................................84
                  Subordinate Percentage........................................................................84
                  Subordinate Principal Distribution Amount.....................................................84
                  Subordinate Principal Prepayments Distribution Amount.........................................85
                  Subordination Level...........................................................................85
                  Substitute Mortgage Loan......................................................................85
                  Tax Matters Person............................................................................86
                  Termination Date..............................................................................86
                  Termination Payment...........................................................................86
                  Total Transfer Amount.........................................................................86
                  Transfer......................................................................................86
                  Transferee....................................................................................86
                  Transferee Affidavit and Agreement............................................................86
                  Trust.........................................................................................86
                  Trustee.......................................................................................86
                  Uncollected Interest..........................................................................86
                  Uncompensated Interest Shortfall..............................................................87
                  Undercollateralized Group.....................................................................87
                  Underwriter...................................................................................88
                  Underwriting Standards........................................................................88
                  Uninsured Cause...............................................................................88
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                  U.S. Person...................................................................................88
                  VA............................................................................................88
                  Withdrawal Date...............................................................................88
ARTICLE II            Creation of the Trust; Conveyance of the Mortgage Pool Assets, REMIC I Regular
                      Interests and REMIC II Regular Interests; REMIC Election and Designations;
                      Original Issuance of Certificates.........................................................88

         Section 2.01.     Creation of the Trust................................................................88

         Section 2.02.     Restrictions on Activities of the Trust..............................................89

         Section 2.03.     Separateness Requirements............................................................90

         Section 2.04.     Conveyance of Mortgage Pool Assets; Security Interest................................92

         Section 2.05.     Delivery of Mortgage Files...........................................................93

         Section 2.06.     REMIC Election for REMIC I...........................................................95

         Section 2.07.     Acceptance by Trustee................................................................96

         Section 2.08.     Representations and Warranties of the Company Concerning the Mortgage Loans..........98

         Section 2.09.     Acknowledgment of Transfer of Mortgage Pool Assets..................................103

         Section 2.10.     Conveyance of REMIC I Regular Interests; Security Interest..........................103

         Section 2.11.     REMIC Election for REMIC II.........................................................105

         Section 2.12.     Acknowledgement of Transfer of REMIC II Assets......................................106

         Section 2.13.     Conveyance of REMIC II Regular Interests; Security Interest.........................106

         Section 2.14.     REMIC Election for REMIC III........................................................107

         Section 2.15.     Acknowledgement of Transfer of REMIC III Assets; Authentication of Certificates.....108

         Section 2.16.     Legal Title.........................................................................109

         Section 2.17.     Compliance with ERISA Requirements..................................................109

ARTICLE III           Administration and Servicing of Mortgage Loans...........................................109

         Section 3.01.     The Company to Act as Master Servicer...............................................109

         Section 3.02.     Custodial Accounts and Buydown Fund Accounts........................................112

         Section 3.03.     The Investment Account; Eligible Investments........................................113

         Section 3.04.     The Certificate Account.............................................................114

         Section 3.05.     Permitted Withdrawals from the Certificate Account, the Investment Account and
                           Custodial Accounts for P&I and of Buydown Funds from the Buydown Fund Accounts......114

         Section 3.06.     Maintenance of Primary Insurance Policies; Collections Thereunder...................116
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         Section 3.07.     Maintenance of Hazard Insurance.....................................................117

         Section 3.08.     Enforcement of Due-on-Sale Clauses; Assumption Agreements...........................117

         Section 3.09.     Realization Upon Defaulted Mortgage Loans...........................................118

         Section 3.10.     Trustee to Cooperate; Release of Mortgage Files.....................................120

         Section 3.11.     Compensation to the Master Servicer and the Servicers...............................121

         Section 3.12.     Reports to the Trustee; Certificate Account Statement...............................121

         Section 3.13.     Annual Statement as to Compliance...................................................122

         Section 3.14.     Access to Certain Documentation and Information Regarding the Mortgage Loans........122

         Section 3.15.     Annual Independent Public Accountants' Servicing Report.............................122

         Section 3.16.     [Reserved.].........................................................................122

         Section 3.17.     [Reserved.].........................................................................122

         Section 3.18.     [Reserved.].........................................................................122

         Section 3.19.     [Reserved.].........................................................................122

         Section 3.20.     Assumption or Termination of Selling and Servicing Contracts by Trustee.............123

ARTICLE IV            Payments to Certificateholders; Payment of Expenses......................................123

         Section 4.01.     Distributions to Holders of REMIC I Regular Interests and Class R-1 Residual
                           Interest............................................................................123

         Section 4.02.     Advances by the Master Servicer; Distribution Reports to the Trustee................124

         Section 4.03.     Nonrecoverable Advances.............................................................125

         Section 4.04.     Distributions to Holders of REMIC II Regular Interests and Class R-2 Residual
                           Interest............................................................................125

         Section 4.05.     Distributions to Certificateholders; Payment of Special Primary Insurance
                           Premiums............................................................................126

         Section 4.06.     Statements to Certificateholders....................................................127

ARTICLE V             The Certificates.........................................................................128

         Section 5.01.     The Certificates....................................................................128

         Section 5.02.     Certificates Issuable in Classes; Distributions of Principal and Interest;
                           Authorized Denominations............................................................134

         Section 5.03.     Registration of Transfer and Exchange of Certificates...............................134

         Section 5.04.     Mutilated, Destroyed, Lost or Stolen Certificates...................................135

         Section 5.05.     Persons Deemed Owners...............................................................135

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               Page
         Section 5.06.     Temporary Certificates..............................................................135

         Section 5.07.     Book-Entry for Book-Entry Certificates..............................................136

         Section 5.08.     Notices to Clearing Agency..........................................................137

         Section 5.09.     Definitive Certificates.............................................................137

         Section 5.10.     Office for Transfer of Certificates.................................................138

         Section 5.11.     Nature of Certificates..............................................................138

ARTICLE VI            The Company and the Master Servicer......................................................138

         Section 6.01.     Liability of the Company and the Master Servicer....................................138

         Section 6.02.     Merger or Consolidation of the Company, or the Master Servicer......................138

         Section 6.03.     Limitation on Liability of the Company, the Master Servicer and Others..............139

         Section 6.04.     The Company and the Master Servicer not to Resign...................................139

         Section 6.05.     Trustee Access......................................................................140

ARTICLE VII           Default..................................................................................140

         Section 7.01.     Events of Default...................................................................140

         Section 7.02.     Trustee to Act; Appointment of Successor............................................143

         Section 7.03.     Notification to Certificateholders..................................................144

ARTICLE VIII          Concerning the Trustees..................................................................144

         Section 8.01.     Duties of Trustees..................................................................144

         Section 8.02.     Certain Matters Affecting the Trustees..............................................145

         Section 8.03.     Trustees Not Liable for Certificates or Mortgage Loans..............................146

         Section 8.04.     Trustees May Own Certificates.......................................................147

         Section 8.05.     The Master Servicer to Pay Trustees' Fees and Expenses..............................147

         Section 8.06.     Eligibility Requirements for Trustees...............................................147

         Section 8.07.     Resignation and Removal of Trustees.................................................147

         Section 8.08.     Successor Trustee...................................................................148

         Section 8.09.     Merger or Consolidation of Trustee..................................................149

         Section 8.10.     Appointment of Co-Trustee or Separate Trustee.......................................149

         Section 8.11.     Authenticating Agents...............................................................150

         Section 8.12.     Paying Agents.......................................................................151

         Section 8.13.     Duties of Delaware Trustee..........................................................152

         Section 8.14.     Amendment to Certificate of Trust...................................................152

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               Page
         Section 8.15.     Limitation of Liability.............................................................152

ARTICLE IX            Termination..............................................................................152

         Section 9.01.     Termination Upon Purchase by the Master Servicer or Liquidation of All
                           Mortgage Loans......................................................................152

         Section 9.02.     Additional Termination Requirements.................................................154

         Section 9.03.     Trust Irrevocable...................................................................155

ARTICLE X             Miscellaneous Provisions.................................................................155

         Section 10.01.    Amendment...........................................................................155

         Section 10.02.    Recordation of Agreement............................................................156

         Section 10.03.    Limitation on Rights of Certificateholders..........................................156

         Section 10.04.    Access to List of Certificateholders................................................157

         Section 10.05.    Governing Law.......................................................................158

         Section 10.06.    Notices.............................................................................158

         Section 10.07.    Severability of Provisions..........................................................158

         Section 10.08.    Counterpart Signatures..............................................................158

         Section 10.09.    Benefits of Agreement...............................................................158

         Section 10.10.    Notices and Copies to Rating Agencies...............................................158

Appendix 1        Definition of "Class C-Y Principal Reduction Amounts"
Exhibit A         Form of Certificates (other than Class R Certificates)
Exhibit B         Form of Class R Certificates
Exhibit C         [Reserved]
Exhibit D         Mortgage Loan Schedule
Exhibit E         Selling And Servicing Contract
Exhibit F         Form of Transferor Certificate For Junior Subordinate Certificates
Exhibit G         Form of Transferee's Agreement For Junior Subordinate Certificates
Exhibit H         Form of Additional Matter Incorporated Into The Certificates
Exhibit I         Transferor Certificate
Exhibit J         Transferee Affidavit And Agreement
Exhibit K         [Reserved]
Exhibit L         Form of Investment Letter
Exhibit M         Form of Trustee's Certification Pursuant to Section 2.02
Exhibit N         Officer's Certificate With Respect to ERISA Matters Pursuant toSection 5.01(d)
Exhibit O         Officer's Certificate With Respect to ERISA Matters Pursuant to Section 5.01(g)

     This Pooling and Servicing Agreement, dated and effective as of July 1, 2002 (this "Agreement"), is executed by and among Washington Mutual Mortgage Securities Corp., as depositor and Master Servicer (the "Company"), State Street Bank and Trust Company, a Massachusetts trust company with a corporate trust office at 225 Franklin Street, Boston, MA 02110, as Trustee (the "Trustee"), and Christiana Bank & Trust Company, as Delaware Trustee (the "Delaware Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in Article I hereof.

                              PRELIMINARY STATEMENT

     The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trust. On the Closing Date, the Company will acquire the REMIC I Regular Interests and the Class R-1 Residual Interest from the Trust as consideration for its transfer to the Trust of the Mortgage Loans and certain other assets and will be the owner of the REMIC I Regular Interests and the Class R-1 Residual Interest. Thereafter on the Closing Date, the Company will acquire the REMIC II Regular Interests and the Class R-2 Residual Interest from the Trust as consideration for its transfer to the Trust of the REMIC I Regular Interests and will be the owner of the REMIC II Regular Interests. Thereafter on the Closing Date, the Company will acquire the Certificates (other than the Class R-1 and Class R-2 Residual Interests) and the Class R-3 Residual Interest from the Trust as consideration for its transfer to the Trust of the REMIC II Regular Interests and will be the owner of the Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for (i) the conveyance to the Trust of the Mortgage Loans and certain other assets, (ii) the issuance to the Company of the REMIC I Regular Interests and the Class R-1 Residual Interest representing in the aggregate the entire beneficial interest in REMIC I, (iii) the conveyance to the Trust of the REMIC I Regular Interests, (iv) the issuance to the Company of the REMIC II Regular Interests and the Class R-2 Residual Interest representing in the aggregate the entire beneficial interest in REMIC II, (v) the conveyance to the Trust of the REMIC II Regular Interests and (vi) the issuance to the Company of the Certificates, such Certificates (other than the portion of the Class R Certificates representing ownership of the Class R-1 and Class R-2 Residual Interests) representing in the aggregate the entire beneficial interest in REMIC
III. The Company is entering into this Agreement, and the Trustee and the Delaware Trustee are each accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The Certificates issued hereunder, other than the Junior Subordinate Certificates, have been offered for sale pursuant to a Prospectus, dated July 23, 2002, and a Prospectus Supplement, dated July 26, 2002, of the Company (together, the "Prospectus"). The Junior Subordinate Certificates have been offered for sale pursuant to a Private Placement Memorandum, dated July 30, 2002. The Trust created hereunder is intended to be the "Trust" described in the Prospectus and the Private Placement Memorandum and the Certificates are intended to be the "Certificates" described therein. The following tables set forth the designation, type of interest, Certificate Interest Rate, initial Class Principal Balance and Final Maturity Date for the REMIC I Regular Interests, the REMIC II Regular Interests, the Class R Residual Interests and the Certificates:

                                REMIC I Interests

Class Designation
for each REMIC I
Regular Interest               Certificate    Initial Class
and the Class R-1   Type of     Interest        Principal      Final Maturity
Residual Interest   Interest    Rate (1)         Balance           Date*
-----------------   --------   -----------   ---------------   --------------
Class C-Y-1         Regular     6.500%       $    434,946.66    August 2032
Class C-Y-2         Regular     6.000%             63,544.71    July 2017
Class C-Z-1         Regular     6.500%        869,458,370.54    August 2032
Class C-Z-2         Regular     6.000%        127,201,795.41    July 2017
Class A-X-M         Regular     6.500% (2)                --    August 2032
Class II-X-M        Regular     6.000% (2)                --    July 2017
Class A-P-M         Regular            (3)      2,417,093.38    August 2032
Class II-P-M        Regular            (3)        175,816.63    July 2017
Class R-1+          Residual    6.000%                 50.00    August 2032

* The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan in the related Loan Group (or Loan Groups, as applicable) matures. For federal income tax purposes, for each Class of REMIC I Regular and Residual Interests, the "latest possible maturity date" shall be the Final Maturity Date.

+ The Class R-1 Residual Interest is entitled to receive the applicable Residual Distribution Amount and any Excess Liquidation Proceeds.

(1) Interest distributed to the REMIC I Regular Interests (other than the Class P-M Regular Interests, which shall not be entitled to receive any distributions of interest) and the Class R-1 Residual Interest on each Distribution Date will have accrued at the applicable per annum Certificate Interest Rate on the applicable Class Principal Balance outstanding immediately before such Distribution Date.

(2) Each Class of the Class X-M Regular Interests shall accrue interest on the related Class Notional Amount. The Class X-M Regular Interests shall not be entitled to receive any distributions of principal.

(3) The Class P-M Regular Interests shall not be entitled to receive any distributions of interest.

     As provided herein, with respect to REMIC I, the Company will cause an election to be made on behalf of REMIC I to be treated for federal income tax purposes as a REMIC. The REMIC I Regular Interests will be designated regular interests in REMIC I and the Class R-1 Residual Interest will be designated the sole class of residual interest in REMIC I, for purposes of the REMIC Provisions.

                               REMIC II Interests

Class Designation for
    each REMIC II
Regular Interest and               Certificate    Initial Class
   the Class R-2        Type of     Interest        Principal      Final Maturity
  Residual Interest     Interest    Rate (1)         Balance            Date*
---------------------   --------   -----------   ---------------   --------------
Class I-A-1-L            Regular    6.500%       $101,785,249.00    August 2032
Class I-A-2-L            Regular    6.500%          5,000,000.00    August 2032
Class I-A-3-L            Regular    6.500%          2,926,000.00    August 2032
Class I-A-4-L            Regular    6.500%         21,058,180.00    August 2032
Class I-A-5-L            Regular    6.500%          4,833,000.00    August 2032
Class I-A-6-L            Regular    6.500%          5,807,000.00    August 2032
Class I-A-7-L            Regular    6.500%          3,399,000.00    August 2032
Class I-A-8-L            Regular    6.500%          2,403,000.00    August 2032
Class I-A-9-L            Regular    8.500%         11,385,000.00    August 2032
Class I-A-11-L           Regular    6.050%         50,600,000.00    August 2032
Class I-A-12-L           Regular    6.500% (2)        752,049.00    August 2032
Class I-A-13-L           Regular    6.500%            200,000.00    August 2032
Class I-A-14-L           Regular    6.500%            200,000.00    August 2032
Class I-A-15-L           Regular    6.500%            200,000.00    August 2032
Class I-A-16-L           Regular    6.500%            200,000.00    August 2032
Class I-A-17-L           Regular    6.500%            200,000.00    August 2032
Class I-A-18-L           Regular    6.500%            200,000.00    August 2032
Class I-A-19-L           Regular    6.500%            200,000.00    August 2032
Class I-A-20-L           Regular    6.500%            200,000.00    August 2032
Class I-A-21-L           Regular    6.500%            200,000.00    August 2032
Class I-A-22-L           Regular    6.500%            200,000.00    August 2032
Class I-A-23-L           Regular    6.500%            200,000.00    August 2032
Class I-A-24-L           Regular    6.500%            200,000.00    August 2032
Class I-A-25-L           Regular    6.500%            200,000.00    August 2032
Class I-A-26-L           Regular    6.500%            200,000.00    August 2032
Class I-A-27-L           Regular    6.500%            200,000.00    August 2032
Class I-A-28-L           Regular    6.500%            200,000.00    August 2032
Class I-A-29-L           Regular    6.500%            200,000.00    August 2032
Class I-A-30-L           Regular    6.500%            200,000.00    August 2032
Class I-A-31-L           Regular    6.500%            200,000.00    August 2032
Class I-A-32-L           Regular    6.500%            200,000.00    August 2032
Class I-A-33-L           Regular    6.500%          3,566,000.00    August 2032
Class I-A-34-L           Regular    6.500%          3,239,000.00    August 2032
Class I-A-36-L           Regular    6.500%          2,105,557.00    August 2032
Class II-A-1-L           Regular    6.000%        123,187,222.00    August 2032
Class III-A-1-L          Regular    6.500%        107,141,330.00    August 2032
Class IV-A-1-L           Regular    4.125%         88,378,000.00    August 2032
Class IV-A-3-L           Regular    6.500%         31,118,000.00    August 2032
Class IV-A-4-L           Regular    6.500%         50,099,019.00    August 2032
Class IV-A-5-L           Regular           (3)     88,980,125.00    August 2032
Class IV-A-6-L           Regular           (4)     20,533,875.00    August 2032
Class IV-A-7-L           Regular    6.000%        112,916,000.00    August 2032
Class IV-A-8-L           Regular    6.500%         35,911,000.00    August 2032
Class IV-A-9-L           Regular    8.500%         28,229,000.00    August 2032

Class Designation for
    each REMIC II
 Regular Interest and                Certificate    Initial Class
    the Class R-2       Type of       Interest        Principal     Final Maturity
  Residual Interest     Interest       Rate (1)        Balance          Date*
---------------------   --------   --------------   -------------   --------------
Class IV-A-11-L          Regular   10.33620122416%  54,715,000.00    August 2032
Class IV-A-13-L          Regular        6.500%       1,099,000.00    August 2032
Class A-X-L              Regular        6.500% (5)             --    August 2032
Class II-X-L             Regular        6.000% (5)             --    August 2032
Class A-P-L              Regular               (6)   2,417,093.38    August 2032
Class II-P-L             Regular               (6)     175,816.63    August 2032
Class C-B-1-L            Regular      Variable (7)  14,996,274.00    August 2032
Class C-B-2-L            Regular      Variable (7)   7,698,087.00    August 2032
Class C-B-3-L            Regular      Variable (7)   3,899,031.00    August 2032
Class C-B-4-L            Regular      Variable (7)   1,899,528.00    August 2032
Class C-B-5-L            Regular      Variable (7)   1,499,627.00    August 2032
Class C-B-6-L            Regular      Variable (7)   1,999,504.32    August 2032
Class R-2 (8)           Residual               --              --    August 2032

* The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan in the related Loan Group (or Loan Groups, as applicable) matures. For federal income tax purposes, for each Class of REMIC II Regular and Residual Interests, the "latest possible maturity date" shall be the Final Maturity Date.

(1) Interest distributed to the REMIC II Regular Interests (other than the Class P-L Regular Interests, which shall not be entitled to receive any distributions of interest) on each Distribution Date will have accrued at the applicable per annum Certificate Interest Rate on the applicable Class Principal Balance outstanding immediately before such Distribution Date.

(2) On each Distribution Date on or before the Class I-A-12 Accretion Termination Date, an amount equal to the Class I-A-12 Accrual Amount shall be added to the Class I-A-12-L Principal Balance, and such amount shall be distributed as principal to certain Classes of Group I-A-L Regular Interests and shall not be distributed as interest to the Class I-A-12-L Regular Interest.

(3) The Certificate Interest Rate for the Class IV-A-5-L Regular Interest shall equal LIBOR plus 1.500%, subject to a minimum and maximum Certificate Interest Rate of 1.500% and 8.000% per annum, respectively.

(4) The Certificate Interest Rate for the Class IV-A-6-L Regular Interest shall equal 28.166667% minus the product of LIBOR and 4.333333, subject to a minimum and maximum Certificate Interest Rate of 0.000% and 28.166667% per annum, respectively.

(5) Each Class of the Class X-L Regular Interests shall accrue interest on the related Class Notional Amount. The Class X-L Regular Interests shall not be entitled to receive any distributions of principal.

(6) The Class P-L Regular Interests shall not be entitled to receive any distributions of interest.

(7) The Certificate Interest Rate for each Class of the Group C-B-L Regular Interests shall equal, on any Distribution Date, the weighted average of the Certificate Interest Rates for the Class C-Y-1 and Class C-Y-2 Regular Interests.

(8) The Class R-2 Residual Interest shall be entitled to receive the applicable Residual Distribution Amount. The Class R-2 Residual Interest shall not be entitled to receive any distributions of interest or principal.

     As provided herein, with respect to REMIC II, the Company will cause an election to be made on behalf of REMIC II to be treated for federal income tax purposes as a REMIC. The REMIC II Regular Interests will be designated regular interests in REMIC II and the Class R-2 Residual Interest will be designated the sole class of residual interest in REMIC II, for purposes of the REMIC Provisions.

                               REMIC III Interests

Class Designation for
   each Class of
   Certificates                     Certificate     Initial Class
 and the Class R-3      Type of       Interest        Principal       Final Maturity
 Residual Interest      Interest      Rate (1)         Balance            Date*
---------------------   --------   -------------   ---------------   ---------------
Class I-A-1             Regular      6.500%        $101,785,249.00     August 2032
Class I-A-2             Regular      6.250%           5,000,000.00     August 2032
Class I-A-3             Regular      6.250%           2,926,000.00     August 2032
Class I-A-4             Regular      6.250%          21,058,180.00     August 2032
Class I-A-5             Regular      6.250%           4,833,000.00     August 2032
Class I-A-6             Regular      6.250%           5,807,000.00     August 2032
Class I-A-7             Regular      6.250%           3,399,000.00     August 2032
Class I-A-8             Regular      6.250%           2,403,000.00     August 2032
Class I-A-9             Regular      (2)             11,385,000.00     August 2032
Class I-A-10            Regular      (3)                        --     August 2032
Class I-A-11            Regular      6.050%          50,600,000.00     August 2032
Class I-A-12            Regular      6.500% (4)         752,049.00     August 2032
Class I-A-13            Regular      6.000%             200,000.00     August 2032
Class I-A-14            Regular      6.000%             200,000.00     August 2032
Class I-A-15            Regular      6.000%             200,000.00     August 2032
Class I-A-16            Regular      6.000%             200,000.00     August 2032
Class I-A-17            Regular      6.000%             200,000.00     August 2032
Class I-A-18            Regular      6.000%             200,000.00     August 2032
Class I-A-19            Regular      6.000%             200,000.00     August 2032
Class I-A-20            Regular      6.000%             200,000.00     August 2032
Class I-A-21            Regular      6.000%             200,000.00     August 2032
Class I-A-22            Regular      6.000%             200,000.00     August 2032
Class I-A-23            Regular      6.000%             200,000.00     August 2032
Class I-A-24            Regular      6.000%             200,000.00     August 2032
Class I-A-25            Regular      6.000%             200,000.00     August 2032
Class I-A-26            Regular      6.000%             200,000.00     August 2032
Class I-A-27            Regular      6.000%             200,000.00     August 2032
Class I-A-28            Regular      6.000%             200,000.00     August 2032
Class I-A-29            Regular      6.000%             200,000.00     August 2032
Class I-A-30            Regular      6.000%             200,000.00     August 2032
Class I-A-31            Regular      6.000%             200,000.00     August 2032
Class I-A-32            Regular      6.000%             200,000.00     August 2032
Class I-A-33            Regular      6.000%           3,566,000.00     August 2032
Class I-A-34            Regular      6.000%           3,239,000.00     August 2032
Class I-A-35            Regular      6.500% (5)                 --     August 2032
Class I-A-36            Regular      6.500%           2,105,557.00     August 2032
Class I-A-37            Regular      6.500% (5)                 --     August 2032
Class II-A-1            Regular      6.000%         123,187,222.00     August 2032
Class III-A-1           Regular      6.500%         107,141,330.00     August 2032
Class IV-A-1            Regular      4.125%          88,378,000.00     August 2032
Class IV-A-2            Regular      6.500% (5)                 --     August 2032
Class IV-A-3            Regular      6.250%          31,118,000.00     August 2032
Class IV-A-4            Regular      6.500%          50,099,019.00     August 2032
Class IV-A-5            Regular             (6)      88,980,125.00     August 2032
Class IV-A-6            Regular             (7)      20,533,875.00     August 2032

Class Designation for
   each Class of
   Certificates                     Certificate     Initial Class
 and the Class R-3      Type of       Interest        Principal       Final Maturity
 Residual Interest      Interest      Rate (1)         Balance            Date*
---------------------   --------   -------------   ---------------   ---------------
Class IV-A-7            Regular      6.000%         112,916,000.00     August 2032
Class IV-A-8            Regular      6.500%          35,911,000.00     August 2032
Class IV-A-9            Regular               (8)    28,229,000.00     August 2032
Class IV-A-10           Regular               (9)               --     August 2032
Class IV-A-11           Regular              (10)    54,715,000.00     August 2032
Class IV-A-12           Regular              (11)               --     August 2032
Class IV-A-13           Regular      6.500%           1,099,000.00     August 2032
Class IV-A-14           Regular      6.500%   (5)               --     August 2032
Class A-X               Regular      6.500%   (5)               --     August 2032
Class II-X              Regular      6.000%   (5)               --     August 2032
Class A-P               Regular              (12)     2,417,093.38     August 2032
Class II-P              Regular              (12)       175,816.63     August 2032
Class C-B-1             Regular     Variable (13)    14,996,274.00     August 2032
Class C-B-2             Regular     Variable (13)     7,698,087.00     August 2032
Class C-B-3             Regular     Variable (13)     3,899,031.00     August 2032
Class C-B-4             Regular     Variable (13)     1,899,528.00     August 2032
Class C-B-5             Regular     Variable (13)     1,499,627.00     August 2032
Class C-B-6             Regular     Variable (13)     1,999,504.32     August 2032
Class R-3 (14)          Residual              --                --     August 2032

* The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan in the related Loan Group (or Loan Groups, as applicable) matures. For federal income tax purposes, for each Class of REMIC III Regular and Residual Interests, the "latest possible maturity date" shall be the Final Maturity Date.

(1) Interest distributed on each Distribution Date to the Certificates (other than the Class A-P Certificates, which shall not be entitled to receive any distributions of interest) will have accrued at the applicable per annum Certificate Interest Rate on the applicable Class Principal Balance or Class Notional Amount outstanding immediately before such Distribution Date.

(2) The Certificate Interest Rate for the Class I-A-9 Certificates shall equal LIBOR plus 0.650%, subject to a minimum and maximum Certificate Interest Rate of 0.650% and 8.500% per annum, respectively.

(3) The Certificate Interest Rate for the Class I-A-10 Certificates shall equal 7.850% minus LIBOR, subject to a minimum and maximum Certificate Interest Rate of 0.000% and 7.850% per annum, respectively. The Class I-A-10 Certificates shall accrue interest on the Class I-A-10 Notional Amount. The Class I-A-10 Certificates shall not be entitled to receive any distributions of principal.

(4) On each Distribution Date on or before the Class I-A-12 Accretion Termination Date, an amount equal to the Class I-A-12 Accrual Amount shall be added to the Class I-A-12 Principal Balance, and such amount shall be distributed as principal to certain Classes of Group I-A Certificates and shall not be distributed as interest to the Class I-A-12 Certificates.

(5) The Class I-A-35, Class I-A-37, Class IV-A-2, Class IV-A-14 and each Class of the Class X Certificates shall accrue interest on the related Class Notional Amount. The Class I-A-35, Class I-A-37, Class IV-A-2, Class IV-A-14 and each Class of the Class X Certificates shall not be entitled to receive any distributions of principal.

(6) The Certificate Interest Rate for the Class IV-A-5 Certificates shall equal LIBOR plus 1.500%, subject to a minimum and maximum Certificate Interest Rate of 1.500% and 8.000% per annum, respectively.

(7) The Certificate Interest Rate for the Class IV-A-6 Certificates shall equal 28.166667% minus the product of LIBOR and 4.333333, subject to a minimum and maximum Certificate Interest Rate of 0.000% and 28.166667% per annum, respectively.

(8) The Certificate Interest Rate for the Class IV-A-9 Certificates shall equal LIBOR plus 0.600%, subject to a minimum and maximum Certificate Interest Rate of 0.600% and 8.500% per annum, respectively.

(9) The Certificate Interest Rate for the Class IV-A-10 Certificates shall equal 7.900% minus LIBOR, subject to a minimum and maximum Certificate Interest Rate of 0.000% and 7.900% per annum, respectively. The Class IV-A-10 Certificates shall accrue interest on the Class IV-A-10 Notional Amount. The Class IV-A-10 Certificates shall not be entitled to receive any distributions of principal.


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(10) The Certificate Interest Rate for the Class IV-A-11 Certificates shall equal LIBOR plus 0.450%, subject to a minimum and maximum Certificate Interest Rate of 0.450% and 8.500% per annum, respectively.

(11) The Certificate Interest Rate for the Class IV-A-12 Certificates shall equal 8.050% minus LIBOR, subject to a minimum and maximum Certificate Interest Rate of 0.000% and 8.050% per annum, respectively. The Class IV-A-12 Certificates shall accrue interest on the Class IV-A-12 Notional Amount. The Class IV-A-12 Certificates shall not be entitled to receive any distributions of principal.

(12) The Class P Certificates shall not be entitled to receive any distributions of interest.

(13) The Certificate Interest Rate for each Class of the Group C-B Certificates shall equal, on any Distribution Date, the weighted average of the Certificate Interest Rates for the Class C-Y-1 and Class C-Y-2 Regular Interests.

(14) The Class R-3 Residual Interest shall be entitled to receive the applicable Residual Distribution Amount. The Class R-3 Residual Interest shall not be entitled to receive any distributions of interest or principal.

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     As provided herein, with respect to REMIC III, the Company will cause an election to be made on behalf of REMIC III to be treated for federal income tax purposes as a REMIC. The Certificates (other than the Class R Certificates) will be designated regular interests in REMIC III, and the Class R-3 Residual Interest will be designated the sole class of residual interest in REMIC III, for purposes of the REMIC Provisions. As of the Cut-Off Date, the Mortgage Loans have an aggregate Principal Balance of $999,751,617.33. As of the Closing Date, the Certificates have an Aggregate Certificate Principal Balance of $999,751,616.32.

     In addition, the Trust will issue the Class R Certificates, which will represent ownership of the Class R-1, Class R-2 and Class R-3 Residual Interests.

                              W I T N E S S E T H :

     WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

     WHEREAS, the Trustee is a Massachusetts trust company duly organized and existing under the laws of The Commonwealth of Massachusetts and has full power and authority to enter into this Agreement;

     WHEREAS, the Delaware Trustee is a banking corporation duly organized and existing under the laws of the State of Delaware and has full power and authority to enter into this Agreement;

     WHEREAS, prior to the execution and delivery hereof, the Company and the Delaware Trustee have entered into the Original Trust Agreement, and the Delaware Trustee has filed the Certificate of Trust;

     WHEREAS, it is the intention of the Company, the Trustee and the Delaware Trustee that the Trust created by this Agreement constitute a business trust under the Business Trust Statute, that this Agreement constitute the governing instrument of the Trust, and that this Agreement amend and restate the Original Trust Agreement;

     WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid Principal Balances on the Cut-Off Date as stated therein; and

     WHEREAS, the Company has been duly authorized to create the Trust to (i) hold the Mortgage Loans and certain other property, (ii) issue the REMIC I Regular Interests and the Class R-1 Residual Interest, (iii) hold the REMIC I Regular Interests, (iv) issue the REMIC II Regular Interests and the Class R-2 Residual Interest, (v) hold the REMIC II Regular Interests and (vi) issue the Certificates.

     NOW, THEREFORE, in order to declare the terms and conditions upon which the REMIC I Regular Interests, the REMIC II Regular Interests, the Class R Residual Interests and the Certificates are to be issued, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee and the Delaware Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates, as applicable, as follows:

                                    ARTICLE I

     Section 1.01. Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Aggregate Certificate Principal Balance: At any given time, the sum of the then current Class Principal Balances of the Certificates.

     Appraised Value: The amount set forth in an appraisal made by or for (a) the mortgage originator in connection with its origination of each Mortgage Loan (including a Mortgage Loan originated to refinance mortgage debt), (b) with respect to a Mortgage Loan originated to refinance mortgage debt, the originator of the mortgage debt that was refinanced or (c) the Servicer, at any time, in accordance with the Selling and Servicing Contract.

     Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment or mortgage of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

     Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

     Authorized Denomination: With respect to the Certificates (other than the Class I-A-2 through Class I-A-8, Class I-A-10, Class I-A-13 through Class I-A-35, Class I-A-37, Class IV-A-2, Class IV-A-4, Class IV-A-8, Class IV-A-10, Class IV-A-12, Class IV-A-14, Class X and Class R Certificates), an initial Certificate Principal Balance equal to $25,000 and multiples of $1 in excess thereof, except that one Certificate of each Class of the Junior Subordinate Certificates may be issued in an amount that is not an integral multiple of $1. With respect to the Class I-A-2 through Class I-A-8, Class I-A-13 through Class I-A-34, Class IV-A-4 and Class IV-A-8 Certificates, an initial Certificate Principal Balance equal to $1,000 and multiples of $1 in excess thereof. With respect to the Class I-A-10, Class I-A-35, Class I-A-37, Class IV-A-2, Class IV-A-10, Class IV-A-12, Class IV-A-14 and Class X Certificates, a Class Notional Amount as of the Cut-Off Date equal to $100,000 and multiples of $1 in excess thereof. With respect to the Class R Certificates, one Certificate with a Percentage Interest equal to 0.01% and one Certificate with a Percentage Interest equal to 99.99%.

     Bankruptcy Coverage: $262,136 less (a) any scheduled or permissible reduction in the amount of Bankruptcy Coverage pursuant to the second paragraph of this definition and (b) Bankruptcy Losses allocated to the Certificates.

     The Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

     Bankruptcy Loss: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss," including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan.

     Beneficial Holder: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

     Benefit Plan Opinion: With respect to any Certificate presented for registration in the name of any Person, an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of such Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trust, the Trustee, the Delaware Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust, the Trustee, the Delaware Trustee, the Master Servicer or the Company.

     Book-Entry Certificates: The Class A, Class X, Class P and Senior Subordinate Certificates, beneficial ownership and transfers of which shall be made through book entries as described in Section 5.07.

     Business Day: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Stockton, California, Chicago, Illinois, New York, New York or Seattle, Washington or any city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

     Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del.C.Section.3801 et seq., as the same may be amended form time to time.

     Buydown Agreement: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

     Buydown Fund: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

     Buydown Fund Account: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

     Buydown Loan: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

     Certificate: Any one of the Certificates issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibit A and B hereto. The additional matter appearing in Exhibit H shall be deemed incorporated into Exhibit A as though set forth at the end of such Exhibit.

     Certificate Account: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trust or any other account serving a similar function acceptable to the Rating Agencies. Funds in the Certificate Account in respect of the Mortgage Loans in each of the Loan Groups and amounts withdrawn from the Certificate Account attributable to each of such Loan Groups shall be accounted for separately. Funds in the Certificate Account may be invested in Eligible Investments pursuant to Section 3.04(b) and reinvestment earnings thereon shall be paid to the Master Servicer as additional servicing compensation. Funds deposited in the Certificate Account (exclusive of the Master Servicing Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 2.01, Section 3.04, Section 3.05,
Section 4.01, Section 4.04 and Section 4.05.

     Certificateholder or Holder: With respect to the Certificates, the person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company or the Master Servicer. With respect to the REMIC I Regular Interests, the owner of the REMIC I Regular Interests, which as


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



of the Closing Date shall be the Trust. With respect to the REMIC II Regular Interests, the owner of the REMIC II Regular Interests, which as of the Closing Date shall be the Trust.

     Certificate Interest Rate: For each Class of Certificates and REMIC I and REMIC II Regular Interests, the per annum rate set forth as the Certificate Interest Rate for such Class in the Preliminary Statement hereto.

     Certificate of Trust: The certificate of trust filed by the Delaware Trustee with respect to the Trust with the Secretary of State in accordance with
Section 3810(a) of the Business Trust Statute.

     Certificate Principal Balance: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

     Class: All REMIC I Regular Interests or the Class R-1 Residual Interest having the same priority and rights to payments on the Mortgage Loans from the REMIC I Available Distribution Amount, all REMIC II Regular Interests or the Class R-2 Residual Interest having the same priority and rights to payments on the REMIC I Regular Interests from the REMIC II Available Distribution Amount, and all REMIC III Regular Interests or the Class R-3 Residual Interest having the same priority and rights to payments on the REMIC II Regular Interests from the REMIC III Available Distribution Amount, as applicable, which REMIC I Regular Interests, REMIC II Regular Interests, REMIC III Regular Interests and Class R Residual Interests, as applicable, shall be designated as a separate Class, and which, in the case of the Certificates (including the Class R Certificates representing ownership of the Class R Residual Interests), shall be set forth in the applicable forms of Certificates attached hereto as Exhibits A and B. Each Class of REMIC I Regular Interests and the Class R-1 Residual Interest shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "REMIC I Distribution Amount" only to the extent of the REMIC I Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "REMIC I Distribution Amount," each Class of REMIC II Regular Interests and the Class R-2 Residual Interest shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "REMIC II Distribution Amount" only to the extent of the REMIC II Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "REMIC II Distribution Amount" and each Class of REMIC III Regular Interests and the Class R-3 Residual Interest shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "REMIC III Distribution Amount" only to the extent of the REMIC III Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "REMIC III Distribution Amount."

     Class A Certificates: The Group I-A, Group II-A, Group III-A and Group IV-A Certificates.


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



     Class A-L Regular Interests: The Group I-A-L, Group II-A-L, Group III-A-L and Group IV-A-L Regular Interests.

     Class A-P Certificates: The Certificates designated as "Class A-P" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class A-P-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class A-P-M Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class A-X Certificates: The Certificates designated as "Class A-X" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class A-X Notional Amount: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received (and after giving effect to Principal Prepayments, Monthly P&I Advances and the principal portion of Realized Losses applied prior to such Due Date), or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group I, Group III and Group IV Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group I, Group III and Group IV Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.500%.

     Class A-X-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class A-X-M Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class C-B-1 Certificates: The Certificates designated as "Class C-B-1" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class C-B-1-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class C-B-2 Certificates: The Certificates designated as "Class C-B-2" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class C-B-2-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class C-B-3 Certificates: The Certificates designated as "Class C-B-3" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class C-B-3-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class C-B-4 Certificates: The Certificates designated as "Class C-B-4" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class C-B-4-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class C-B-5 Certificates: The Certificates designated as "Class C-B-5" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class C-B-5-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class C-B-6 Certificates: The Certificates designated as "Class C-B-6" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class C-B-6-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class C-Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the Class Principal Balances of the Class C-Y-1 and Class C-Y-2 Regular Interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as described in Appendix 1.

     Class C-Y Regular Interests: The Class C-Y-1 and Class C-Y-2 Regular Interests.

     Class C-Y-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class C-Y-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class C-Y-1 Regular Interest on such Distribution Date.

     Class C-Y-1 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class C-Y-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class C-Y-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class C-Y-2 Regular Interest on such Distribution Date.


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



     Class C-Y-2 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class C-Z Principal Reduction Amounts: For any Distribution Date, the amounts by which the Class Principal Balances of the Class C-Z-1 and Class C-Z-2 Regular Interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the REMIC I Available Distribution Amount for the related Loan Group or Groups (i.e. the "related Loan Groups" for the Class C-Z-1 Regular Interest are Loan Group I, Loan Group III and Loan Group IV and the "related Loan Group" for the Class C-Z-2 Regular Interest is Loan Group II) over the sum of the amounts thereof distributable (i) in the case of Loan Group I, Loan Group III and Loan Group IV, to the Class A-P-M Regular Interest and, in the case of Loan Group II, to the Class II-P-M Regular Interest, (ii) in the case of Loan Group I, Loan Group III and Loan Group IV, to the Class A-X-M Regular Interest and, in the case of Loan Group II, to the Class II-X-M Regular Interest, (iii) in respect of interest on such Class C-Z Regular Interest and the related Class C-Y Regular Interest, (iv) to such Class C-Z Regular Interest and the related Class C-Y Regular Interest pursuant to clause (c)(ii) of the definition of "REMIC I Distribution Amount" and (v) in the case of Loan Group II, to the Class R-1 Residual Interest and (y) the amount of Realized Losses allocable to principal for the related Loan Group or Groups (reduced, in the case of Loan Group I, Loan Group III and Loan Group IV, by the portion of such amount allocable to the Class A-P-M Regular Interest and, in the case of Loan Group II, by the portion of such amount allocable to the Class II-P-M Regular Interest) over (B) the Class C-Y Principal Reduction Amount for the related Loan Group or Groups.

     Class C-Z Regular Interests: The Class C-Z-1 and Class C-Z-2 Regular Interests.

     Class C-Z-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class C-Z-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class C-Z-1 Regular Interest on such Distribution Date.

     Class C-Z-1 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class C-Z-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class C-Z-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class C-Z-2 Regular Interest on such Distribution Date.

     Class C-Z-2 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-1 Certificates: The Certificates designated as "Class I-A-1" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-1-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-2 Certificates: The Certificates designated as "Class I-A-2" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-2-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-3 Certificates: The Certificates designated as "Class I-A-3" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-3-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-4 Certificates: The Certificates designated as "Class I-A-4" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-4-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-5 Certificates: The Certificates designated as "Class I-A-5" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-5-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-6 Certificates: The Certificates designated as "Class I-A-6" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-6-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-7 Certificates: The Certificates designated as "Class I-A-7" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-7-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-8 Certificates: The Certificates designated as "Class I-A-8" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-8-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-9 Certificates: The Certificates designated as "Class I-A-9" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-9-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-10 Certificates: The Certificates designated as "Class I-A-10" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-10 Notional Amount: For any Distribution Date, the Class I-A-9 Principal Balance immediately before such Distribution Date.

     Class I-A-11 Certificates: The Certificates designated as "Class I-A-11" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-11-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-12 Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the aggregate Class Principal Balance of the Class I-A-9 and Class I-A-11 Certificates has been reduced to zero and (ii) the Credit Support Depletion Date.

     Class I-A-12 Accrual Amount: For any Distribution Date, an amount equal to the amounts that would be payable to the Class I-A-12-L Regular Interest as interest on such Distribution Date pursuant to clauses (I)(a)(ii) and
(I)(a)(iii)(a) of the definition of "REMIC II Distribution Amount" without regard to the provisos in such clauses. Notwithstanding the foregoing, for any Distribution Date after the Class I-A-12 Accretion Termination Date, the Class I-A-12 Accrual Amount shall be zero.

     Class I-A-12 Certificates: The Certificates designated as "Class I-A-12" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-12-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-13 Certificates: The Certificates designated as "Class I-A-13" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-13-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-14 Certificates: The Certificates designated as "Class I-A-14" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-14-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-15 Certificates: The Certificates designated as "Class I-A-15" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-15-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-16 Certificates: The Certificates designated as "Class I-A-16" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-16-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-17 Certificates: The Certificates designated as "Class I-A-17" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-17-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-18 Certificates: The Certificates designated as "Class I-A-18" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-18-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-19 Certificates: The Certificates designated as "Class I-A-19" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-19-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-20 Certificates: The Certificates designated as "Class I-A-20" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-20-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-21 Certificates: The Certificates designated as "Class I-A-21" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-21-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-22 Certificates: The Certificates designated as "Class I-A-22" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-22-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-23 Certificates: The Certificates designated as "Class I-A-23" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-23-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-24 Certificates: The Certificates designated as "Class I-A-24" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-24-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-25 Certificates: The Certificates designated as "Class I-A-25" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-25-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-26 Certificates: The Certificates designated as "Class I-A-26" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-26-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-27 Certificates: The Certificates designated as "Class I-A-27" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-27-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-28 Certificates: The Certificates designated as "Class I-A-28" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-28-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-29 Certificates: The Certificates designated as "Class I-A-29" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-29-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-30 Certificates: The Certificates designated as "Class I-A-30" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-30-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-31 Certificates: The Certificates designated as "Class I-A-31" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-31-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-32 Certificates: The Certificates designated as "Class I-A-32" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-32-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-33 Certificates: The Certificates designated as "Class I-A-33" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-33-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-34 Certificates: The Certificates designated as "Class I-A-34" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-34-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-35 Certificates: The Certificates designated as "Class I-A-35" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-35 Notional Amount: For any Distribution Date, the sum of (i) the aggregate Class Principal Balance of the Class I-A-2, Class I-A-3, Class I-A-5, Class I-A-6, Class I-A-7 and Class I-A-8 Certificates immediately before such Distribution Date multiplied by 25/650 and (ii) the aggregate Class Principal Balance of the Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-23, Class I-A-24, Class I-A-25, Class I-A-26, Class I-A-27, Class I-A-28, Class I-A-29, Class I-A-30, Class I-A-31, Class I-A-32, Class I-A-33 and Class I-A-34 Certificates immediately before such Distribution Date multiplied by 50/650.

     Class I-A-36 Certificates: The Certificates designated as "Class I-A-36" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-36-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class I-A-37 Certificates: The Certificates designated as "Class I-A-37" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class I-A-37 Notional Amount: For any Distribution Date, the Class I-A-4 Principal Balance immediately before such Distribution Date multiplied by 25/650.

     Class I-P Fraction: For each Class I-P Mortgage Loan, a fraction, the numerator of which is 6.500% less the Pass-Through Rate on such Class I-P Mortgage Loan and the denominator of which is 6.500%.

     Class I-P Mortgage Loan: Any Group I Loan with a Pass-Through Rate of less than 6.500% per annum.

     Class II-A-1 Certificates: The Certificates designated as "Class II-A-1" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class II-A-1-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class II-P Certificates: The Certificates designated as "Class II-P" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class II-P Fraction: For each Class II-P Mortgage Loan, a fraction, the numerator of which is 6.000% less the Pass-Through Rate on such Class II-P Mortgage Loan and the denominator of which is 6.000%.

     Class II-P Mortgage Loan: Any Group II Loan with a Pass-Through Rate of less than 6.000% per annum.

     Class II-P-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class II-P-M Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class II-X Certificates: The Certificates designated as "Class II-X" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class II-X Notional Amount: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received (and after giving effect to Principal Prepayments, Monthly P&I Advances and the principal portion of Realized Losses applied prior to such Due Date), or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group II Premium Rate Mortgage Loans and
(y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group II Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.000%.

     Class II-X-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class II-X-M Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

     Class III-A-1 Certificates: The Certificates designated as "Class III-A-1" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class III-A-1-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class III-P Fraction: For each Class III-P Mortgage Loan, a fraction, the numerator of which is 6.500% less the Pass-Through Rate on such Class III-P Mortgage Loan and the denominator of which is 6.500%.

     Class III-P Mortgage Loan: Any Group III Loan with a Pass-Through Rate of less than 6.500% per annum.

     Class IV-A-1 Certificates: The Certificates designated as "Class IV-A-1" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-1-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class IV-A-2 Certificates: The Certificates designated as "Class IV-A-2" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-2 Notional Amount: For any Distribution Date, the Class IV-A-11 Principal Balance immediately before such Distribution Date multiplied by 183.620122416/650.

     Class IV-A-3 Certificates: The Certificates designated as "Class IV-A-3" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-3-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class IV-A-4 Certificates: The Certificates designated as "Class IV-A-4" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-4-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class IV-A-5 Certificates: The Certificates designated as "Class IV-A-5" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-5-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class IV-A-6 Certificates: The Certificates designated as "Class IV-A-6" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-6-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class IV-A-7 Certificates: The Certificates designated as "Class IV-A-7" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-7-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class IV-A-8 Certificates: The Certificates designated as "Class IV-A-8" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-8-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class IV-A-9 Certificates: The Certificates designated as "Class IV-A-9" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-9-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class IV-A-10 Certificates: The Certificates designated as "Class IV-A-10" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-10 Notional Amount: For any Distribution Date, the Class IV-A-9 Principal Balance immediately before such Distribution Date.

     Class IV-A-11 Certificates: The Certificates designated as "Class IV-A-11" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-11-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class IV-A-12 Certificates: The Certificates designated as "Class IV-A-12" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-12 Notional Amount: For any Distribution Date, the Class IV-A-11 Principal Balance immediately before such Distribution Date.

     Class IV-A-13 Certificates: The Certificates designated as "Class IV-A-13" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-13-L Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

     Class IV-A-14 Certificates: The Certificates designated as "Class IV-A-14" on the face thereof in substantially the form attached hereto as Exhibit A.

     Class IV-A-14 Notional Amount: For any Distribution Date, the Class IV-A-3 Principal Balance immediately before such Distribution Date multiplied by 25/650.

     Class IV-P Fraction: For each Class IV-P Mortgage Loan, a fraction, the numerator of which is 6.500% less the Pass-Through Rate on such Class IV-P Mortgage Loan and the denominator of which is 6.500%.

     Class IV-P Mortgage Loan: Any Group IV Loan with a Pass-Through Rate of less than 6.500% per annum.

     Class Notional Amount: With respect to any of the Class X Certificates, the Class X-L Regular Interests, the Class X-M Regular Interests and the Class I-A-10, Class I-A-35, Class I-

A-37, Class IV-A-2, Class IV-A-10, Class IV-A-12 and Class IV-A-14 Certificates, the related notional amount for such Class, as specified herein (e.g., the "Class Notional Amount" for the Class A-X Certificates, the Class A-X-L Regular Interest and the Class A-X-M Regular Interest is the Class A-X Notional Amount).

     Class P Certificates: The Class A-P and Class II-P Certificates. As such term is used herein, the Class A-P Certificates are "related" to the Class I-P, Class III-P and Class IV-P Mortgage Loans and the Class II-P Certificates are "related" to the Class II-P Mortgage Loans.

     Class P Fraction: Any Class I-P, Class II-P, Class III-P or Class IV-P Fraction, as applicable.

     Class P Mortgage Loan: Any of the Class I-P, Class II-P, Class III-P or Class IV-P Mortgage Loans.

     Class P-L Regular Interests: The Class A-P-L and Class II-P-L Regular Interests. As such term is used herein, the Class A-P-L Regular Interest is "related" to the Class I-P, Class III-P and Class IV-P Mortgage Loans and the Class II-P-L Regular Interest is "related" to the Class II-P Mortgage Loans.

     Class P-M Regular Interests: The Class A-P-M and Class II-P-M Regular Interests. As such term is used herein, the Class A-P-M Regular Interest is "related" to the Class I-P, Class III-P and Class IV-P Mortgage Loans and the Class II-P-M Regular Interest is "related" to the Class II-P Mortgage Loans.

     Class Principal Balance: For any Class of Certificates or Class of REMIC I or REMIC II Regular Interests and for the Class R-1 Residual Interest, the applicable initial Class Principal Balance therefor set forth in the Preliminary Statement hereto (or, in the case of the Class R Certificates, the Class Principal Balance of the Class R-1 Residual Interest), corresponding to the rights of such Class in payments of principal due to be passed through to the Certificateholders or the Holders of the Regular Interests from principal payments on the Mortgage Loans, the REMIC I Regular Interests or the REMIC II Regular Interests, as applicable, as reduced from time to time by (x) distributions of principal (including any Class I-A-12 Accrual Amount) to the Certificateholders or the Holders of the REMIC I or REMIC II Regular Interests of such Class and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates and REMIC I or REMIC II Regular Interests pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution of principal on such Class pursuant to the definitions of "REMIC I Distribution Amount," "REMIC II Distribution Amount" and "REMIC III Distribution Amount."

     Notwithstanding the foregoing, (A) any amounts distributed in respect of losses pursuant to paragraph (I)(e)(i) or (I)(e)(ii) of the definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Class Principal Balance of the Class P-L Regular Interests or their Corresponding Classes, (B) any amounts distributed in respect of principal losses pursuant to paragraph (I)(e)(xxi) of the definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the REMIC II Regular Interests or their Corresponding Classes, (C) any amounts distributed in respect of principal losses pursuant to clause (c)(i) of the definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class Principal Balance of the Class P-M Regular Interests and (D) any amounts distributed in respect of principal losses pursuant to clause (c)(ii) of the definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the REMIC I Regular Interests.

     In addition to the foregoing, on each Distribution Date on or before the Class I-A-12 Accretion Termination Date, the Class Principal Balance for each of the Class I-A-12 Certificates and the Class I-A-12-L Regular Interest shall be increased by the Class I-A-12 Accrual Amount for such Distribution Date.

     The Class Principal Balance for the Class I-A-1 Certificates shall be referred to as the "Class I-A-1 Principal Balance," the Class Principal Balance for the Class I-A-1-L Regular Interest shall be referred to as the "Class I-A-1-L Principal Balance" and so on. The Class Principal Balances for the Class X Certificates, the Class X-L Regular Interests, the Class X-M Regular Interests and the Class I-A-10, Class I-A-35, Class I-A-37, Class IV-A-2, Class IV-A-10, Class IV-A-12 and Class IV-A-14 Certificates shall each be zero.

     Class R Certificates: The Certificates designated as "Class R" on the face thereof in substantially the form attached hereto as Exhibit B, representing ownership of the Class R-1, Class R-2 and Class R-3 Residual Interests, each of which Class of Residual Interests has been designated as the sole class of "residual interest" in REMIC I, REMIC II and REMIC III, respectively, pursuant to Section 2.06, Section 2.11 and Section 2.14, respectively, for purposes of
Section 860G(a)(2) of the Code.

     Class R Residual Interests: The Class R-1, Class R-2 and Class R-3 Residual Interests (which shall be transferable only as a unit evidenced by the Class R Certificates, in accordance with the applicable provisions of Section 5.01).

     Class R-1 Residual Interest: The uncertificated undivided beneficial interest in REMIC I which has been designated as the single class of "residual interest" in REMIC I pursuant to Section 2.06. The Class R-1 Residual Interest, together with the REMIC I Regular Interests, shall be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC I Assets pursuant to Section 3806(b)(2) of the Business Trust Statute.

     Class R-2 Residual Interest: The uncertificated undivided beneficial interest in REMIC II which has been designated as the single class of "residual interest" in REMIC II pursuant to Section 2.11. The Class R-2 Residual Interest, together with the REMIC II Regular Interests, shall be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC II Assets pursuant to Section 3806(b)(2) of the Business Trust Statute.

     Class R-3 Residual Interest: The uncertificated undivided beneficial interest in REMIC III which has been designated as the single class of "residual interest" in REMIC III pursuant to Section 2.14. The Class R-3 Residual Interest, together with the REMIC III Regular Interests, shall be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC III Assets pursuant to Section 3806(b)(2) of the Business Trust Statute.

     Class X Certificates: The Class A-X and Class II-X Certificates.

     Class X-L Regular Interest: The Class A-X-L and Class II-X-L Regular Interests.

     Class X-M Regular Interest: The Class A-X-M and Class II-X-M Regular Interests.

     Clean-Up Call Percentage: 5%.

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

     Closing Date: July 30, 2002, which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

     Code: The Internal Revenue Code of 1986, as amended.

     Company: Washington Mutual Mortgage Securities Corp., a Delaware corporation, or its successor-in-interest.

     Compensating Interest: For any Distribution Date with respect to each Loan Group and the Mortgage Loans contained therein, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee payable with respect to such Loan Group on such Distribution Date, (b) the aggregate Payoff Earnings with respect to such Loan Group for such Distribution Date and (c) the aggregate Payoff Interest with respect to such Loan Group for such Distribution Date and (ii) the aggregate Uncollected Interest with respect to such Loan Group for such Distribution Date.

     Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.04.

     Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: The corporate trust office of the Trustee in the Commonwealth of Massachusetts, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 225 Franklin Street, Boston, MA 02110, Attention: Corporate Trust Washington Mutual 2002-MS5.

     Corporation: Any Person (other than an individual, partnership, joint venture or unincorporated organization) incorporated, associated, organized, chartered or existing under the laws of any state or under the federal laws of the United States of America; provided, that such Person have indefinite existence under the law of its domicile.

     Corresponding Class: With respect to the Certificates and the REMIC II Regular Interests, the "Corresponding Class" shall be as indicated in the following table:

Class I-A-1-L     Class I-A-1
Class I-A-2-L     Class I-A-2
Class I-A-3-L     Class I-A-3
Class I-A-4-L     Class I-A-4
Class I-A-5-L     Class I-A-5
Class I-A-6-L     Class I-A-6
Class I-A-7-L     Class I-A-7
Class I-A-8-L     Class I-A-8
Class I-A-9-L     Class I-A-9
Class I-A-11-L    Class I-A-11
Class I-A-12-L    Class I-A-12
Class I-A-13-L    Class I-A-13
Class I-A-14-L    Class I-A-14
Class I-A-15-L    Class I-A-15
Class I-A-16-L    Class I-A-16
Class I-A-17-L    Class I-A-17
Class I-A-18-L    Class I-A-18
Class I-A-19-L    Class I-A-19
Class I-A-20-L    Class I-A-20
Class I-A-21-L    Class I-A-21
Class I-A-22-L    Class I-A-22
Class I-A-23-L    Class I-A-23
Class I-A-24-L    Class I-A-24
Class I-A-25-L    Class I-A-25
Class I-A-26-L    Class I-A-26
Class I-A-27-L    Class I-A-27
Class I-A-28-L    Class I-A-28
Class I-A-29-L    Class I-A-29
Class I-A-30-L    Class I-A-30


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Class I-A-31-L    Class I-A-31
Class I-A-32-L    Class I-A-32
Class I-A-33-L    Class I-A-33
Class I-A-34-L    Class I-A-34
Class I-A-36-L    Class I-A-36
Class II-A-1-L    Class II-A-1
Class III-A-1-L   Class III-A-1
Class IV-A-1-L    Class IV-A-1
Class IV-A-3-L    Class IV-A-3
Class IV-A-4-L    Class IV-A-4
Class IV-A-5-L    Class IV-A-5
Class IV-A-6-L    Class IV-A-6
Class IV-A-7-L    Class IV-A-7
Class IV-A-8-L    Class IV-A-8
Class IV-A-9-L    Class IV-A-9
Class IV-A-11-L   Class IV-A-11
Class IV-A-13-L   Class IV-A-13
Class A-P-L       Class A-P
Class II-P-L      Class II-P
Class A-X-L       Class A-X
Class II-X-L      Class II-X
Class C-B-1-L     Class C-B-1
Class C-B-2-L     Class C-B-2
Class C-B-3-L     Class C-B-3
Class C-B-4-L     Class C-B-4
Class C-B-5-L     Class C-B-5
Class C-B-6-L     Class C-B-6

     Credit Support Depletion Date: The first Distribution Date on which the aggregate Class Principal Balance of the Group C-B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     Curtailment: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding principal balance of the Mortgage Loan. (Prepayment penalties are not payments of principal and hence Curtailments do not include prepayment penalties.)

     Curtailment Shortfall: For any Distribution Date and for any Curtailment applied with a Monthly Payment in the Prior Period other than a Prepaid Monthly Payment, an amount equal to one month's interest on such Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

     Custodial Account for P&I: The Custodial Account for principal and interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee, the Trust, the Delaware Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for P&I is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for P&I shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for P&I may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for P&I" shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

     Custodial Account for Reserves: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee, the Trust, the Delaware Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained,
(b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for Reserves is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for Reserves shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for Reserves may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for Reserves" shall promptly be withdrawn from such Custodial Account for Reserves and be remitted to the Investment Account.

     Custodial Agreement: The agreement, if any, between the Trustee and a Custodian (or the Trustee, a Custodian and the Master Servicer) providing for the safekeeping of the Mortgage Files on behalf of the Trust.

     Custodian: A custodian which is appointed by the Trustee with the consent of the Master Servicer, as provided in Article II hereof, pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee. The reasonable fees and expenses of the Custodian shall be paid by the Master Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

     Cut-Off Date: July 1, 2002.

     Definitive Certificates: Certificates in definitive, fully registered and certificated form.

     Delaware Trustee: Christiana Bank & Trust Company, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.


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



     Depositary Agreement: The Letter of Representations, dated July 29, 2002 by and among DTC, the Trust and the Trustee. The Trustee is authorized to enter into the Depositary Agreement on behalf of the Trust.

     Destroyed Mortgage Note: A Mortgage Note the original of which (or a portion of the original of which) was permanently lost or destroyed and has not been replaced.

     Determination Date: A day not later than the 10th day preceding a related Distribution Date, as determined by the Master Servicer.

     Disqualified Organization: Any Person which is not a Permitted Transferee, but does not include any Pass-Through Entity which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary.

     Distribution Date: With respect to distributions on the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being August 26, 2002. The "related Due Date" for any Distribution Date is the Due Date immediately preceding such Distribution Date.

     DTC: The Depository Trust Company.

     DTC Participant: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

     Due Date: The day on which the Monthly Payment for each Mortgage Loan is due.

     Eligible Institution: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies, (ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies,
(iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agencies, or (iv) the approval of the Rating Agencies. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the Master Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer's short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

     Eligible Investments: Any one or more of the obligations or securities listed below in which funds deposited in the Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

          (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) Repurchase agreements on obligations described in clause (i) of this definition of "Eligible Investments," provided that the unsecured obligations of the party (including the Trustee in its commercial capacity) agreeing to repurchase such obligations have at the time one of the two highest short term debt ratings of the Rating Agencies and provided that such repurchaser's unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (iii) Federal funds, certificates of deposit, time deposits and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state (including the Trustee in its commercial capacity), provided that the debt obligations of such bank or trust company (or, in the case of the principal bank in a bank holding company system, debt obligations of the bank holding company) at the date of acquisition thereof have one of the two highest short term debt ratings of the Rating Agencies and unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agencies;

          (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agencies, provided that the corporation has unsecured long term debt that has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agencies; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account; and

          (vii) Units of taxable money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940), which funds have the highest rating available for such securities from the Rating Agencies or which have been designated in writing by the Rating Agencies as Eligible Investments;

provided, however, that such obligation or security is held for a temporary period pursuant to Section 1.860G-2(g)(1) of the Treasury Regulations, and that such period can in no event exceed thirteen months.

     In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Restricted Certificate: Any Senior Subordinate Certificate.

     Event of Default: Any event of default as specified in Section 7.01.

     Excess Liquidation Proceeds: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds received during the Prior Period over the amount that would have been received if Payoffs had been made with respect to such Mortgage Loans on the date such Liquidation Proceeds were received.

     FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

     FHA: Federal Housing Administration, or any successor thereto.

     Fannie Mae: The entity formerly known as the Federal National Mortgage Association, or any successor thereto.

     Final Maturity Date: With respect to each Class of the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates, the date set forth in the applicable table contained in the Preliminary Statement hereto.

     Fraud Coverage: During the period prior to the first anniversary of the Cut-Off Date, 2.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date (the "Initial Fraud Coverage"), reduced by Fraud Losses allocated to the Certificates since the Cut-Off Date; during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this paragraph) reduced by Fraud Losses allocated to the Certificates since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, zero. On each anniversary of the Cut-Off Date, the Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third and fourth anniversaries of the Cut-Off Date, 1.00% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Initial Fraud Coverage over cumulative Fraud Losses allocated to the Certificates since the Cut-Off Date.

     The Fraud Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

     Fraud Loss: A Realized Loss (or portion thereof) with respect to a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, Lender, a Servicer or the Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy previously issued with respect to such Mortgage Loan.

     Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

     Group C-B Certificates: The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates.

     Group C-B Percentage: For any date of determination, the aggregate Class Principal Balance of the Class C-B Certificates divided by the then outstanding aggregate Principal Balance of the Mortgage Loans.

     Group C-B-L Regular Interests: The Class C-B-1-L, Class C-B-2-L, Class C-B-3-L, Class C-B-4-L, Class C-B-5-L and Class C-B-6-L Regular Interests.

     Group I, Group III and Group IV Premium Rate Mortgage Loans: The Group I Loans having Pass-Through Rates greater than or equal to 6.500% per annum, the Group III Loans having Pass-Through Rates greater than or equal to 6.500% per annum and the Group IV Loans having Pass-Through Rates greater than or equal to 6.500% per annum.

     Group I Certificates: The Group I-A Certificates.

     Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

     Group I Lockout Adjusted Percentage: For any Distribution Date occurring before August 2007, 0%; and for any Distribution Date occurring in or after August 2007, the Group I Lockout Percentage.

     Group I Lockout Liquidation Amount: For any Distribution Date, the aggregate, for each Group I Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of (i) the Group I Lockout Adjusted Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class I-P Fraction thereof, with respect to any Class I-P Mortgage Loan) and (ii) the Group I Lockout Adjusted Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     Group I Lockout Percentage: For any Distribution Date, the lesser of (i) 100% and (ii) the aggregate Class Principal Balance of the Class I-A-4 and Class I-A-36 Certificates, divided by the aggregate Principal Balance of the Group I Loans (exclusive of the Class I-P Fraction thereof with respect to any Class I-P Mortgage Loan), in each case immediately before such Distribution Date.

     Group I Lockout Prepayment Percentage: For any Distribution Date, the product of (i) the Group I Lockout Percentage and (ii) the Step Down Percentage.


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     Group I Lockout Priority Amount: For any Distribution Date, the sum of (i)
the Group I Lockout Adjusted Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clause (I)(a)(i) of the definition of "REMIC II Distribution Amount"), (ii) the Group I Lockout Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clause (I)(a)(i) of the definition of "REMIC II Distribution Amount") and (iii) the Group I Lockout Liquidation Amount.

     Group I Senior Liquidation Amount: For any Distribution Date, the aggregate, for each Group I Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group I Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class I-P Fraction thereof, with respect to any Class I-P Mortgage Loan) and (ii) the Group I Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     Group I Senior Percentage: For any Distribution Date, the lesser of (i) 100% and (ii) the aggregate Class Principal Balance of the Group I-A Certificates divided by the aggregate Principal Balance of the Group I Loans (exclusive of the Class I-P Fraction thereof with respect to any Class I-P Mortgage Loan), in each case immediately before such Distribution Date.

     Group I Senior Prepayment Percentage, Group II Senior Prepayment Percentage, Group III Senior Prepayment Percentage or Group IV Senior Prepayment Percentage : For any Distribution Date, each of the Group I Senior Prepayment Percentage, the Group II Senior Prepayment Percentage, the Group III Senior Prepayment Percentage and the Group IV Senior Prepayment Percentage shall equal 100%, unless (i) the Group I Senior Percentage for such Distribution Date is less than or equal to the Group I Senior Percentage as of the Closing Date, the Group II Senior Percentage for such Distribution Date is less than or equal to the Group II Senior Percentage as of the Closing Date, the Group III Senior Percentage for such Distribution Date is less than or equal to the Group III Senior Percentage as of the Closing Date and the Group IV Senior Percentage for such Distribution Date is less than or equal to the Group IV Senior Percentage as of the Closing Date, (ii) such Distribution Date occurs on or after the fifth anniversary of the first Distribution Date and (iii) the following tests specified in clauses (a) through (h) are met with respect to each of Loan Group I, Loan Group II, Loan Group III and Loan Group IV:

     (a) the mean aggregate Principal Balance as of the Distribution Date in each of the immediately preceding six calendar months of the Group I Loans which were 60 or more days delinquent as of such date (including Mortgage Loans in foreclosure and Mortgaged Properties held by REMIC
          I) is less than or equal to 50% of the Subordinate Component Balance for Loan Group I as of the current Distribution Date,

     (b) the mean aggregate Principal Balance as of the Distribution Date in each of the immediately preceding six calendar months of the Group II Loans which were 60 or more days delinquent as of such date (including Mortgage Loans in foreclosure and Mortgaged Properties held by REMIC
          I) is less than or equal to 50% of the

          Subordinate Component Balance for Loan Group II as of the current Distribution Date,

     (c) the mean aggregate Principal Balance as of the Distribution Date in each of the immediately preceding six calendar months of the Group III Loans which were 60 or more days delinquent as of such date (including Mortgage Loans in foreclosure and Mortgaged Properties held by REMIC
          I) is less than or equal to 50% of the Subordinate Component Balance for Loan Group III as of the current Distribution Date,

     (d) the mean aggregate Principal Balance as of the Distribution Date in each of the immediately preceding six calendar months of the Group IV Loans which were 60 or more days delinquent as of such date (including Mortgage Loans in foreclosure and Mortgaged Properties held by REMIC
          I) is less than or equal to 50% of the Subordinate Component Balance for Loan Group IV as of the current Distribution Date,

     (e) cumulative Realized Losses on the Group I Loans allocated to the Group C-B-L Regular Interests, as a percentage of the Subordinate Component Balance for Loan Group I as of the Closing Date, are less than or equal to, for any Distribution Date (1) before the sixth anniversary of the first Distribution Date, 30%, (2) on or after the sixth anniversary but before the seventh anniversary of the first Distribution Date, 35%, (3) on or after the seventh anniversary but before the eighth anniversary of the first Distribution Date, 40%, (4) on or after the eighth anniversary but before the ninth anniversary of the first Distribution Date, 45%, and (5) on or after the ninth anniversary of the first Distribution Date, 50%,

     (f) cumulative Realized Losses on the Group II Loans allocated to the Group C-B-L Regular Interests, as a percentage of the Subordinate Component Balance for Loan Group II as of the Closing Date, are less than or equal to, for any Distribution Date (1) before the sixth anniversary of the first Distribution Date, 30%, (2) on or after the sixth anniversary but before the seventh anniversary of the first Distribution Date, 35%, (3) on or after the seventh anniversary but before the eighth anniversary of the first Distribution Date, 40%, (4) on or after the eighth anniversary but before the ninth anniversary of the first Distribution Date, 45%, and (5) on or after the ninth anniversary of the first Distribution Date, 50%,

     (g) cumulative Realized Losses on the Group III Loans allocated to the Group C-B-L Regular Interests, as a percentage of the Subordinate Component Balance for Loan Group III as of the Closing Date, are less than or equal to, for any Distribution Date (1) before the sixth anniversary of the first Distribution Date, 30%, (2) on or after the sixth anniversary but before the seventh anniversary of the first Distribution Date, 35%, (3) on or after the seventh anniversary but before the eighth anniversary of the first Distribution Date, 40%, (4) on or after the eighth anniversary but before the ninth anniversary of the first Distribution Date, 45%, and (5) on or after the ninth anniversary of the first Distribution Date, 50%, and


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



     (h) cumulative Realized Losses on the Group IV Loans allocated to the Group C-B-L Regular Interests, as a percentage of the Subordinate Component Balance for Loan Group IV as of the Closing Date, are less than or equal to, for any Distribution Date (1) before the sixth anniversary of the first Distribution Date, 30%, (2) on or after the sixth anniversary but before the seventh anniversary of the first Distribution Date, 35%, (3) on or after the seventh anniversary but before the eighth anniversary of the first Distribution Date, 40%, (4) on or after the eighth anniversary but before the ninth anniversary of the first Distribution Date, 45%, and (5) on or after the ninth anniversary of the first Distribution Date, 50%, in which case the Group I Senior Prepayment Percentage, the Group II Senior Prepayment Percentage, the Group III Senior Prepayment Percentage and the Group IV Senior Prepayment Percentage shall be calculated as follows: (1) for any such Distribution Date on or after the fifth anniversary but before the sixth anniversary of the first Distribution Date, the Group I Senior Percentage, the Group II Senior Percentage, the Group III Senior Percentage or the Group IV Senior Percentage, as applicable, for such Distribution Date plus 70% of the Subordinate Percentage for the related Loan Group for such Distribution Date;
(2) for any such Distribution Date on or after the sixth anniversary but before the seventh anniversary of the first Distribution Date, the Group I Senior Percentage, the Group II Senior Percentage, the Group III Senior Percentage or the Group IV Senior Percentage, as applicable, for such Distribution Date plus 60% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (3) for any such Distribution Date on or after the seventh anniversary but before the eighth anniversary of the first Distribution Date, the Group I Senior Percentage, the Group II Senior Percentage, the Group III Senior Percentage or the Group IV Senior Percentage, as applicable, for such Distribution Date plus 40% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (4) for any such Distribution Date on or after the eighth anniversary but before the ninth anniversary of the first Distribution Date, the Group I Senior Percentage, the Group II Senior Percentage, the Group III Senior Percentage or the Group IV Senior Percentage, as applicable, for such Distribution Date plus 20% of the Subordinate Percentage for the related Loan Group for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group I Senior Percentage, the Group II Senior Percentage, the Group III Senior Percentage or the Group IV Senior Percentage, as applicable, for such Distribution Date.

     If on any Distribution Date the allocation to the Group I-L, Group II-L, Group III-L or Group IV-L Regular Interests of Principal Prepayments in the percentage required would reduce the aggregate Class Principal Balance of such Regular Interests below zero, the Group I Senior Prepayment Percentage, the Group II Senior Prepayment Percentage, Group III Senior Prepayment Percentage or the Group IV Senior Prepayment Percentage, as applicable, for such Distribution Date shall be limited to the percentage necessary to reduce the aggregate Class Principal Balance of such Regular Interests to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class A-P-L Regular Interest shall receive the applicable Class P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of Class I-P, Class III-P and Class IV-P Mortgage Loans, and the Class II-P Certificates shall receive the applicable Class P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of Class II-P Mortgage Loans.

     Group I Senior Principal Distribution Amount: For any Distribution Date, an amount equal to the sum of (a) the Group I Senior Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clauses (I)(a)(i) and (II)(a)(i) of the definition of "REMIC II Distribution Amount"), (b) the Group I Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clauses (I)(a)(i) and (II)(a)(i) of the definition of "REMIC II Distribution Amount") and (c) the Group I Senior Liquidation Amount.

     Group I Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group I Senior Percentage for such date.

     Group I Subordinate Prepayment Percentage: For any Distribution Date, the excess of 100% over the Group I Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group I-A Certificates has been reduced to zero, then the Group I Subordinate Prepayment Percentage shall equal 100%.

     Group I-A Certificates: The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-23, Class I-A-24, Class I-A-25, Class I-A-26, Class I-A-27, Class I-A-28, Class I-A-29, Class I-A-30, Class I-A-31, Class I-A-32, Class I-A-33, Class I-A-34, Class I-A-35, Class I-A-36 and Class I-A-37 Certificates.

     Group I-A-L Regular Interests: The Class I-A-1-L, Class I-A-2-L, Class I-A-3-L, Class I-A-4-L, Class I-A-5-L, Class I-A-6-L, Class I-A-7-L, Class I-A-8-L, Class I-A-9-L, Class I-A-11-L, Class I-A-12-L, Class I-A-13-L, Class I-A-14-L, Class I-A-15-L, Class I-A-16-L, Class I-A-17-L, Class I-A-18-L, Class I-A-19-L, Class I-A-20-L, Class I-A-21-L, Class I-A-22-L, Class I-A-23-L, Class I-A-24-L, Class I-A-25-L, Class I-A-26-L, Class I-A-27-L, Class I-A-28-L, Class I-A-29-L, Class I-A-30-L, Class I-A-31-L, Class I-A-32-L, Class I-A-33-L, Class I-A-34-L and Class I-A-36-L Regular Interests.

     Group I-L Regular Interests: The Group I-A-L Regular Interests.

     Group II Certificates: The Group II-A, Class II-P and Class II-X Certificates.

     Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

     Group II Premium Rate Mortgage Loans: The Group II Loans having Pass-Through Rates greater than or equal to 6.000% per annum.

     Group II Senior Liquidation Amount: For any Distribution Date, the aggregate, for each Group II Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group II Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class II-P Fraction thereof, with respect to any Class II-P Mortgage Loan) and (ii) the Group II Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.


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



     Group II Senior Percentage: For any Distribution Date, the lesser of (i) 100% and (ii) the aggregate Class Principal Balance of the Group II-A and Residual Certificates divided by the aggregate Class Principal Balance of the Group II Loans (exclusive of the Class II-P Fraction thereof, with respect to any Class II-P Mortgage Loan), in each case immediately before such Distribution Date.

     Group II Senior Prepayment Percentage: See the definition of "Group I Senior Prepayment Percentage, Group II Senior Prepayment Percentage or Group III Senior Prepayment Percentage."

     Group II Senior Principal Distribution Amount: For any Distribution Date, an amount equal to the sum of (a) the Group II Senior Percentage of the Principal Payment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class II-P-L Regular Interest pursuant to clauses (I)(b)(i) and (II)(b)(i) of the definition of "REMIC II Distribution Amount"), (b) the Group II Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class II-P-L Regular Interest pursuant to clauses (I)(b)(i) and (II)(b)(i) of the definition of "REMIC II Distribution Amount") and (c) the Group II Senior Liquidation Amount.

     Group II Subordinate Balance: For any date of determination, an amount equal to the then outstanding aggregate Principal Balance of the Group II Loans reduced by the sum of (i) the aggregate Class Principal Balance of the Group II-A, Class II-P and Residual Certificates.

     Group II Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group II Senior Percentage for such date.

     Group II Subordinate Prepayment Percentage: For any Distribution Date, the excess of 100% over the Group II Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group II-A and Residual Certificates has been reduced to zero, then the Group II Subordinate Prepayment Percentage shall equal 100%.

     Group II-A Certificates: The Class II-A-1 Certificates.

     Group II-A-L Regular Interest: The Class II-A-1-L Regular Interest.

     Group II-L Regular Interests: The Group II-A-L, Class II-P-L and Class II-X-L Regular Interests.

     Group III Certificates: The Group III-A Certificates.

     Group III Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group III Loans.

     Group III Senior Liquidation Amount: For any Distribution Date, the aggregate, for each Group III Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group III Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class III-P Fraction thereof, with respect to any Class III-P Mortgage Loan) and


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



(ii) the Group III Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     Group III Senior Percentage: For any Distribution Date, the lesser of (i) 100% and (ii) the aggregate Class Principal Balance of the Group III-A Certificates divided by the aggregate Principal Balance of the Group III Loans (exclusive of the Class III-P Fraction thereof with respect to any Class III-P Mortgage Loan), in each case immediately before such Distribution Date.

     Group III Senior Prepayment Percentage: See the definition of "Group I Senior Prepayment Percentage, Group II Senior Prepayment Percentage or Group III Senior Prepayment Percentage."

     Group III Senior Principal Distribution Amount: For any Distribution Date, an amount equal to the sum of (a) the Group III Senior Percentage of the Principal Payment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clauses (I)(c)(i) and (II)(c)(i) of the definition of "REMIC II Distribution Amount"), (b) the Group III Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clauses (I)(c)(i) and (II)(c)(i) of the definition of "REMIC II Distribution Amount") and (c) the Group III Senior Liquidation Amount.

     Group III Subordinate Percentage: For any Distribution Date, the excess of 100% over the Group III Senior Percentage for such date.

     Group III Subordinate Prepayment Percentage: For any Distribution Date, the excess of 100% over the Group III Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group III-A Certificates has been reduced to zero, then the Group III Subordinate Prepayment Percentage shall equal 100%.

     Group III-A Certificates: The Class III-A-1 Certificates.

     Group III-A-L Regular Interests: The Class III-A-1-L Regular Interest.

     Group III-L Regular Interests: The Group III-A-L Regular Interests.

     Group IV Certificates: The Group IV-A Certificates.

     Group IV Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group IV Loans.

     Group IV Lockout Adjusted Percentage: For any Distribution Date occurring before August 2007, 0%; and for any Distribution Date occurring in or after August 2007, the Group IV Lockout Percentage.

     Group IV Lockout Liquidation Amount: For any Distribution Date, the aggregate, for each Group IV Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser


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



of (i) the Group IV Lockout Adjusted Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class IV-P Fraction thereof, with respect to any Class IV-P Mortgage Loan) and (ii) the Group IV Lockout Adjusted Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     Group IV Lockout Percentage: For any Distribution Date, the lesser of (i) 100% and (ii) the aggregate Class Principal Balance of the Class IV-A-4 and Class IV-A-13 Certificates, divided by the aggregate Principal Balance of the Group IV Loans (exclusive of the Class IV-P Fraction thereof with respect to any Class IV-P Mortgage Loan), in each case immediately before such Distribution Date.

     Group IV Lockout Prepayment Percentage: For any Distribution Date, the product of (i) the Group IV Lockout Percentage and (ii) the Step Down Percentage.

     Group IV Lockout Priority Amount: For any Distribution Date, the sum of (i) the Group IV Lockout Adjusted Percentage of the Principal Payment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clause (I)(d)(i) of the definition of "REMIC II Distribution Amount"), (ii) the Group IV Lockout Prepayment Percentage of the Principal Prepayment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clause (I)(d)(i) of the definition of "REMIC II Distribution Amount") and (iii) the Group IV Lockout Liquidation Amount.

     Group IV Senior Liquidation Amount: For any Distribution Date, the aggregate, for each Group IV Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group IV Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class IV-P Fraction thereof, with respect to any Class IV-P Mortgage Loan) and (ii) the Group IV Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     Group IV Senior Percentage: For any Distribution Date, the lesser of (i) 100% and (ii) the aggregate Class Principal Balance of the Group IV-A Certificates divided by the aggregate Principal Balance of the Group IV Loans (exclusive of the Class IV-P Fraction thereof with respect to any Class IV-P Mortgage Loan), in each case immediately before such Distribution Date.

     Group IV Senior Principal Distribution Amount: For any Distribution Date, an amount equal to the sum of (a) the Group IV Senior Percentage of the Principal Payment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clauses (I)(d)(i) and (II)(d)(i) of the definition of "REMIC II Distribution Amount"), (b) the Group IV Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clauses (I)(d)(i) and (II)(d)(i) of the definition of "REMIC II Distribution Amount") and (c) the Group IV Senior Liquidation Amount.


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     Group IV Subordinate Percentage: For any Distribution Date, the excess of
100% over the Group IV Senior Percentage for such date.

     Group IV Subordinate Prepayment Percentage: For any Distribution Date, the excess of 100% over the Group IV Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group IV-A Certificates has been reduced to zero, then the Group IV Subordinate Prepayment Percentage shall equal 100%.

     Group IV-A Certificates: The Class IV-A-1, Class IV-A-2, Class IV-A-3, Class IV-A-4, Class IV-A-5, Class IV-A-6, Class IV-A-7, Class IV-A-8, Class IV-A-9, Class IV-A-10, Class IV-A-11, Class IV-A-12, Class IV-A-13 and Class IV-A-14 Certificates.

     Group IV-A-L Regular Interests: The Class IV-A-1-L, Class IV-A-3-L, Class IV-A-4-L, Class IV-A-5-L, Class IV-A-6-L, Class IV-A-7-L, Class IV-A-8-L, Class IV-A-9-L, Class IV-A-11-L and Class IV-A-13-L Regular Interests.

     Group IV-L Regular Interests: The Group IV-A-L Regular Interests.

     Groups I, III and IV Subordinate Balance: For any date of determination, the sum of (a) an amount equal to the then outstanding aggregate Principal Balance of the Group I Loans reduced by the sum of (i) the aggregate Class Principal Balance of the Group I-A Certificates and (ii) the portion of the Class A-P Principal Balance attributable to the Group I Loans, (b) an amount equal to the then outstanding aggregate Principal Balance of the Group III Loans reduced by the sum of (i) the aggregate Class Principal Balance of the Group III-A Certificates and (ii) the portion of the Class A-P Principal Balance attributable to the Group III Loans and (c) an amount equal to the then outstanding aggregate Principal Balance of the Group IV Loans reduced by the sum of (i) the aggregate Class Principal Balance of the Group IV-A Certificates and
(ii) the portion of the Class A-P Principal Balance attributable to the Group IV Loans.

     Indirect DTC Participants: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

     Insurance Proceeds: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement) covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to Section 2.08 and any FHA insurance policy or VA guaranty.

     Interest Distribution Amount: For any Distribution Date, for any Class of the REMIC I Regular Interests, the REMIC II Regular Interests and the Class R-1 Residual Interest, the amount of interest accrued during the Prior Period (or, in the case of the Class I-A-9-L, Class IV-A-5-L, Class IV-A-6-L, Class IV-A-9-L and Class IV-A-11-L Regular Interests, during the period beginning on the 25th day of the preceding calendar month and ending on the 24th day of the month of the Distribution Date), at the related Certificate Interest Rate for such Class for such Distribution Date, on the respective Class Principal Balance immediately before such Distribution Date, reduced by Uncompensated Interest Shortfall and the interest portion of Realized Losses allocated to such Class pursuant to the definitions of "Uncompensated Interest


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



Shortfall" and "Realized Loss," respectively. The computation of interest accrued shall be made on the basis of a 360-day year of twelve 30-day months. The Interest Distribution Amounts for the Class P-L and Class P-M Regular Interests shall equal zero.

     Interest Transfer Amount: On any Distribution Date for an Undercollateralized Group, an amount equal to one month's interest on the applicable Principal Transfer Amount at 6.500% per annum if the Undercollateralized Group is Loan Group I, Loan Group III or Loan Group IV and at 6.000% per annum if the Undercollateralized Group is Loan Group II, plus any interest accrued on the Senior Certificates related to such Undercollateralized Group remaining unpaid from prior Distribution Dates.

     Investment Account: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates) maintained by the Master Servicer in the trust department of the Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agencies.

     Investment Depository: JPMorgan Chase Bank, or another bank or trust company designated from time to time by the Master Servicer. The Investment Depository shall at all times be an Eligible Institution.

     Junior Subordinate Certificates: The Class C-B-4, Class C-B-5 and Class C-B-6 Certificates.

     Last Scheduled Distribution Date: With respect to any Class of Certificates, the Final Maturity Date for such Class; provided, however, that with respect to the Group II Certificates, the "Last Scheduled Distribution Date" shall be the Distribution Date in July 2017.

     Lender: An institution from which the Company purchased any Mortgage Loans pursuant to a Selling and Servicing Contract.

     LIBOR: With respect to the first Distribution Date, 1.840%; and with respect to each Distribution Date thereafter, the London Interbank Offered Rate for one-month United States dollar deposits determined by the Master Servicer on the LIBOR Determination Date on the basis of quotations provided by each of the Reference Banks as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date as such quotations are available from the Telerate Page 3750 (as defined in the International Swap Dealers Association Inc. Code of 1987 Interest Rate and Currency Exchange Definitions), as follows:

          (A) in the event that only one or none of the Reference Banks provides such quotations, the higher of:

               (i) LIBOR as determined on the immediately preceding LIBOR Determination Date (or, in the case of the first LIBOR Determination Date, 1.840%), and


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



               (ii) the Reserve Rate. The "Reserve Rate" will be the rate per annum (rounded upward, if necessary, to the nearest multiple of 1/16th of 1%) that the Master Servicer determines to be either

                    (x) the arithmetic mean of the offered quotations that the leading banks in New York City selected by the Master Servicer in its sole discretion are then quoting on the relevant LIBOR Determination Date for one-month United States dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Master Servicer, being so made, or

                    (y) in the event that the Master Servicer can determine no such arithmetic mean, the arithmetic mean of the offered quotations that the leading banks in New York City selected by the Master Servicer in its sole discretion are quoting on such LIBOR Determination Date to leading European banks for one-month United States dollar deposits, provided, however, that if the banks selected by the Master Servicer are not then so quoting, LIBOR shall be as determined on the immediately preceding LIBOR Determination Date (or, in the case of the first LIBOR Determination Date, 1.840%);

          (B) otherwise, the arithmetic mean (rounded upward, if necessary, to the nearest multiple of 1/16th of 1%) of such offered quotations the establishment of which, in each case, shall be final and binding in the absence of manifest error.

     LIBOR Determination Date: With respect to interest paid on any Distribution Date, the second day on which banks in London and New York City are open for the transaction of international business prior to the 25th day of the month preceding the Distribution Date.

     Liquidated Mortgage Loan: A Mortgage Loan (other than a Mortgage Loan with respect to which a Payoff has been made) for which the Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that it has received all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise. For purposes of this definition, acquisition of a Mortgaged Property by the Trust shall not constitute final liquidation of the related Mortgage Loan.

     Liquidation Principal: The principal portion of Liquidation Proceeds received (exclusive of the portion thereof attributable to distributions to the Class P-L Regular Interest pursuant to clauses (I)(a)(i), (I)(b)(i), (I)(c)(i),
(I)(d)(i), (II)(a)(i), (II)(b)(i), (II)(c)(i) and (II)(d)(i) of the definition of "REMIC II Distribution Amount") with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.


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



     Liquidation Proceeds: Amounts after deduction of amounts reimbursable under
Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise.

     Loan Group: Loan Group I, Loan Group II, Loan Group III or Loan Group IV, as applicable.

     Loan Group I: The group of Mortgage Loans comprised of the Group I Loans.

     Loan Group II: The group of Mortgage Loans comprised of the Group II Loans.

     Loan Group III: The group of Mortgage Loans comprised of the Group III
Loans.

     Loan Group IV: The group of Mortgage Loans comprised of the Group IV Loans.

     Loan-to-Value Ratio: The original principal amount of a Mortgage Loan divided by the Original Value; provided, however, that references to "current Loan-to-Value Ratio" or "Loan-to-Value Ratio as of the Cut-Off Date" in Section
2.08 shall be deemed to mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

     Lowest Class B Owner: An owner unaffiliated with the Company or the Master Servicer of (i) a 100% interest in the Class of Group C-B Certificates with the lowest priority or (ii) a 100% interest in a class of securities representing such interest in such Class specified in clause (i) above.

     Master Servicer: The Company, or any successor thereto appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01.

     Master Servicer Business Day: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Chicago, Illinois are authorized or obligated by law or executive order to be closed.

     Master Servicing Fee: The fee charged by the Master Servicer for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each Mortgage Loan in Exhibit D on the outstanding Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account, the Investment Account or the Custodial Account for P&I.

     MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor thereto.

     MERS Loan: Any Mortgage Loan registered on the MERS(R) System for which MERS appears as the mortgagee of record on the Mortgage or on an assignment thereof.

     MERS(R) System: The system of electronically recording transfers of Mortgages maintained by MERS.

     MIN: The Mortgage Identification Number for a MERS Loan.


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     MOM Loan: A Mortgage Loan that was registered on the MERS(R) System at the time of origination thereof and for which MERS appears as the mortgagee of record on the Mortgage.

     Monthly P&I Advance: An advance of funds by the Master Servicer pursuant to
Section 4.02 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

     Monthly Payment: The scheduled payment of principal and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

     Moody's: Moody's Investors Service, Inc., provided that at any time it be a Rating Agency.

     Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note.

     Mortgage File: The following documents or instruments with respect to each Mortgage Loan transferred and assigned by the Company pursuant to Section 2.04,
(X) with respect to each Mortgage Loan that is not a Cooperative Loan:

          (i) The original Mortgage Note endorsed (A) in blank, without recourse, or (B) to "State Street Bank and Trust Company, as Custodian/Trustee, without recourse" or to "Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee or the Trust, as applicable, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note (or portion thereof, as applicable), together with an original lost note affidavit from the originator of the Mortgage Loan or the Company (or any affiliate of the Company from which the Company acquired the Mortgage Loan), as applicable, stating that the original Mortgage Note (or portion thereof, as applicable) was lost, misplaced or destroyed, together with a copy of the Mortgage Note (or portion thereof, as applicable); provided, however, that in the event the Company acquired the Mortgage Loan from an affiliate of the Company, then the Mortgage Note need not be endorsed in blank or to State Street Bank and Trust Company or the Trust as provided above (but, if not so endorsed, shall be made payable to, or endorsed by the mortgagee named therein to, such affiliate of the Company);

          (ii) The Buydown Agreement, if applicable;

          (iii) A Mortgage that is either

               (1) (x) the original recorded Mortgage with evidence of recording thereon for the jurisdiction in which the Mortgaged Property is located (which original recorded Mortgage, in the case of a MOM Loan, shall set forth the MIN and shall indicate that the Mortgage Loan is a MOM Loan), (y) unless the Mortgage Loan is a MERS Loan, an original Mortgage assignment thereof duly executed and acknowledged in recordable form (A) in blank or (B) to "State Street Bank and Trust Company, as Custodian/Trustee," or to "Washington


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



          Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust," and (z) unless the Mortgage Loan is a MOM Loan, recorded originals of all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note (or, in the case of a MERS Loan other than a MOM Loan, from the originator to MERS); or

               (2) (x) a copy (which may be in electronic form) of the Mortgage (which Mortgage, in the case of a MOM Loan, shall set forth the MIN and shall indicate that the Mortgage Loan is a MOM Loan) which represents a true and correct reproduction of the original Mortgage and which has either been certified (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the originator, the related Lender or the escrow or title company which provided closing services in connection with such Mortgage Loan as a true and correct copy the original of which has been sent for recordation, (y) unless the Mortgage Loan is a MERS Loan, an original Mortgage assignment thereof duly executed and acknowledged in recordable form (A) in blank or (B) to "State Street Bank and Trust Company, as Custodian/Trustee," or to "Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust," and (z) unless the Mortgage Loan is a MOM Loan, true and correct copies, certified by the applicable county recorder or by the originator or Lender as described above, of all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note (or, in the case of a MERS Loan other than a MOM Loan, from the originator to MERS);

     provided, however, that in the event the Company acquired the Mortgage Loan from an affiliate of the Company, then the Mortgage File need not include a Mortgage assignment executed in blank or to State Street Bank and Trust Company or the Trust as provided in clause (X)(iii)(1)(y) or (X)(iii)(2)(y) above, as applicable (but the Mortgage File shall, unless the Mortgage Loan was originated by such affiliate of the Company, include an intervening Mortgage assignment to such affiliate as provided in clause (X)(iii)(1)(z) or (X)(iii)(2)(z) above, as applicable); and

          (iv) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment;

and (Y) with respect to each Cooperative Loan:

          (i) the original Mortgage Note endorsed (A) in blank, without recourse, or (B) to "State Street Bank and Trust Company, as Custodian/Trustee, without recourse" or to "Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust, without recourse" and all intervening endorsements evidencing a complete chain of endorsements, from the originator to the Trustee or the Trust, as applicable, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note (or portion thereof, as applicable), together with an original lost note affidavit from the originator of the Cooperative Loan or the Company (or any affiliate of the Company from which the Company acquired the Mortgage Loan), as applicable, stating that the original Mortgage Note (or portion thereof, as applicable) was lost, misplaced or destroyed, together with a copy of the Mortgage Note (or portion thereof, as applicable); provided, however, that in the event the Company acquired the Cooperative Loan from an affiliate of the Company, then the Mortgage Note need not be endorsed in blank or to State Street Bank and Trust Company or the Trust as provided above (but, if not so endorsed, shall be made payable to, or endorsed by the originator or successor lender named therein to, such affiliate of the Company);

          (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

          (iv) The Recognition Agreement;

          (v) The Security Agreement;

          (vi) Copies of the original UCC financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii) Copies of the filed UCC assignments or amendments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trust, each with evidence of recording thereof, evidencing the interest of the assignee under the Security Agreement and the Assignment of Proprietary Lease;

          (viii) An executed assignment of the interest of the originator in the Security Agreement, the Assignment of Proprietary Lease and the Recognition Agreement, showing an unbroken chain of title from the originator to the Trust; and

          (ix) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment;

     provided, however, that in the event the Company acquired the Cooperative Loan from an affiliate of the Company, then the Mortgage File need not include
(1) a UCC assignment or amendment of the security interest referenced in clause
(Y)(vi) above to the Trust as provided in clause (Y)(vii) above (but the Mortgage File shall, unless the Cooperative Loan was originated by such affiliate of the Company, include a UCC assignment or amendment of such security interest to such affiliate) or (2) an assignment of the interest of the originator in the Security Agreement, the Assignment of Proprietary Lease and the Recognition Agreement to the Trust as provided in clause (Y)(viii) above (but the Mortgage File shall, unless the Cooperative Loan was originated by such affiliate of the Company, include an assignment of such interest to such affiliate).


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     Mortgage Interest Rate: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

     Mortgage Loan Schedule: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each Mortgage Loan the following, among other things:

          (i) its loan number,

          (ii) the address of the Mortgaged Property,

          (iii) the name of the Mortgagor,

          (iv) the Original Value of the property subject to the Mortgage,

          (v) the Principal Balance as of the Cut-Off Date,

          (vi) the Mortgage Interest Rate borne by the Mortgage Note,

          (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date, and, if so, whether such Primary Insurance Policy is a Special Primary Insurance Policy,

          (viii) the maturity of the Mortgage Note,

          (ix) the Servicing Fee and the Master Servicing Fee,

          (x) its Loan Group, and

          (xi) whether it imposes penalties for early prepayments.

     Mortgage Loans: The mortgage loans and cooperative loans (if any) listed on the Mortgage Loan Schedule and transferred and assigned to the Trust pursuant hereto. With respect to each Mortgage Loan that is a Cooperative Loan, "Mortgage Loan" shall include, but not be limited to, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Recognition Agreement, Cooperative Stock Certificate and Cooperative Lease and, with respect to each Mortgage Loan other than a Cooperative Loan, "Mortgage Loan" shall include, but not be limited to the Mortgages and the related Mortgage Notes.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

     Mortgage Pool: All of the Mortgage Loans.

     Mortgage Pool Assets: The following assets: (i) the Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trust (or its duly appointed agent) in the Certificate Account or the Investment Account (except amounts representing the Master Servicing Fee or the Servicing Fee); (iii) such assets as from time to time may be held by Servicers in a Custodial Account for P&I or Custodial Account for Reserves or a Buydown Fund Account related to the Mortgage Loans (except amounts representing the Master


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Servicing Fee or the Servicing Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or, in the case of a Cooperative Loan, a similar form of conversion, after the Cut-Off Date; and (v) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool.

     Mortgaged Property: With respect to any Mortgage Loan, other than a Cooperative Loan, the real property, together with improvements thereto, and, with respect to any Cooperative Loan, the related Cooperative Stock and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan. "Mortgaged Property" shall also refer to property which once secured the indebtedness of a Mortgagor under the related Mortgage Loan but which was acquired by the Trust upon foreclosure or other liquidation of such Mortgage Loan.

     Mortgagor: The obligor on a Mortgage Note.

     Nonrecoverable Advance: With respect to any Mortgage Loan, any advance which the Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.03 and which was, or is proposed to be, made by (i) the Master Servicer or (ii) a Servicer pursuant to its Selling and Servicing Contract.

     Non-U.S. Person: A Person that is not a U.S. Person.

     Notice Addresses: (a) In the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention: Master Servicing Department, with a copy to: Washington Mutual Legal Department, 1201 Third Avenue, WMT 1706, Seattle, WA 98101, Attention: WMMSC, or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Trustee, (c) in the case of the Delaware Trustee, 1314 King Street, Wilmington, DE 19801, or such other address as may hereafter be furnished to the Master Servicer in writing by the Delaware Trustee, (d) in the case of the Trust, c/o State Street Bank and Trust Company, at the Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Delaware Trustee, (e) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (f) in the case of S&P, 55 Water Street, 41st Floor, New York, New York 10041-0003, Attention: Frank Raiter, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by S&P and
(g) in the case of Moody's, 99 Church Street, New York, New York 10007,
Attention: Monitoring, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by Moody's.

     OTS: The Office of Thrift Supervision, or any successor thereto.

     Officer's Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Master Servicer and delivered to the Trustee or the Delaware Trustee, as applicable.


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     Opinion of Counsel: A written opinion of counsel, who shall be reasonably acceptable to the Trustee or the Delaware Trustee, as applicable, and who may be counsel (including in-house counsel) for the Company or the Master Servicer.

     Original Trust Agreement: The Trust Agreement, dated as of July 1, 2002, between the Company and the Delaware Trustee, providing for the creation of the Trust.

     Original Value: With respect to any Mortgage Loan other than a Mortgage Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value (if any) of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property.

     Overcollateralized Group: Any of Loan Group I, Loan Group II, Loan Group III or Loan Group IV, if on any Distribution Date such Loan Group is not an Undercollateralized Group and one or more of the other Loan Groups is an Undercollateralized Group.

     Ownership Interest: With respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Entity: Any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies.

     Pass-Through Rate: For each Mortgage Loan, a per annum rate equal to the Mortgage Interest Rate for such Mortgage Loan less the per annum percentage rates related to each of (i) the Servicing Fee for such Mortgage Loan, (ii) the Master Servicing Fee for such Mortgage Loan and (iii) if such Mortgage Loan was covered by a Special Primary Insurance Policy on the Closing Date (even if no longer so covered), the applicable Special Primary Insurance Premium. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of such Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal Balance of such Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

     Paying Agent: Any paying agent appointed by the Trustee pursuant to Section 8.12.

     Payoff: Any Mortgagor payment of principal on a Mortgage Loan equal to the entire outstanding Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full. (Prepayment penalties are not payments of principal and hence Payoffs do not include prepayment penalties.)


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     Payoff Earnings: For any Distribution Date with respect to each Mortgage
Loan on which a Payoff was received by the Master Servicer during the Payoff Period, the aggregate of the interest earned by the Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

     Payoff Interest: For any Distribution Date with respect to a Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Master Servicer as additional servicing compensation.

     Payoff Period: For the first Distribution Date, the period from the Cut-Off Date through August 14, 2002, inclusive; and for any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive.

     Percentage Interest: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage equal to:

          (i) with respect to any Certificate (other than the Residual, Class I-A-10, Class I-A-35, Class I-A-37, Class IV-A-2, Class IV-A-10, Class IV-A-12, Class I-A-14 and Class X Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance;

          (ii) with respect to any Class I-A-10, Class I-A-35, Class I-A-37, Class IV-A-2, Class IV-A-10, Class IV-A-12, Class I-A-14 or Class X Certificate, the portion of the respective Class Notional Amount evidenced by such Certificate divided by the respective Class Notional Amount; and

          (iii) with respect to any Residual Certificate, the percentage set forth on the face of such Certificate.

     (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage Interest"
shall mean the percentage equal to:

          (i) with respect to any Certificate (other than the Class I-A-10, Class I-A-35, Class I-A-37, Class IV-A-2, Class IV-A-10, Class IV-A-12, Class I-A-14, Class X and Residual Certificates), the product of (x) ninety-one percent (91%) and (y) its Certificate Principal Balance divided by the Aggregate Certificate Principal Balance of the Certificates; provided, however, that the percentage in clause (x) above shall be increased by one percent (1%) upon the retirement of each Class of Certificates referenced in the parenthetical above (other than the Residual Certificates);


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



          (ii) with respect to any Class I-A-10, Class I-A-35, Class I-A-37, Class IV-A-2, Class IV-A-10, Class IV-A-12, Class I-A-14 or Class X Certificate, one percent (1%) of such Certificate's Percentage Interest as calculated by paragraph (a)(ii) of this definition; and

          (iii) with respect to any Residual Certificate, zero.

     Permitted Transferee: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any "electing large partnership" as defined in
Section 775(a) of the Code, (vi) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vii) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

     Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Planned Principal Balance: With respect to the Class IV-A-1, Class IV-A-3 and Class IV-A-11 Certificates, the combined amount set forth in the table attached as Appendix D to the Prospectus, for the applicable Distribution Date, under the heading "Class IV-A-1, IV-A-3 and Class IV-A-11 Aggregate Planned Principal Balance," which amount shall also constitute the "Planned Principal Balance" for their Corresponding Classes in the aggregate.

     Prepaid Monthly Payment: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

     Primary Insurance Policy: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan or on pools of mortgage loans that include an individual Mortgage Loan, providing coverage as required by Section 2.08(xi) (including any Special Primary Insurance Policy).


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     Principal Balance: Except as used in Sections 2.07, 3.09 and 9.01 and for purposes of the definition of Purchase Price, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after application of all scheduled principal payments due on or before the Cut-Off Date, whether or not received, reduced by all amounts distributed or (except when such determination occurs earlier in the month than the Distribution Date) to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     For purposes of the definition of Purchase Price and as used in Sections 2.07, 3.09 and 9.01, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all scheduled principal payments due on or before the Cut-Off Date, whether or not received, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the Trust, on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Substitute Mortgage Loan.

     The Principal Balance of a Mortgage Loan (including a Substitute Mortgage
Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Due Date next following the end of such calendar month.

     Principal Payment: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

     Principal Payment Amount: For any Distribution Date and for any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) the scheduled principal payments on the Mortgage Loans due on the related Due Date,
(ii) the principal portion of proceeds received with respect to any Mortgage Loan which was purchased or repurchased pursuant to a Purchase Obligation or as permitted by this Agreement during the Prior Period and (iii) any other unscheduled payments of principal which were received with respect to any Mortgage Loan during the Prior Period, other than Payoffs, Curtailments and Liquidation Principal.

     Principal Prepayment: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.

     Principal Prepayment Amount: For any Distribution Date and for any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) Curtailments received during the Prior Period from such Mortgage Loans and (ii) Payoffs received during the Payoff Period from such Mortgage Loans.


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     Principal Transfer Amount: For any Distribution Date for each
Undercollateralized Group, the excess, if any, of the aggregate Class Principal Balance of the Class A-L Regular Interests related to such Undercollateralized Group over the aggregate Principal Balance of the Mortgage Loans in such Loan Group (less the applicable Class P Fraction thereof with respect to any Class P Mortgage Loans in such Loan Group), in each case immediately prior to such Distribution Date.

     Prior Period: With respect to any Distribution Date, the calendar month immediately preceding such Distribution Date.

     Pro Rata Allocation: The allocation of the principal portion of Realized Losses to all Classes of REMIC II Regular Interests (other than the Class P-L Regular Interests) pro rata according to their respective Class Principal Balances in reduction thereof (except if the loss is recognized with respect to a Class P Mortgage Loan, in which case the applicable Class P Fraction of such loss shall first be allocated to the related Class P-L Regular Interest, and the remainder of such loss shall be allocated as set forth above), and the allocation of the interest portion of Realized Losses to all Classes of the REMIC II Regular Interests (other than the Class P-L Regular Interests) pro rata according to the amount of interest accrued but unpaid on each such Class, in reduction thereof, and then to such Classes (other than the Class P-L and Class X-L Regular Interests) pro rata according to their respective Class Principal Balances in reduction thereof.

     Any losses allocated to an outstanding Class of REMIC II Regular Interests pursuant to this definition of "Pro Rata Allocation" in reduction of the Class Principal Balance thereof shall also be allocated to the Corresponding Class of Certificates in reduction of the Class Principal Balance thereof by the same amount.

     Prospectus: The Prospectus, dated July 23, 2002, and the Prospectus Supplement, dated July 26, 2002, of the Company.

     Purchase Obligation: An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in Section 2.07 or
Section 2.08.

     Purchase Price: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation or pursuant to Section 3.01, an amount equal to the sum of (i) the Principal Balance thereof and (ii) unpaid accrued interest thereon, if any, during the calendar month in which the date of purchase occurs to the last day of such month at a rate equal to the applicable Pass-Through Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to Section 2.08, or more than two years after the Closing Date under Section 2.07, unless (a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Company reasonably imminent, or
(b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel addressed to the Trust and the Trustee to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code.

     Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such


                                       55





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states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by the Master Servicer. A Qualified Insurer must have the rating required by the Rating Agencies.

     Rating Agency: Initially, each of S&P and Moody's and thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Company, or their respective successors in interest.

     Ratings: As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agencies.

     Realized Loss: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date.

     Realized Losses on Group I, Group II, Group III and Group IV Loans shall be allocated to the REMIC I Regular Interests as follows: (1) The interest portion of Realized Losses on Group I Loans, Group III Loans and Group IV Loans, if any, shall be allocated, first, to the Class A-X-M Regular Interest in an amount equal to the amount of such losses allocated to the Class A-X-L Regular Interest pursuant to the third and fourth paragraphs of this definition of "Realized Loss," in reduction of the amount of interest accrued but unpaid thereon, and, second, the remainder of such losses shall be allocated between the Class C-Y-1 and Class C-Z-1 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; and (2) the interest portion of Realized Losses on Group II Loans, if any, shall be allocated among the Class II-X-M, Class C-Y-2 and Class C-Z-2 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Loan Group and allocated pursuant to the succeeding sentences. The applicable Class P Fraction of any principal portion of Realized Losses attributable to a Class P Mortgage Loan shall be allocated to the related Class P-M Regular Interest in reduction of the Class Principal Balance thereof. The remainder of the principal portion of Realized Losses with respect to Loan Group I, Loan Group II, Loan Group III and Loan Group IV shall be allocated to the REMIC I Regular Interests as follows: (1) The principal portion of Realized Losses on Group I, Group III and Group IV Loans shall be allocated, first, to the Class C-Y-1 Regular Interest to the extent of the Class C-Y-1 Principal Reduction Amount in reduction of the Class Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class C-Z-1 Regular Interest in reduction of the Class Principal Balance thereof; and (2) the principal portion of Realized Losses on Group II Loans shall be allocated, first, to the Class C-Y-2 Regular Interest to the extent of the Class C-Y-2 Principal Reduction Amount in reduction of the Class Principal Balance of such Regular Interest and, second, the remainder, if any, of such


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



principal portion of such Realized Losses shall be allocated to the Class C-Z-2 Regular Interest in reduction of the Class Principal Balance thereof.

     Except for Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage, Realized Losses shall be allocated among the REMIC II Regular Interests (i) for Realized Losses allocable to principal (a) first, to the Class C-B-6-L Regular Interest, until the Class C-B-6-L Principal Balance has been reduced to zero, (b) second, to the Class C-B-5-L Regular Interest, until the Class C-B-5-L Principal Balance has been reduced to zero, (c) third, to the Class C-B-4-L Regular Interest, until the Class C-B-4-L Principal Balance has been reduced to zero, (d) fourth, to the Class C-B-3-L Regular Interest, until the Class C-B-3-L Principal Balance has been reduced to zero, (e) fifth, to the Class C-B-2-L Regular Interest, until the Class C-B-2-L Principal Balance has been reduced to zero, (f) sixth, to the Class C-B-1-L Regular Interest, until the Class C-B-1-L Principal Balance has been reduced to zero, and (g) seventh, to the Class A-L Regular Interests of the related Regular Interest Group, pro rata according to the Class Principal Balance thereof, in reduction thereof; provided, however, that if the loss is recognized with respect to a Class P Mortgage Loan, the applicable Class P Fraction of such loss shall first be allocated to the related Class P-L Regular Interest and the remainder of such loss shall be allocated as set forth above in this clause (i); and (ii) for Realized Losses allocable to interest (a) first, to the Class C-B-6-L Regular Interest, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-6-L Principal Balance, (b) second, to the Class C-B-5-L Regular Interest, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-5-L Principal Balance, (c) third, to the Class C-B-4-L Regular Interest, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-4-L Principal Balance, (d) fourth, to the Class C-B-3-L Regular Interest, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-3-L Principal Balance, (e) fifth, to the Class C-B-2-L Regular Interest, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-2-L Principal Balance, (f) sixth, to the Class C-B-1-L Regular Interest, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-1-L Principal Balance, and (g) seventh, to the Class A-L Regular Interests of the related Regular Interest Group and (in the case of such losses on Group I, Group III or Group IV Loans) to the portion of the Class A-X-L Regular Interest that derives its interest from such Loan Group and (in the case of such losses on Group II Loans) to the Class II-X-L Regular Interest, as applicable, pro rata according to accrued but unpaid interest on such Classes (or portion thereof), in reduction thereof, and then to the Class A-L Regular Interests of the related Regular Interest Group, pro rata according to the Class Principal Balances thereof, in reduction thereof; provided, however, that (a) until the Class I-A-36-L Principal Balance has been reduced to zero, all principal losses that would otherwise be allocated to the Class I-A-1-L or Class I-A-4-L Regular Interests pursuant to clause (i) of this paragraph shall instead be allocated to the Class I-A-36-L Regular Interest, in reduction of the Class I-A-36-L Principal Balance, and all interest losses that would otherwise be allocated to the Class I-A-1-L or Class I-A-4-L Regular Interests pursuant to clause (ii) of this paragraph shall instead be allocated to the Class I-A-36-L Regular Interest, in reduction of accrued but unpaid interest thereon, and then in reduction of the Class I-A-36-L Principal Balance; provided, further, that
(a) until the Class IV-A-13-L Principal Balance has been reduced to zero, all principal losses that would otherwise be allocated to the Class IV-A-3-L or Class IV-A-4-L Regular Interests pursuant to clause (i) of this paragraph shall instead be allocated to the Class IV-A-13-L Regular Interest, in reduction of the


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Class IV-A-13-L Principal Balance, and all interest losses that would otherwise be allocated to the Class IV-A-3-L or Class IV-A-4-L Regular Interests pursuant to clause (ii) of this paragraph shall instead be allocated to the Class IV-A-13-L Regular Interest, in reduction of accrued but unpaid interest thereon, and then in reduction of the Class IV-A-13-L Principal Balance.

     Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage and Bankruptcy Losses in excess of the Bankruptcy Coverage shall be allocated among the REMIC II Regular Interests by Pro Rata Allocation.

     Realized Losses allocated to any Class of REMIC II Regular Interests pursuant to this definition of "Realized Loss" in reduction of the Class Principal Balance thereof shall also be allocated to the Corresponding Class of Certificates in reduction of the Class Principal Balance thereof by the same amount.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Classes of REMIC II Regular Interests and the Class R-1 Residual Interest exceeds the aggregate principal balance of the Mortgage Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid, and (ii) all amounts of principal in respect of each Mortgage Loan that have been received or advanced and included in the REMIC II Available Distribution Amount for the Group I-L, Group II-L, Group III-L and Group IV-L Regular Interests and all losses in respect of each Mortgage Loan that have been allocated to the REMIC II Regular Interests on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated to the most junior Class of Group C-B-L Regular Interests, in reduction of the Class Principal Balance thereof.

     Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

     Record Date: The last Business Day of the month immediately preceding the month of the related Distribution Date.

     Reference Banks: Barclays Bank PLC, Bankers Trust Company and JPMorgan Chase Bank or, if any such bank shall cease to provide quotations for one-month United States dollar deposits, any other leading bank with an established place of business in London engaged in transactions in Eurodollar deposits in the international Eurocurrency market not controlling, controlled by or under common control with the Company, designated by the Company from time to time for the purpose of providing quotations for one-month United States dollar-denominated deposits.

     Regular Interest Group: The Group I-L, Group II-L, Group III-L, Group IV-L or Group C-B-L Regular Interests, as applicable.

     Regular Interests: (i) With respect to REMIC I, the REMIC I Regular Interests, (ii) with respect to REMIC II, the REMIC II Regular Interests and
(iii) with respect to REMIC III, the REMIC III Regular Interests.


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     Relief Act Shortfall: With respect to a Loan Group, for any Distribution
Date for any Mortgage Loan in such Loan Group with respect to which the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), limits the amount of interest payable by the related Mortgagor, an amount equal to one month's interest on such Mortgage Loan at an annual interest rate equal to the excess, if any, of (i) the annual interest rate otherwise payable by the Mortgagor on the related Due Date under the terms of the related Mortgage Note over (ii) the annual interest rate payable by the Mortgagor on the related Due Date by application of the Relief Act.

     REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

     REMIC Provisions: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REMIC I: The segregated pool of assets of the Trust consisting of the REMIC I Assets, which shall be a REMIC pursuant to the Code, with respect to which a separate REMIC election is to be made and the beneficial interests in which shall be the REMIC I Regular Interests and the Class R-1 Residual Interest.

     REMIC I Assets: All of the Mortgage Pool Assets.

     REMIC I Available Distribution Amount: For each Loan Group for any Distribution Date, the sum of the following amounts with respect to the Mortgage Loans in such Loan Group:

     (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to such Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed, including Monthly P&I Advances made by Servicers, Liquidation Proceeds and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any, except:

          (a) all scheduled payments of principal and interest collected but due subsequent to such Distribution Date;

          (b) all Curtailments received after the Prior Period;

          (c) all Payoffs received after the Payoff Period immediately preceding such Distribution Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period subsequent to the Prior Period), and interest which was accrued and received on Payoffs received during the period from the 1st to the 14th day of the month of such Distribution Date, which interest shall not be included in the calculation of the REMIC I Available Distribution Amount for any Distribution Date;

          (d) Insurance Proceeds and Liquidation Proceeds received on such Mortgage Loans after the Prior Period;

          (e) all amounts in the Certificate Account which are due and reimbursable to a Servicer or the Master Servicer pursuant to the terms of this Agreement;


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          (f) the sum of the Master Servicing Fee and the Servicing Fee for each such Mortgage Loan, and any Special Primary Insurance Premium payable on such Distribution Date with respect to such Mortgage Loan; and

          (g) Excess Liquidation Proceeds;

     (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the Master
Servicer:

          (a) any Monthly P&I Advance made by the Master Servicer to the Trustee with respect to such Distribution Date relating to such Mortgage Loans; and

          (b) Compensating Interest; and

     (3) the total amount of any cash received during the Prior Period by the Trustee or the Master Servicer in respect of a Purchase Obligation under Section
2.07 and Section 2.08 or any permitted purchase of such a Mortgage Loan.

     REMIC I Distribution Amount: For any Distribution Date, the REMIC I Available Distribution Amount shall be distributed to the REMIC I Regular Interests and the Class R-1 Residual Interest in the following amounts and priority:

     (a) To the extent of the REMIC I Available Distribution Amount for Loan Group I, Loan Group III and Loan Group IV:

          (i) first, to the Class A-P-M Regular Interest, (A) the aggregate for all of the Class I-P Mortgage Loans of the product for each Class I-P Mortgage Loan of the applicable Class I-P Fraction and the sum of (x) scheduled payments of principal on such Class I-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class I-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any purchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class I-P Mortgage Loan during the Payoff Period, (B) the aggregate for all of the Class III-P Mortgage Loans of the product for each Class III-P Mortgage Loan of the applicable Class III-P Fraction and the sum of (x) scheduled payments of principal on such Class III-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class III-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any purchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class III-P Mortgage Loan during the Payoff Period


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     and (C) the aggregate for all of the Class IV-P Mortgage Loans of the product for each Class IV-P Mortgage Loan of the applicable Class IV-P Fraction and the sum of (x) scheduled payments of principal on such Class IV-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date,
     (y) the principal portion received in respect of such Class IV-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds,
     (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any purchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class IV-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Class A-X-M, Class C-Y-1 and Class C-Z-1 Regular Interests, concurrently, the sum of the Interest Distribution Amounts for the Class A-X-M, Class C-Y-1 and Class C-Z-1 Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Class A-X-M, Class C-Y-1 and Class C-Z-1 Regular Interests, concurrently, the sum of the Interest Distribution Amounts for the Class A-X-M, Class C-Y-1 and Class C-Z-1 Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; and

          (iv) fourth, to the Class C-Y-1 and Class C-Z-1 Regular Interests, the Class C-Y-1 Principal Distribution Amount and the Class C-Z-1 Principal Distribution Amount, respectively.

     (b) To the extent of the REMIC I Available Distribution Amount for Loan Group II:

          (i) first, to the Class II-P-M Regular Interest, the aggregate for all of the Class II-P Mortgage Loans of the product for each Class II-P Mortgage Loan of the applicable Class II-P Fraction and the sum of (x) scheduled payments of principal on such Class II-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class II-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any purchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class II-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Class II-X-M, Class C-Y-2 and Class C-Z-2 Regular Interests and the Class R-1 Residual Interest, concurrently, the sum of the Interest Distribution Amounts for the Class II-X-M, Class C-Y-2 and Class C-Z-2 Regular Interests and the Class R-1 Residual Interest remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;


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          (iii) third, to the Class II-X-M, Class C-Y-2 and Class C-Z-2 Regular
     Interests and the Class R-1 Residual Interest, concurrently, the sum of the Interest Distribution Amounts for the Class II-X-M, Class C-Y-2 and Class C-Z-2 Regular Interests and the Class R-1 Residual Interest for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Class R-1 Residual Interest, until the Class Principal Balance thereof has been reduced to zero; and

          (v) fifth, to the Class C-Y-2 and Class C-Z-2 Regular Interests, the Class C-Y-2 Principal Distribution Amount and the Class C-Z-2 Principal Distribution Amount, respectively.

     (c) To the extent of the REMIC I Available Distribution Amounts for Loan Group I, Loan Group II, Loan Group III and Loan Group IV for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a) and (b) of this definition of "REMIC I Distribution Amount":

          (i) first, to the Class P-M Regular Interests, the aggregate amount of any distributions to the related Class P-L Regular Interests pursuant to paragraphs (I)(e)(i) and (I)(e)(ii) of the definition of "REMIC II Distribution Amount" on such Distribution Date; provided, however, that any amounts distributed pursuant to this paragraph (c)(i) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Class P-M Regular Interests;

          (ii) second, to each Class of Class C-Y and Class C-Z Regular Interests, pro rata according to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such Class, the aggregate amount of any distributions to the REMIC II Regular Interests pursuant to paragraph (I)(e)(xxi) of the definition of "REMIC II Distribution Amount" on such Distribution Date; provided, however, that any amounts distributed pursuant to this paragraph (c)(ii) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class Principal Balances of any of the Class C-Y and Class C-Z Regular Interests; and

          (iii) third, to the Class R-1 Residual Interest, the Residual Distribution Amount for the Class R-1 Residual Interest for such Distribution Date.

     REMIC I Regular Interests: The Classes of undivided beneficial interests in REMIC I designated as "regular interests" in the table titled "REMIC I Interests" in the Preliminary Statement hereto. The REMIC I Regular Interests, together with the Class R-1 Residual Interest, shall be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC I Assets pursuant to Section 3806(b)(2) of the Business Trust Statute.

     REMIC II: The segregated pool of assets of the Trust consisting of the REMIC II Assets, which shall be a REMIC pursuant to the Code, with respect to which a separate REMIC election is to be made, and the beneficial interests in which shall be the REMIC II Regular Interests and the Class R-2 Residual Interest.


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     REMIC II Assets: The REMIC I Regular Interests.

     REMIC II Available Distribution Amount: For the Group I-L Regular Interests, on any Distribution Date, the portions attributable to Group I Loans of all distributions to the Class A-X-M, Class A-P-M, Class C-Y-1 and Class C-Z-1 Regular Interests (which amount shall be available for distributions to the Group I-L, Class A-P-L, Class A-X-L and Group C-B-L Regular Interests and the Class R-2 Residual Interest as provided herein). For the Group II-L Regular Interests, on any Distribution Date, the aggregate of all distributions to the Class II-P-L, Class II-X-L, Class C-Y-2 and Class C-Z-2 Regular Interests (which amount shall be available for distributions to the Group II-L and Group C-B-L Regular Interests and the Class R-2 Residual Interest as provided herein). For the Group III-L Regular Interests, on any Distribution Date, the portions attributable to Group III Loans of all distributions to the Class A-X-M, Class A-P-M, Class C-Y-1 and Class C-Z-1 Regular Interests (which amount shall be available for distributions to the Group III-L, Class A-P-L, Class A-X-L and Group C-B-L Regular Interests and the Class R-2 Residual Interest as provided herein). For the Group IV-L Regular Interests, on any Distribution Date, the portions attributable to Group IV Loans of all distributions to the Class A-X-M, Class A-P-M, Class C-Y-1 and Class C-Z-1 Regular Interests (which amount shall be available for distributions to the Group IV-L, Class A-P-L, Class A-X-L and Group C-B-L Regular Interests and the Class R-2 Residual Interest as provided herein).

     REMIC II Distribution Amount: (I) For any Distribution Date prior to the Credit Support Depletion Date, the REMIC II Available Distribution Amount for such Distribution Date shall be distributed to the REMIC II Regular Interests and the Class R-2 Residual Interest in the following amounts and priority:

     (a) With respect to the Class A-P-L, Class A-X-L and Group I-L Regular Interests, on any Distribution Date prior to the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group I-L Regular Interests for such Distribution Date:

          (i) first, to the Class A-P-L Regular Interest, the aggregate for all Class I-P Mortgage Loans of the product for each Class I-P Mortgage Loan of the applicable Class I-P Fraction and the sum of (x) scheduled payments of principal on such Class I-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class I-P Mortgage Loan during the Prior Period of (1) Curtailments,
     (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any purchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class I-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Group I-A-L and Class A-X-L Regular Interests, concurrently, the sum of (x) the Interest Distribution Amounts for the Group I-A-L Regular Interests and (y) the portion of the Interest Distribution Amount for the Class A-X-L Regular Interest derived from the Group I Loans, in each case remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such


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     unpaid amounts; provided, however, that on or before the Class I-A-12
     Accretion Termination Date, the amount that would otherwise be payable to the Class I-A-12-L Regular Interest pursuant to this clause (I)(a)(ii) will be paid instead as principal as set forth in clause (I)(a)(iii)(b) of this definition of "REMIC II Distribution Amount";

          (iii) third,

               (a) to the Group I-A-L and Class A-X-L Regular Interests, concurrently, the sum of (x) the Interest Distribution Amounts for the Group I-A-L Regular Interests and (y) the portion of the Interest Distribution Amount for the Class A-X-L Regular Interest derived from the Group I Loans, in each case for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; provided, however, that on or before the Class I-A-12 Accretion Termination Date, the amount that would otherwise be payable to the Class I-A-12-L Regular Interest pursuant to this clause (I)(a)(iii)(a) will be paid instead as principal as set forth in clause
          (I)(a)(iii)(b) of this definition of "REMIC II Distribution Amount";
          and

               (b) on or before the Class I-A-12 Accretion Termination Date, the Class I-A-12 Accrual Amount, as principal, sequentially, as follows:

                    (1) first, to the Class I-A-9-L and Class I-A-11-L Regular
               Interests, pro rata, until the Class I-A-9-L and Class I-A-11-L Principal Balances have each been reduced to zero; and

                    (2) second, to the Class I-A-12-L Regular Interest; and

          (iv) fourth, to the Group I-A-L Regular Interests, as principal, the Group I Senior Principal Distribution Amount, sequentially, as follows:

               (a) first, to the Class I-A-4-L and Class I-A-36-L Regular Interests, pro rata, an amount, up to the amount of the Group I Lockout Priority Amount for that Distribution Date, until the Class I-A-4-L and Class I-A-36-L Principal Balances have each been reduced to zero;

               (b) second, until the aggregate Class Principal Balance of the Group I-A-L Regular Interests (other than the Class I-A-4-L and Class I-A-37-L Regular Interests) has been reduced to zero, concurrently, as follows:

                    (1) 31.4163876808%, sequentially, as follows:

                         (A) first, to the Class I-A-9-L and Class I-A-11-L
                    Regular Interests, pro rata, until the Class I-A-9-L and Class I-A-11-L Principal Balances have each been reduced to zero; and

                         (B) second, to the Class I-A-12-L Regular Interest,
                    until the Class I-A-12-L Principal Balance has been reduced to zero; and


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                    (2) 68.5836123192%, sequentially, as follows:

                         (A) first, to the Class I-A-1-L Regular Interest, until
                    the Class I-A-1-L Principal Balance has been reduced to zero;

                         (B) second, to the Class I-A-2-L Regular Interest,
                    until the Class I-A-2-L Principal Balance has been reduced to zero;

                         (C) third, to the Class I-A-13-L Regular Interest,
                    until the Class I-A-13-L Principal Balance has been reduced to zero;

                         (D) fourth, to the Class I-A-14-L Regular Interests,
                    until the Class I-A-14-L Principal Balance has been reduced to zero;

                         (E) fifth, to the Class I-A-15-L Regular Interest,
                    until the Class I-A-15-L Principal Balance has been reduced to zero;

                         (F) sixth, to the Class I-A-16-L Regular Interest,
                    until the Class I-A-16-L Principal Balance has been reduced to zero;

                         (G) seventh, to the Class I-A-17-L Regular Interest,
                    until the Class I-A-17-L Principal Balance has been reduced to zero;

                         (H) eighth, to the Class I-A-18-L Regular Interest,
                    until the Class I-A-18-L Principal Balance has been reduced to zero;

                         (I) ninth, to the Class I-A-19-L Regular Interest,
                    until the Class I-A-19-L Principal Balance has been reduced to zero;

                         (J) tenth, to the Class I-A-20-L Regular Interest,
                    until the Class I-A-20-L Principal Balance has been reduced to zero;

                         (K) eleventh, to the Class I-A-21-L Regular Interest,
                    until the Class I-A-21-L Principal Balance has been reduced to zero;

                         (L) twelfth, to the Class I-A-22-L Regular Interest,
                    until the Class I-A-22-L Principal Balance has been reduced to zero;

                         (M) thirteenth, to the Class I-A-23-L Regular Interest,
                    until the Class I-A-23-L Principal Balance has been reduced to zero;


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                         (N) fourteenth, to the Class I-A-24-L Regular Interest,
                    until the Class I-A-24-L Principal Balance has been reduced to zero;

                         (O) fifteenth, to the Class I-A-25-L Regular Interest,
                    until the Class I-A-25-L Principal Balance has been reduced to zero;

                         (P) sixteenth, to the Class I-A-26-L Regular Interest,
                    until the Class I-A-26-L Principal Balance has been reduced to zero;

                         (Q) seventeenth, to the Class I-A-27-L Regular
                    Interest, until the Class I-A-27-L Principal Balance has been reduced to zero;

                         (R) eighteenth, to the Class I-A-28-L Regular Interest,
                    until the Class I-A-28-L Principal Balance has been reduced to zero;

                         (S) nineteenth, to the Class I-A-29-L Regular Interest,
                    until the Class I-A-29-L Principal Balance has been reduced to zero;

                         (T) twentieth, to the Class I-A-30-L Regular Interest,
                    until the Class I-A-30-L Principal Balance has been reduced to zero;

                         (U) twenty-first, to the Class I-A-31-L Regular
                    Interest, until the Class I-A-31-L Principal Balance has been reduced to zero;

                         (V) twenty-second, to the Class I-A-32-L Regular
                    Interest, until the Class I-A-32-L Principal Balance has been reduced to zero;

                         (W) twenty-third, to the Class I-A-33-L Regular
                    Interest, until the Class I-A-33-L Principal Balance has been reduced to zero;

                         (X) twenty-fourth, to the Class I-A-34-L Regular
                    Interest, until the Class I-A-34-L Principal Balance has been reduced to zero;

                         (Y) twenty-fifth, to the Class I-A-3-L Regular
                    Interest, until the Class I-A-3-L Principal Balance has been reduced to zero;


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                         (Z) twenty-sixth, to the Class I-A-5-L Regular
                    Interest, until the Class I-A-5-L Principal Balance has been reduced to zero;

                         (AA) twenty-seventh, to the Class I-A-6-L Regular
                    Interest, until the Class I-A-6-L Principal Balance has been reduced to zero;

                         (BB) twenty-eighth, to the Class I-A-7-L Regular
                    Interest, until the Class I-A-7-L Principal Balance has been reduced to zero; and

                         (CC) twenty-ninth, to the Class I-A-8-L Regular
                    Interest, until the Class I-A-8-L Principal Balance has been reduced to zero; and

               (c) third, to the Class I-A-4-L and Class I-A-36-L Regular Interests, pro rata, until the Class I-A-4-L and Class I-A-36-L Principal Balances have each been reduced to zero;

     (b) With respect to the Group II-L Regular Interests, on any Distribution Date prior to the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group II-L Regular Interests for such Distribution Date:

          (i) first, to the Class II-P-L Regular Interest, the aggregate for all Class II-P Mortgage Loans of the product for each Class II-P Mortgage Loan of the applicable Class II-P Fraction and the sum of (x) scheduled payments of principal on such Class II-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class II-P Mortgage Loan during the Prior Period of (1) Curtailments,
     (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any purchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class II-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Class II-A-1-L and Class II-X-L Regular Interests, concurrently, the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Class II-A-1-L and Class II-X-L Regular Interests, concurrently, the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; and


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          (iv) fourth, to the Class II-A-1-L Regular Interest, as principal, the
     Group II Senior Principal Distribution Amount (reduced, on the first Distribution Date, by $50), until the Class II-A-1-L Principal Balance has been reduced to zero;

     (c) With respect to the Class A-P-L, Class A-X-L and Group III-L Regular Interests, on any Distribution Date prior to the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group III-L Regular Interests for such Distribution Date:

          (i) first, to the Class A-P-L Regular Interest, the aggregate for all Class III-P Mortgage Loans of the product for each Class III-P Mortgage Loan of the applicable Class III-P Fraction and the sum of (x) scheduled payments of principal on such Class III-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class III-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any purchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class III-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Class III-A-1-L and Class A-X-L Regular Interests, concurrently, the sum of (x) the Interest Distribution Amount for the Class III-A-1-L Regular Interest and (y) the portion of the Interest Distribution Amount for the Class A-X-L Regular Interest derived from the Group III Loans, in each case remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Class III-A-1-L and Class A-X-L Regular Interests, concurrently, the sum of (x) the Interest Distribution Amount for the Class III-A-1-L Regular Interest and (y) the portion of the Interest Distribution Amount for the Class A-X-L Regular Interest derived from the Group III Loans, in each case for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; and

          (iv) fourth, to the Class III-A-1-L Regular Interest, as principal, the Group III Senior Principal Distribution Amount, until the Class III-A-1-L Principal Balance has been reduced to zero;

     (d) With respect to the Class A-P-L, Class A-X-L and Group IV-L Regular Interests, on any Distribution Date prior to the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group IV-L Regular Interests for such Distribution Date:

          (i) first, to the Class A-P-L Regular Interest, the aggregate for all Class IV-P Mortgage Loans of the product for each Class IV-P Mortgage Loan of the applicable


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     Class IV-P Fraction and the sum of (x) scheduled payments of principal on such Class IV-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class IV-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any purchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class III-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Group IV-A-L and Class A-X-L Regular Interests, concurrently, the sum of (x) the Interest Distribution Amounts for the Group IV-A-L Regular Interests and (y) the portion of the Interest Distribution Amount for the Class A-X-L Regular Interest derived from the Group IV Loans, in each case remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Group IV-A-L and Class A-X-L Regular Interests, concurrently, the sum of (x) the Interest Distribution Amounts for the Group IV-A-L Regular Interests and (y) the portion of the Interest Distribution Amount for the Class A-X-L Regular Interest derived from the Group IV Loans, in each case for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; and

          (iv) fourth, to the Group IV-A-L Regular Interests, as principal, the Group IV Senior Principal Distribution Amount, sequentially, as follows:

               (a) first, to the Class IV-A-4-L and Class IV-A-13-L Regular Interests, pro rata, an amount, up to the amount of the Group IV Lockout Priority Amount for that Distribution Date, until the Class IV-A-4-L and Class IV-A-13-L Principal Balances have each been reduced to zero;

               (b) second, until the aggregate Class Principal Balance of the Group IV-A-L Regular Interests (other than the Class IV-A-4-L and Class IV-A-13-L Regular Interests) has been reduced to zero, concurrently, as follows:

                    (1) 61.5748045167%, sequentially, as follows:

                         (A) first, up to the amount necessary to reduce the
                    aggregate Class Principal Balance of the Class IV-A-1-L, Class IV-A-3-L and Class IV-A-11-L Regular Interests to their aggregate Planned Principal Balance for that Distribution Date, sequentially, as follows:

                              (I) first, to the Class IV-A-1-L and Class
                         IV-A-11-L Regular Interests, pro rata, until the Class IV-A-1-L


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                         and Class IV-A-11-L Principal Balances have each been
                         reduced to zero; and

                              (II) second, to the Class IV-A-3-L Regular
                         Interest, until the Class IV-A-3-L Principal Balance has been reduced to zero;

                         (B) second, to the Class IV-A-5-L and Class IV-A-6-L
                    Regular Interests, pro rata, until the Class IV-A-5-L and Class IV-A-6-L Principal Balances have each been reduced to zero; and

                         (C) third, to the Class IV-A-1-L, Class IV-A-3-L and
                    Class IV-A-11-L Regular Interests (without regard to their Planned Principal Balance), sequentially, as follows:

                              (I) first, to the Class IV-A-1-L and Class
                         IV-A-11-L Regular Interests, pro rata, until the Class IV-A-1-L and Class IV-A-11-L Principal Balances have each been reduced to zero; and

                              (II) second, to the Class IV-A-3-L Regular
                         Interest, until the Class IV-A-3-L Principal Balance has been reduced to zero; and

                    (2) 38.4251954833%, sequentially, as follows:

                         (A) first, to the Class IV-A-7-L and Class IV-A-9-L
                    Regular Interests, pro rata, until the Class IV-A-7-L and Class IV-A-9-L Principal Balances have each been reduced to zero; and

                         (B) second, to the Class IV-A-8-L Regular Interest,
                    until the Class IV-A-8-L Principal Balance has been reduced to zero; and

               (c) third, to the Class IV-A-4-L and Class IV-A-13-L Regular Interests, pro rata, until the Class IV-A-4-L and Class IV-A-13-L Principal Balances have each been reduced to zero; and

     (e) With respect to the Class A-P-L, Class A-X-L, Group I-L, Group II-L, Group III-L, Group IV-L and Group C-B-L Regular Interests and the Class R-2 Residual Interest, on any Distribution Date prior to the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amounts for the Group I-L, Group II-L, Group III-L and Group IV-L Regular Interests for such Distribution Date remaining after the payment of the amounts pursuant to paragraphs (I)(a), (I)(b), (I)(c) and (I)(d) of this definition of "REMIC II Distribution Amount":


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          (i) first, to the Class A-P-L and Class II-P-L Regular Interests, to
     the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B)(x) of the definition thereof) on such Distribution Date, the amount payable to such Classes of Regular Interest on previous Distribution Dates pursuant to clause
     (I)(e)(ii) of this definition of "REMIC II Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (ii) second, to the Class A-P-L and Class II-P-L Regular Interests, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B)(x) of the definition thereof) on such Distribution Date, principal in an amount equal to (x) in the case of the Class A-P-L Regular Interest, the applicable Class I-P, Class III-P or Class IV-P Fraction of any Realized Loss on a Class I-P, Class III-P or Class IV-P Mortgage Loan incurred in the Prior Period and
     (y) in the case of the Class II-P-L Regular Interest, the applicable Class II-P Fraction of any Realized Loss on a Class II-P Mortgage Loan incurred in the Prior Period (in each case, other than a Realized Loss which, pursuant to the definition of "Realized Loss," is allocated by Pro Rata Allocation); provided, that any amounts distributed in respect of losses pursuant to paragraph (I)(e)(i) or this paragraph (I)(e)(ii) of this definition of "REMIC II Distribution Amount" shall not cause a further reduction in either of the Class A-P-L Principal Balance or the Class II-P-L Principal Balance; provided, further, that if the amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B)(x) of the definition thereof) for any such Distribution Date are insufficient to cover such outstanding principal losses for the Class A-P-L and Class II-P-L Regular Interests as provided in paragraph (I)(e)(i) or this paragraph (I)(e)(ii) of this definition of "REMIC II Distribution Amount," then such amounts will be allocated pro rata to the Class A-P-L and Class II-P-L Regular Interests based on the amount such Regular Interests are entitled to receive pursuant to paragraph
     (I)(e)(i) or this paragraph (I)(e)(ii) of this definition of "REMIC II Distribution Amount";

          (iii) third, to the Class C-B-1-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (iv) fourth, to the Class C-B-1-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (v) fifth, to the Class C-B-1-L Regular Interest, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class C-B-1-L Principal Balance has been reduced to zero;

          (vi) sixth, to the Class C-B-2-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (vii) seventh, to the Class C-B-2-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;


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



          (viii) eighth, to the Class C-B-2-L Regular Interest, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class C-B-2-L Principal Balance has been reduced to zero;

          (ix) ninth, to the Class C-B-3-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (x) tenth, to the Class C-B-3-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xi) eleventh, to the Class C-B-3-L Regular Interest, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class C-B-3-L Principal Balance has been reduced to zero;

          (xii) twelfth, to the Class C-B-4-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xiii) thirteenth, to the Class C-B-4-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xiv) fourteenth, to the Class C-B-4-L Regular Interest, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class C-B-4-L Principal Balance has been reduced to zero;

          (xv) fifteenth, to the Class C-B-5-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xvi) sixteenth, to the Class C-B-5-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xvii) seventeenth, to the Class C-B-5-L Regular Interest, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class C-B-5-L Principal Balance has been reduced to zero;

          (xviii) eighteenth, to the Class C-B-6-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xix) nineteenth, to the Class C-B-6-L Regular Interest, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;


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



          (xx) twentieth, to the Class C-B-6-L Regular Interest, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Subordinate Principal Distribution Amount," until the Class C-B-6-L Principal Balance has been reduced to zero;

          (xxi) twenty-first, to each Class of REMIC II Regular Interests in order of seniority (which, from highest to lowest, shall be as follows: the Class A-P-L, Class II-P-L, Group I-A-L, Group II-A-L, Group III-A-L and Group IV-A-L Regular Interests of equal seniority, and then Class C-B-1-L, Class C-B-2-L, Class C-B-3-L, Class C-B-4-L, Class C-B-5-L and Class C-B-6-L of decreasing seniority) the remaining portion, if any, of the REMIC II Available Distribution Amounts for the Group I-L, Group II-L, Group III-L and Group IV-L Regular Interests, up to the amount of unreimbursed Realized Losses allocable to principal previously allocated to such Class, if any; provided, however, that in the case of Classes of REMIC II Regular Interests of equal seniority, the amount distributable to such Classes shall be allocated among such Classes according to the amount of losses previously allocated thereto; provided, further, that any amounts distributed pursuant to this paragraph (I)(e)(xxi) of this definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Class Principal Balances of any of the REMIC II Regular Interests; and

          (xxii) twenty-second, to the Class R-2 Residual Interest, the Residual Distribution Amounts for the Group I-L, Group II-L, Group III-L and Group IV-L Regular Interests for such Distribution Date.

     Notwithstanding the foregoing paragraph (I)(e) of this definition of "REMIC II Distribution Amount,"

     (X) on any Distribution Date on which both of the following conditions specified in clauses (1) and (2) are met:

          (1) the aggregate Class Principal Balance of any of the Group I-A-L Regular Interests, the Group II-A-L Regular Interests, the Group III-A-L Regular Interests or the Group IV-A-L Regular Interests has been reduced to zero, and

          (2) either (a) the Group C-B Percentage for such Distribution Date is less than 200% of the Group C-B Percentage as of the Closing Date or (b) the outstanding principal balance of the Mortgage Loans in any of Loan Group I, Loan Group II, Loan Group III or Loan Group IV delinquent 60 days or more averaged over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the Mortgaged Property of which is held by REMIC I and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the related Subordinate Component Balance, is greater than or equal to 50%, all principal received or advanced with respect to the Mortgage Loans in the Loan Group related to the Class A-L Regular Interests that have been paid in full (after distributions of principal to the related Class P-L Regular Interest pursuant to paragraph (I)(a)(i), (I)(b)(i), (I)(c)(i), (I)(d)(i), (I)(e)(i) and
(I)(e)(ii) above, if applicable) shall be paid as principal to the remaining Class A-L

Regular Interests of such other Regular Interest Group or Groups to the extent of and in reduction of the Class Principal Balances thereof (and, in the case of the Group I-A-L Regular Interests, in the order of priority of paragraph
(I)(a)(iv)(a)-(c) above and, in the case of the Group IV-A-L Regular Interests, in the order of priority of paragraph (I)(d)(iv)(a)-(c) above), prior to any distributions of principal to the Group C-B-L Regular Interests pursuant to paragraph (I)(e) above; provided, however, that if there are two or more Regular Interest Groups with outstanding Class A-L Regular Interests, then such principal will be distributed among those Regular Interest Groups pro rata according to the aggregate Class Principal Balance of the Class A-L Regular Interests of such Regular Interest Groups, and

     (Y) if on any Distribution Date any of Loan Group I, Loan Group II, Loan Group III or Loan Group IV is an Undercollateralized Group and the other such Loan Group or Groups is an Overcollateralized Group, then the REMIC II Available Distribution Amount for the Regular Interest Group or Groups related to the Overcollateralized Group or Groups, to the extent remaining following distributions of interest and principal to the Group I-L, Group II-L, Group III-L, Group IV-L, Class A-P-L and Class A-X-L Regular Interests pursuant to paragraph (I)(a), (I)(b), (I)(c) or (I)(d) above, as applicable, shall be paid in the following priority: (1) first, such remaining amount, up to the Total Transfer Amount for each Undercollateralized Group, pro rata according to the Total Transfer Amount for each such Undercollateralized Group, shall be distributed (a) first, to the Class A-L Regular Interests related to each Undercollateralized Group, in payment of any portion of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from such Distribution Date or previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts, and (b) second, to the Class A-L Regular Interests related to each such Undercollateralized Group, as principal (and, in the case of the Group I-A-L Regular Interests, in the order of priority of paragraph (I)(a)(iv)(a)-(c) above and, in the case of the Group IV-A-L Regular Interests, in the order of priority of paragraph (I)(d)(iv)(a)-(c) above), and (2) second, any remaining amount shall be distributed pursuant to paragraph (I)(e) above.

     (II) For any Distribution Date on or after the Credit Support Depletion Date, the REMIC II Available Distribution Amount for such Distribution Date shall be distributed to the outstanding Classes of REMIC II Regular Interests and the Class R-2 Residual Interest in the following amounts and priority:

     (a) With respect to the Class A-P-L, Class A-X-L and Group I-L Regular Interests, on each Distribution Date on or after the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group I-L Regular Interests for such Distribution Date:

          (i) first, to the Class A-P-L Regular Interest, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(a)(i) of this definition of "REMIC II Distribution Amount";

          (ii) second, to the Group I-A-L and Class A-X-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(a)(iii) or (II)(a)(iii) of this definition of "REMIC II Distribution

     Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Group I-A-L and Class A-X-L Regular Interests, concurrently, the sum of (x) the Interest Distribution Amounts for the Group I-A-L Regular Interests and (y) the portion of the Interest Distribution Amount for the Class A-X-L Regular Interest derived from the Group I Loans, in each case for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Group I-A-L Regular Interests, pro rata according to Class Principal Balance, as principal, the Group I Senior Principal Distribution Amount; and

          (v) fifth, after any payments to the Group II-L, Group III-L or Group IV-L Regular Interests pursuant to the last paragraph of this definition of "REMIC II Distribution Amount," to the Class R-2 Residual Interest, the Residual Distribution Amount for the Group I-L Regular Interests for such Distribution Date.

     (b) With respect to the Group II-L Regular Interests, on each Distribution Date on or after the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group II-L Regular Interests for such Distribution Date:

          (i) first, to the Class II-P-L Regular Interest, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(b)(i) of this definition of "REMIC II Distribution Amount";

          (ii) second, to the Class II-A-1-L and Class II-X-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(b)(iii) or (II)(b)(iii) of this definition of "REMIC II Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Class II-A-1-L and Class II-X-L Regular Interests, concurrently, the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Class II-A-1-L Regular Interest, as principal, the Group II Senior Principal Distribution Amount; and

          (v) fifth, after any payments to the Group I-L, Group III-L or Group IV-L Regular Interests pursuant to the last paragraph of this definition of "REMIC II Distribution Amount," to the Class R-2 Residual Interest, the Residual Distribution Amount for the Group II-L Regular Interests for such Distribution Date.

     (c) With respect to the Class A-P-L, Class A-X-L and Group III-L Regular Interests, on each Distribution Date on or after the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group III-L Regular Interests for such Distribution Date:


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



          (i) first, to the Class A-P-L Regular Interest, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(c)(i) of this definition of "REMIC II Distribution Amount";

          (ii) second, to the Class III-A-1-L and Class A-X-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(c)(iii) or (II)(c)(iii) of this definition of "REMIC II Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Class III-A-1-L and Class A-X-L Regular Interests, concurrently, the sum of (x) the Interest Distribution Amount for the Class III-A-1-L Regular Interest and (y) the portion of the Interest Distribution Amount for the Class A-X-L Regular Interest derived from the Group III Loans, in each case for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Class III-A-1-L Regular Interest, as principal, the Group III Senior Principal Distribution Amount; and

          (v) fifth, after any payments to the Group I-L, Group II-L or Group IV-L Regular Interests pursuant to the last paragraph of this definition of "REMIC II Distribution Amount," to the Class R-2 Residual Interest, the Residual Distribution Amount for the Group III-L Regular Interests for such Distribution Date.

     (d) With respect to the Class A-P-L, Class A-X-L and Group IV-L Regular Interests, on each Distribution Date on or after the Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group IV-L Regular Interests for such Distribution Date:

          (i) first, to the Class A-P-L Regular Interest, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(d)(i) of this definition of "REMIC II Distribution Amount";

          (ii) second, to the Group IV-A-L and Class A-X-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(d)(iii) or (II)(d)(iii) of this definition of "REMIC II Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Group IV-A-L and Class A-X-L Regular Interests, concurrently, the sum of (x) the Interest Distribution Amounts for the Group IV-A-L Regular Interests and (y) the portion of the Interest Distribution Amount for the Class A-X-L Regular Interest derived from the Group IV Loans, in each case for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Group IV-A-L Regular Interests, pro rata according to Class Principal Balance, as principal, the Group IV Senior Principal Distribution Amount; and


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



          (v) fifth, after any payments to the Group I-L, Group II-L or Group III-L Regular Interests pursuant to the last paragraph of this definition of "REMIC II Distribution Amount," to the Class R-2 Residual Interest, the Residual Distribution Amount for the Group IV-L Regular Interests for such Distribution Date.

     If on any Distribution Date any of Loan Group I, Loan Group II, Loan Group III or Loan Group IV is an Undercollateralized Group and the other such Loan Group or Groups is an Overcollateralized Group, then the REMIC II Available Distribution Amount for the Regular Interest Group or Groups related to the Overcollateralized Group or Groups, to the extent remaining following distributions of interest and principal to the Group I-L, Group II-L, Group III-L, Group IV-L, Class A-P-L and Class A-X-L Regular Interests pursuant to paragraph (II)(a)(i) through (II)(a)(iv), paragraph (II)(b)(i) through
(II)(b)(iv), paragraph (II)(c)(i) through (II)(c)(iv) or paragraph (II)(d)(i) through (II)(d)(iv), as applicable, shall be paid in the following priority: (1) first, such remaining amount, up to the Total Transfer Amount for each such Undercollateralized Group, pro rata according to the Total Transfer Amount for each such Undercollateralized Group, shall be distributed (a) first, to the Class A-L Regular Interests related to each such Undercollateralized Group, in payment of any portion of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from such Distribution Date or previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts, and (b) second, to the Class A-L Regular Interests related to each such Undercollateralized Group, as principal, pro rata according to Class Principal Balance, and (2) second, any remaining amount shall be distributed pursuant to paragraph (II)(a)(v), (II)(b)(v), (II)(c)(v) and (II)(d)(v) above, as applicable; provided that if there are two or more Overcollateralized Groups and the sum of the remaining REMIC II Available Distribution Amounts for the Regular Interest Groups related to such Overcollateralized Groups exceeds the Total Transfer Amount for the Undercollateralized Group, then the sum of such remaining REMIC II Available Distribution Amounts shall be distributed to the Regular Interest Group related to the Undercollateralized Group in accordance with clause (1) of this paragraph pro rata according to such remaining REMIC II Available Distribution Amounts.

     REMIC II Regular Interests: The Classes of undivided beneficial interests in REMIC II designated as "regular interests" in the table titled "REMIC II Interests" in the Preliminary Statement hereto. The REMIC II Regular Interests, together with the Class R-2 Residual Interest, shall be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC II Assets pursuant to Section 3806(b)(2) of the Business Trust Statute.

     REMIC III: The segregated pool of assets of the Trust consisting of the REMIC III Assets, which shall be a REMIC pursuant to the Code, with respect to which a separate REMIC election is to be made, and the beneficial interests in which shall be the REMIC III Regular Interests and the Class R-3 Residual Interest.

     REMIC III Assets: The REMIC II Regular Interests.

     REMIC III Available Distribution Amount: For the Group I Certificates, on any Distribution Date, the aggregate of all distributions to the Group I-L Regular Interests and the portions of the distributions to the Class A-X-L and Class A-P-L Regular Interests paid in respect of Group I Loans pursuant to clauses (I)(a), (I)(e) and (II)(a) of the definition of "REMIC


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II Distribution Amount" (which amount shall be available for distributions to the Group I, Class A-X and Class A-P Certificates and the Class R-3 Residual Interest as provided herein). For the Group II Certificates, on any Distribution Date, the aggregate of all distributions to the Group II-L Regular Interests pursuant to clauses (I)(b), (I)(e) and (II)(b) of the definition of "REMIC II Distribution Amount" (which amount shall be available for distributions to the Group II Certificates and the Class R-3 Residual Interest as provided herein). For the Group III Certificates, on any Distribution Date, the aggregate of all distributions to the Group III-L Regular Interests and the portions of the distributions to the Class A-X-L and Class A-P-L Regular Interests paid in respect of Group III Loans pursuant to clauses (I)(c), (I)(e) and (II)(c) of the definition of "REMIC II Distribution Amount" (which amount shall be available for distributions to the Group III, Class A-X and Class A-P Certificates and the Class R-3 Residual Interest as provided herein). For the Group IV Certificates, on any Distribution Date, the aggregate of all distributions to the Group IV-L Regular Interests and the portions of the distributions to the Class A-X-L and Class A-P-L Regular Interests paid in respect of Group IV Loans pursuant to clauses (I)(d), (I)(e) and (II)(d) of the definition of "REMIC II Distribution Amount" (which amount shall be available for distributions to the Group IV, Class A-X and Class A-P Certificates and the Class R-3 Residual Interest as provided herein). For the Group C-B Certificates, on any Distribution Date, the aggregate of all distributions to the Group C-B-L Regular Interests (which amount shall be available for distributions to the Group C-B Certificates and the Class R-3 Residual Interest as provided herein).

     REMIC III Distribution Amount: The REMIC III Available Distribution Amount for any Distribution Date shall be distributed to the Certificates and the Class R-3 Residual Interest in the following amounts and priority:

     (a) With respect to the Class A-P, Class A-X and Group I Certificates, to the extent of the REMIC III Available Distribution Amount for the Group I Certificates for such Distribution Date:

          (i) to the Class A-P and Class A-X Certificates, the portion of the amounts distributed to the Class A-P-L and Class A-X-L Regular Interests, respectively, in respect of Group I Loans on such Distribution Date;

          (ii) to each Class of Group I Certificates (other than the Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-13 through Class I-A-34, Class I-A-35 and Class I-A-37 Certificates), the amounts distributed to its Corresponding Class on such Distribution Date; and

          (iii) (A) to each Class of the Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9 and Class I-A-13 through Class I-A-34 Certificates, the amount distributed as principal to its Corresponding Class on such Distribution Date, (B) to each Class of the Class I-A-9 and Class I-A-10 Certificates, the aggregate amount distributed as interest to the Class I-A-9-L Regular Interest on such Distribution Date, pro rata according to, for each such Class, the product of 1/12 of the Certificate Interest Rate for such Class and the Class Principal Balance or Class Notional Amount, as applicable, for such Class before allocating principal losses and giving effect to distributions of principal on such Distribution Date, (C) to each Class of the Class
     I-A-


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     2, Class I-A-3, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class
     I-A-13 through Class I-A-34 and Class I-A-35 Certificates, the aggregate amount distributed as interest to the Class I-A-2-L, Class I-A-3-L, Class I-A-5-L, Class I-A-6-L, Class I-A-7-L, Class I-A-8-L and Class I-A-13-L through Class I-A-34-L Regular Interests on such Distribution Date, pro rata according to, for each such Class, the product of 1/12 of the Certificate Interest Rate for such Class and the Class Principal Balance or Class Notional Amount, as applicable, for such Class before allocating principal losses and giving effect to distributions of principal on such Distribution Date and (D) to each Class of the Class I-A-4 and Class I-A-37 Certificates, the aggregate amount distributed as interest to the Class I-A-4-L Regular Interest on such Distribution Date, pro rata according to, for each such Class, the product of 1/12 of the Certificate Interest Rate for such Class and the Class Principal Balance or Class Notional Amount, as applicable, for such Class before allocating principal losses and giving effect to distributions of principal on such Distribution Date;

     (b) With respect to the Group II Certificates, to the extent of the REMIC III Available Distribution Amount for the Group II Certificates for such Distribution Date, to each such Class of Certificates, the amounts distributed to its Corresponding Class on such Distribution Date; and

     (c) With respect to the Class A-P, Class A-X and Group III Certificates, to the extent of the REMIC III Available Distribution Amount for the Group III Certificates for such Distribution Date:

          (i) to the Class A-P and Class A-X Certificates, the portion of the amounts distributed to the Class A-P-L and Class A-X-L Regular Interests, respectively, in respect of Group III Loans on such Distribution Date; and

          (ii) to the Class III-A-1 Certificates, the amounts distributed to its Corresponding Class on such Distribution Date;

     (d) With respect to the Class A-P, Class A-X and Group IV Certificates, to the extent of the REMIC III Available Distribution Amount for the Group IV Certificates for such Distribution Date:

          (i) to the Class A-P and Class A-X Certificates, the portion of the amounts distributed to the Class A-P-L and Class A-X-L Regular Interests, respectively, in respect of Group IV Loans on such Distribution Date;

          (ii) to each Class of Group IV Certificates (other than the Class IV-A-2, Class IV-A-3, Class IV-A-9, Class IV-A-10, Class IV-A-11, Class IV-A-12 and Class IV-A-14 Certificates), the amounts distributed to its Corresponding Class on such Distribution Date; and

          (iii) (A) to the Class IV-A-3, Class IV-A-9 and Class IV-A-11 Certificates, the amount distributed as principal to its Corresponding Class on such Distribution Date, (B) to each Class of the Class IV-A-2, Class IV-A-11 and Class IV-A-12 Certificates, the aggregate amount distributed as interest to the Class IV-A-11-L Regular Interest on such Distribution Date, pro rata according to, for each such Class, the product of 1/12 of the


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     Certificate Interest Rate for such Class and the Class Principal Balance or
     Class Notional Amount, as applicable, for such Class before allocating principal losses and giving effect to distributions of principal on such Distribution Date, (C) to each Class of the Class IV-A-9 and Class IV-A-10 Certificates, the aggregate amount distributed as interest to the Class IV-A-9-L Regular Interest on such Distribution Date, pro rata according to, for each such Class, the product of 1/12 of the Certificate Interest Rate for such Class and the Class Principal Balance or Class Notional Amount, as applicable, for such Class before allocating principal losses and giving effect to distributions of principal on such Distribution Date, and (D) to each Class of the Class IV-A-3 and Class IV-A-14 Certificates, the aggregate amount distributed as interest to the Class IV-A-3-L Regular Interest on such Distribution Date, pro rata according to, for each such Class, the product of 1/12 of the Certificate Interest Rate for such Class and the Class Principal Balance or Class Notional Amount, as applicable, for such Class before allocating principal losses and giving effect to distributions of principal on such Distribution Date;

     (e) With respect to the Group C-B Certificates, to the extent of the REMIC III Available Distribution Amount for the Group C-B Certificates for such Distribution Date, to each such Class of Certificates, the amounts distributed to its Corresponding Class on such Distribution Date; and

     (f) To the Class R-3 Residual Interest, the Residual Distribution Amount for the Class R-3 Residual Interest for such Distribution Date.

     In each case where a distribution is required to be made concurrently to two or more Classes of Certificates pursuant to this definition of "REMIC III Distribution Amount," if the portion of the REMIC III Available Distribution Amount from which such distribution is required to be made is insufficient to make such distribution in full to such Classes, such distribution shall be allocated between such Classes pro rata according to the respective amounts to which they are otherwise entitled from such distribution.

     REMIC III Regular Interests: The Classes of undivided beneficial interests in REMIC III designated as "regular interests" in the table titled "REMIC III Interests" in the Preliminary Statement hereto. The REMIC III Regular Interests, together with the Class R-3 Residual Interest, shall be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC III Assets pursuant to Section 3806(b)(2) of the Business Trust Statute.

     Residual Certificates: The Class R Certificates.

     Residual Distribution Amount: For any Distribution Date, with respect to the Class R-1 Residual Interest, any portion of the REMIC I Available Distribution Amounts for Loan Group I, Loan Group II, Loan Group III and Loan Group IV remaining after all distributions of such REMIC I Available Distribution Amounts pursuant to clauses (a), (b) and (c) (other than the last subclause of clause (c)) of the definition of "REMIC I Distribution Amount."

     For any Distribution Date, with respect to the Class R-2 Residual Interest and for the Group I-L, Group II-L, Group III-L and Group IV-L Regular Interests, any portion of the REMIC II Available Distribution Amount for the Group I-L, Group II-L, Group III-L and Group


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IV-L Regular Interests, respectively, remaining after all distributions of such
REMIC II Available Distribution Amount pursuant to clauses (I)(a), (I)(b),
(I)(c), (I)(d), (I)(e), (II)(a), (II)(b), (II)(c) and (II)(d), as applicable, of the definition of "REMIC II Distribution Amount" (other than the distributions pursuant to the last subclause of clauses (I)(e), (II)(a), (II)(b), (II)(c) and
(II)(d)).

     For any Distribution Date, with respect to the Class R-3 Residual Interest, any portion of the REMIC III Available Distribution Amount for the Group I, Group II, Group III, Group IV and Group C-B Certificates remaining after all distributions of the REMIC III Available Distribution Amount pursuant to clauses
(a), (b), (c), (d) and (e) of the definition of "REMIC III Distribution Amount."

     Upon termination of the obligations created by this Agreement and liquidation of REMIC I, REMIC II and REMIC III, the amounts which remain on deposit in the Certificate Account after payment to the Holders of the REMIC I Regular Interests of the amounts set forth in Section 9.01 of this Agreement, and subject to the conditions set forth therein, shall be distributed to the Class R-1, Class R-2 and Class R-3 Residual Interests in accordance with the preceding sentences of this definition as if the date of such distribution were a Distribution Date.

     Responsible Officer: When used with respect to the Trustee or the Delaware Trustee, any officer assigned to and working in the Corporate Trust Department (in the case of the Trustee) or its corporate trust office (in the case of the Delaware Trustee) or, in each case, in a similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

     Secretary of State: The Secretary of State of the State of Delaware.

     Securities Act: The Securities Act of 1933, as amended.

     Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

     Selling and Servicing Contract: (a) The contract (including the Washington Mutual Mortgage Securities Corp. Selling Guide and Washington Mutual Mortgage Securities Corp. Servicing Guide to the extent incorporated by reference therein) between the Company and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E hereto, as such contract may be amended or modified from time to time; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders or (b) any other similar contract, including any mortgage loan purchase and servicing agreement or any assignment, assumption and recognition agreement related to a mortgage loan purchase and sale agreement, providing substantially similar rights and benefits as those provided by the forms of contract attached as Exhibit E hereto.


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     Senior Certificates: The Class A-P, Class A-X, Group I, Group II, Group
III, Group IV and Residual Certificates.

     Senior Regular Interests: The Class A-P-L, Class A-X-L, Group I-L, Group II-L, Group III-L and Group IV-L Regular Interests.

     Senior Subordinate Certificates: The Subordinate Certificates other than the Junior Subordinate Certificates.

     Servicer: A mortgage loan servicing institution to which the Master Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

     Servicing Fee: For each Mortgage Loan, the fee paid to the Servicer thereof to perform primary servicing functions for the Master Servicer with respect to such Mortgage Loan, equal to the per annum rate set forth for each Mortgage Loan in the Mortgage Loan Schedule on the outstanding Principal Balance of such Mortgage Loan. In addition, any prepayment penalty received on a Mortgage Loan will be paid as additional servicing compensation to the Master Servicer or the related Servicer.

     Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans or the Certificates, as applicable, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     Special Hazard Coverage: The Special Hazard Coverage on the most recent anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this paragraph) or, if prior to the first such anniversary, $9,997,516, in each case reduced by Special Hazard Losses allocated to the Certificates since the most recent anniversary of the Cut-Off Date (or, if prior to the first such anniversary, since the Cut-Off Date). On each anniversary of the Cut-Off Date, the Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate principal balance of Mortgage Loans, (b) 1.0% of the aggregate unpaid principal balance of the Mortgage Loans and (c) twice the unpaid principal balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month, and (2) $9,997,516 as reduced by the Special Hazard Losses allocated to the Certificates since the Cut-Off Date.

     The Special Hazard Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

     Special Hazard Loss: A Realized Loss (or portion thereof) with respect to a Mortgage Loan arising from any direct physical loss or damage to a Mortgaged Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that


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portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (de jure or de facto), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or
(viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority.

     Special Primary Insurance Policy: Any Primary Insurance Policy covering a Mortgage Loan the premium of which is payable by the Trustee pursuant to Section 4.05(a), if so identified in the Mortgage Loan Schedule. There are no Special Primary Insurance Policies with respect to any of the Mortgage Loans.

     Special Primary Insurance Premium: With respect to any Special Primary Insurance Policy, the monthly premium payable thereunder.

     Step Down Percentage: For any Distribution Date, the percentage indicated below:

          Distribution Date Occurring In                 Step Down Percentage
          ------------------------------                 --------------------
          August 2002 through July 2007                            0%
          August 2007 through July 2008                           30%
          August 2008 through July 2009                           40%
          August 2009 through July 2010                           60%
          August 2010 through July 2011                           80%
          August 2011 and thereafter                             100%

     Stripped Interest Rate: For each Group I Loan, Group III Loan and Group IV Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 6.500% per annum. For each Group II Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 6.000% per annum.

     Subordinate Certificates: The Group C-B Certificates.

     Subordinate Component Balance: With respect to Loan Group I for any date of determination, the then outstanding aggregate Principal Balance of the Group I Loans (less the applicable Class I-P Fraction thereof with respect to any Class I-P Mortgage Loan) minus the then outstanding aggregate Class Principal Balance of the Group I-A Certificates. With respect to Loan Group II for any date of determination, the then outstanding aggregate Principal Balance of


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the Group II Loans (less the applicable Class II-P Fraction thereof with respect to any Class II-P Mortgage Loan) minus the then outstanding aggregate Class Principal Balance of the Class II-A-1 and Residual Certificates. With respect to Loan Group III for any date of determination, the then outstanding aggregate Principal Balance of the Group III Loans (less the applicable Class III-P Fraction thereof with respect to any Class III-P Mortgage Loan) minus the then outstanding Class III-A-1 Principal Balance. With respect to Loan Group IV for any date of determination, the then outstanding aggregate Principal Balance of the Group IV Loans (less the applicable Class IV-P Fraction thereof with respect to any Class IV-P Mortgage Loan) minus the then outstanding aggregate Class Principal Balance of the Group IV-A Certificates.

     Subordinate Liquidation Amount: For any Distribution Date, the excess, if any, of the aggregate of Liquidation Principal for all Mortgage Loans which became Liquidated Mortgage Loans during the Prior Period, over the sum of the Group I Senior Liquidation Amount, the Group II Senior Liquidation Amount, the Group III Senior Liquidation Amount and the Group IV Senior Liquidation Amount for such Distribution Date.

     Subordinate Percentage: The Group I Subordinate Percentage, Group II Subordinate Percentage, Group III Subordinate Percentage or Group IV Subordinate Percentage, as applicable.

     Subordinate Principal Distribution Amount: For any Distribution Date, the excess of (A) the sum of (i) the Group I Subordinate Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clause (I)(a)(i) of the definition of "REMIC II Distribution Amount"), (ii) the Group II Subordinate Percentage of the Principal Payment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class II-P-L Regular Interest pursuant to clause (I)(b)(i) of the definition of "REMIC II Distribution Amount"), (iii) the Group III Subordinate Percentage of the Principal Payment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clause (I)(c)(i) of the definition of "REMIC II Distribution Amount"), (iv) the Group IV Subordinate Percentage of the Principal Payment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clause (I)(d)(i) of the definition of "REMIC II Distribution Amount"), (v) the Subordinate Principal Prepayments Distribution Amount (without regard to the proviso in the definition thereof) and (vi) the Subordinate Liquidation Amount over (B) the sum of (x) the amounts required to be distributed to the Class P-L Regular Interests pursuant to clauses (I)(e)(i) and (I)(e)(ii) of the definition of "REMIC II Distribution Amount" on such Distribution Date, (y) in the event that the aggregate Class Principal Balance of any of the Group I-A-L, Group II-A-L, Group III-A-L or Group IV-A-L Regular Interests has been reduced to zero, principal paid from the REMIC II Available Distribution Amount related to such Class A-L Regular Interests to the remaining Class A-L Regular Interests, as set forth in clause (X) of the sentence immediately following paragraph
(I)(e) of the definition of "REMIC II Distribution Amount," and (z) the amounts paid from the REMIC II Available Distribution Amount for the Regular Interest Group related to an Overcollateralized Group to the Class A-L Regular Interests related to an Undercollateralized Group pursuant to clause (Y) of the sentence immediately following paragraph (I)(e) of the definition of "REMIC II Distribution Amount."


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     On any Distribution Date, the Subordinate Principal Distribution Amount
shall be allocated pro rata, by Class Principal Balance, among the Classes of Group C-B-L Regular Interests and paid in the order of distribution to such Classes pursuant to clause (I)(e) of the definition of "REMIC II Distribution Amount" except as otherwise stated in such definition. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Group C-B-L Regular Interests is less than such Subordination Level as of the Closing Date, the pro rata portion of the Subordinate Principal Prepayments Distribution Amount otherwise allocable to the Class or Classes of Group C-B-L Regular Interests junior to such Class will be distributed to the most senior Class of Group C-B-L Regular Interests for which the Subordination Level is less than the Subordination Level as of the Closing Date, and to the Class or Classes of Group C-B-L Regular Interests senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level," the relative seniority, from highest to lowest, of the Group C-B-L Regular Interests shall be as follows: Class C-B-1-L, Class C-B-2-L, Class C-B-3-L, Class C-B-4-L, Class C-B-5-L and Class C-B-6-L.

     Subordinate Principal Prepayments Distribution Amount: For any Distribution Date, the sum of (i) the Group I Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clause (I)(a)(i) of the definition of "REMIC II Distribution Amount"), (ii) the Group II Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class II-P-L Regular Interest pursuant to clause (I)(b)(i) of the definition of "REMIC II Distribution Amount"), (iii) the Group III Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clause (I)(c)(i) of the definition of "REMIC II Distribution Amount") and (iv) the Group IV Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group IV (exclusive of the portion thereof attributable to principal distributions to the Class A-P-L Regular Interest pursuant to clause (I)(d)(i) of the definition of "REMIC II Distribution Amount"); provided, however, that if the amount specified in clause (B) of the definition of "Subordinate Principal Distribution Amount" is greater than the sum of the amounts specified in clauses (A)(i), (A)(ii), (A)(iii), (A)(iv) and
(A)(vi) of such definition, then the Subordinate Principal Prepayments Distribution Amount shall be reduced by the amount of such excess.

     Subordination Level: On any specified date, with respect to any Class of Group C-B-L Regular Interests, the percentage obtained by dividing the aggregate Class Principal Balance of the Classes of Group C-B-L Regular Interests which are subordinate in right of payment to such Class by the aggregate Class Principal Balance of the Class A-P-L, Group I-L, Group II-L, Group III-L, Group IV-L and Group C-B-L Regular Interests and the Class R-1 Residual Interest as of such date prior to giving effect to distributions of principal and interest and allocations of Realized Losses on the Mortgage Loans on such date.

     Substitute Mortgage Loan: A Mortgage Loan which is substituted for another Mortgage Loan pursuant to and in accordance with the provisions of Section 2.07.


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     Tax Matters Person: With respect to each of REMIC I, REMIC II and REMIC
III, a Holder of a Class R Certificate with a Percentage Interest of at least 0.01% or any Permitted Transferee of such Class R Certificateholder designated as succeeding to the position of Tax Matters Person in a notice to the Trustee signed by authorized representatives of the transferor and transferee of such Class R Certificate. The Company is hereby appointed to act as the Tax Matters Person for REMIC I, REMIC II and REMIC III so long as it holds a Class R Certificate with a Percentage Interest of at least 0.01%. The Company is hereby appointed to act as agent for the Tax Matters Person for REMIC I, REMIC II and REMIC III, to perform the functions of such Tax Matters Person as provided herein, so long as the Company is the Master Servicer hereunder, in the event that the Company ceases to hold a Class R Certificate with the required Percentage Interest. In the event that the Company ceases to be the Master Servicer hereunder, the successor Master Servicer is hereby appointed to act as agent for the Tax Matters Person for REMIC I, REMIC II and REMIC III, to perform the functions of such Tax Matters Person as provided herein. If the Tax Matters Person for REMIC I, REMIC II and REMIC III becomes a Disqualified Organization, the last preceding Holder, that is not a Disqualified Organization, of the Class R Certificate held by the Disqualified Organization shall be Tax Matters Person pursuant to and as permitted by Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

     Termination Date: The date upon which final payment of the Certificates will be made pursuant to the procedures set forth in Section 9.01(b).

     Termination Payment: The final payment delivered to the Certificateholders on the Termination Date pursuant to the procedures set forth in Section 9.01(b).

     Total Transfer Amount: For any Distribution Date and for any
Undercollateralized Group, an amount equal to the sum of the Interest Transfer Amount and the Principal Transfer Amount for such Undercollateralized Group.

     Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     Transferee Affidavit and Agreement: An affidavit and agreement in the form attached hereto as Exhibit J.

     Trust: Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust, a Delaware business trust, created pursuant to this Agreement.

     Trustee: State Street Bank and Trust Company, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

     Uncollected Interest: With respect to any Distribution Date for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month's interest at the applicable Pass-Through Rate on such


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Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

     Uncompensated Interest Shortfall: With respect to a Loan Group, for any Distribution Date, the sum of (i) the aggregate Relief Act Shortfall for such Distribution Date with respect to the Mortgage Loans in such Loan Group, (ii) aggregate Curtailment Shortfall for such Distribution Date with respect to the Mortgage Loans in such Loan Group and (iii) the excess, if any, of (a) aggregate Uncollected Interest for such Distribution Date with respect to the Mortgage Loans in such Loan Group over (b) Compensating Interest for such Distribution Date with respect to the Mortgage Loans in such Loan Group.

     Uncompensated Interest Shortfall for Loan Group I shall be allocated to the Group I-L Regular Interests and the portions of the Group C-B-L and Class A-X-L Regular Interests that derive their Interest Distribution Amounts from the Group I Loans, pro rata according to the amount of interest accrued but unpaid on each such Class or portion thereof, in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group II shall be allocated to the Group II-L Regular Interests and the portions of the Group C-B-L Regular Interests that derive their Interest Distribution Amounts from the Group II Loans, pro rata according to the amount of interest accrued but unpaid on each such Class or portion thereof, in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group III shall be allocated to the Group III-L Regular Interests and the portions of the Group C-B-L and Class A-X-L Regular Interests that derive their Interest Distribution Amounts from the Group III Loans, pro rata according to the amount of interest accrued but unpaid on each such Class or portion thereof, in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group IV shall be allocated to the Group IV-L Regular Interests and the portions of the Group C-B-L and Class A-X-L Regular Interests that derive their Interest Distribution Amounts from the Group IV Loans, pro rata according to the amount of interest accrued but unpaid on each such Class or portion thereof, in reduction thereof.

     The aggregate of Uncompensated Interest Shortfall for Loan Group I, Loan Group III and Loan Group IV shall be allocated, first, to the Class A-X-M Regular Interest, in an amount equal to the aggregate amount of Uncompensated Interest Shortfall for Loan Group I, Loan Group III and Loan Group IV allocated to the Class A-X-L Regular Interest, in reduction of the Interest Distribution Amount to which such Class of Regular Interests would otherwise be entitled, and, second, the remainder of such Uncompensated Interest Shortfall shall be allocated between the Class C-Y-1 and Class C-Z-1 Regular Interests, pro rata according to the amount of interest accrued but unpaid on each such Class, in reduction thereof.

     Uncompensated Interest Shortfall for Loan Group II shall be allocated to the Class II-X-M, Class C-Y-2 and Class C-Z-2 Regular Interests, pro rata according to the amount of interest accrued but unpaid on each such Class, in reduction thereof.

     Undercollateralized Group: For any Distribution Date, Loan Group I, if immediately prior to such Distribution Date the aggregate Class Principal Balance of the Group I-A Certificates is greater than the aggregate Principal Balance of the Group I Loans (less the applicable Class I-P Fraction thereof with respect to each Class I-P Mortgage Loan); for any


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Distribution Date, Loan Group II, if immediately prior to such Distribution Date the aggregate Class Principal Balance of the Group II-A and Residual
Certificates is greater than the aggregate Principal Balance of the Group II Loans (less the applicable Class II-P Fraction thereof with respect to each Class II-P Mortgage Loan); for any Distribution Date, Loan Group III, if immediately prior to such Distribution Date the aggregate Class Principal
Balance of the Group III-A Certificates is greater than the aggregate Principal Balance of the Group III Loans (less the applicable Class III-P Fraction thereof with respect to each Class III-P Mortgage Loan); and for any Distribution Date, Loan Group IV, if immediately prior to such Distribution Date the aggregate
Class Principal Balance of the Group IV-A Certificates is greater than the aggregate Principal Balance of the Group IV Loans (less the applicable Class
IV-P Fraction thereof with respect to each Class IV-P Mortgage Loan).

     Underwriter: Credit Suisse First Boston Corporation.

     Underwriting Standards: The published underwriting standards of the Company, or, if the related Mortgage Loan was underwritten pursuant to underwriting standards other than the published underwriting standards of the Company, then such other underwriting standards.

     Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

     U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

     Withdrawal Date: Any day during the period commencing on the 18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date. The "related Due Date" for any Withdrawal Date is the Due Date immediately preceding the related Distribution Date.

                                   ARTICLE II

         Creation of the Trust; Conveyance of the Mortgage Pool Assets, REMIC I Regular Interests and REMIC II Regular Interests; REMIC
          Election and Designations; Original Issuance of Certificates

     Section 2.01. Creation of the Trust. The Trust is hereby created and shall be known as "Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust". The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities, all as provided by and subject to the terms of this Agreement:


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     (i)  to acquire, hold, lease, manage, administer, control, invest, reinvest, operate and/or transfer the Mortgage Pool Assets, the REMIC II Assets and the REMIC III Assets;

     (ii) to issue the REMIC I Regular Interests, the REMIC II Regular Interests, the Class R Residual Interests and the Certificates;

     (iii) to make distributions to the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates; and

     (iv) to engage in such other activities, including entering into agreements, as are described in or required by the terms of this Agreement or as are necessary, suitable or convenient to accomplish the foregoing or incidental thereto.

State Street Bank and Trust Company is hereby appointed as a trustee of the Trust, to have all the rights, duties and obligations of the Trustee with respect to the Trust expressly set forth hereunder, and State Street Bank and Trust Company hereby accepts such appointment and the Trust created hereby. Christiana Bank & Trust Company is hereby appointed as a Delaware trustee of the Trust, to have all the rights, duties and obligations of the Delaware Trustee with respect to the Trust hereunder, and Christiana Bank & Trust Company hereby accepts such appointment and the Trust created hereby. It is the intention of the Company, the Trustee and the Delaware Trustee that the Trust constitute a business trust under the Business Trust Statute, that this Agreement constitute the governing instrument of the Trust, and that this Agreement amend and restate the Original Trust Agreement. The parties hereto acknowledge and agree that, prior to the execution and delivery hereof, the Delaware Trustee has filed the Certificate of Trust. The parties hereto acknowledge that the Trust includes three separate pools of mortgage loans (referred to herein as Loan Groups), and that the assets of each Loan Group are available to make payments to the holders of Certificates as provided in the definitions of "REMIC I Distribution Amount," "REMIC II Distribution Amount" and "REMIC III Distribution Amount" Section 4.01,
Section 4.04 and Section 4.05 hereof.

     The assets of the Trust shall remain in the custody of the Trustee, on behalf of the Trust, and shall be owned by the Trust except as otherwise expressly set forth herein. Moneys to the credit of the Trust shall be held by the Trustee and invested as provided herein. All assets received and held in the Trust will not be subject to any right, charge, security interest, lien or claim of any kind in favor of either of State Street Bank and Trust Company or Christiana Bank & Trust Company in its own right, or any Person claiming through it. Neither the Trustee nor the Delaware Trustee, on behalf of the Trust, shall have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of the Trust to any Person, except as permitted herein. No creditor of a beneficiary of the Trust, of the Trustee, of the Delaware Trustee, of the Master Servicer or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust, except in accordance with the terms of this Agreement.

     Section 2.02. Restrictions on Activities of the Trust. Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Trust, so long as any Certificates are outstanding, the Trust shall not, and none of the Trustee, the


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Delaware Trustee, the Company or the Master Servicer shall knowingly cause the
Trust to, do any of the following:

     (i)  engage in any business or activity other than those set forth in
          Section 2.01;

     (ii) incur or assume any indebtedness except for such indebtedness that may be incurred by the Trust in connection with the execution or performance of this Agreement or any other agreement contemplated hereby;

     (iii) guarantee or otherwise assume liability for the debts of any other party;

     (iv) do any act in contravention of this Agreement or any other agreement contemplated hereby to which the Trust is a party;

     (v) do any act which would make it impossible to carry on the ordinary business of the Trust;

     (vi) confess a judgment against the Trust;

     (vii) possess or assign the assets of the Trust for other than a Trust purpose;

     (viii) cause the Trust to lend any funds to any entity, except as contemplated by this Agreement; or

     (ix) change the purposes and powers of the Trust from those set forth in this Agreement.

     Section 2.03. Separateness Requirements. Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Trust, so long as any Certificates are outstanding, the Trust shall perform the following:

     (i) except as expressly permitted by this Agreement, maintain its books, records, bank accounts and files separate from those of any other Person;

     (ii) except as expressly permitted by this Agreement, maintain its assets in its own separate name and in such a manner that it is not costly or difficult to segregate, identify, or ascertain such assets;

     (iii) consider the interests of the Trust's creditors in connection with its actions;

     (iv) hold itself out to creditors and the public as a legal entity separate and distinct from any other Person and correct any known misunderstanding regarding its separate identity and refrain from engaging in any activity that compromises the separate legal identity of the Trust;

     (v) prepare and maintain separate records, accounts and financial statements in accordance with generally accepted accounting principles, consistently applied, and susceptible to audit. To the extent it is included in consolidated financial


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          statements or consolidated tax returns, such financial statements and tax returns will reflect the separateness of the respective entities and indicate that the assets of the Trust will not be available to satisfy the debts of any other Person;

     (vi) allocate and charge fairly and reasonably any overhead shared with any other Person;

     (vii) transact all business with affiliates on an arm's-length basis and pursuant to written, enforceable agreements;

     (viii) conduct business solely in the name of the Trust. In that regard all written and oral communications of the Trust, including, without limitation, letters, invoices, purchase orders and contracts, shall be made solely in the name of the Trust;

     (ix) maintain a separate office through which its business shall be conducted, provided that such office may be an office of the Trustee, which office shall not be shared with the Company or any affiliates of the Company;

     (x) in the event that services have been or are in the future performed or paid by any Person on behalf of the Trust (other than the Trustee, the Delaware Trustee, the Master Servicer or the Tax Matters Person as permitted herein), reimburse such Person, as applicable, for the commercially reasonable value of such services or expenses provided or incurred by such Person. Accordingly, (i) the Trust shall reimburse such Person, as applicable, for the commercially reasonable value of such services or expenses provided or incurred by such Person; (ii) to the extent invoices for such services are not allocated and separately billed to the Trust, the amount thereof that was or is to be allocated and separately billed to the Trust was or will be reasonably related to the services provided to the Trust; and (iii) any other allocation of direct, indirect or overhead expenses for items shared between the Trust and any other Person, was or will be, to the extent practicable, allocated on the basis of actual use or value of services rendered or otherwise on a basis reasonably related to actual use or the value of services rendered;

     (xi) except as expressly permitted by this Agreement, not commingle its assets or funds with those of any other Person;

     (xii) except as expressly permitted by this Agreement, not assume, guarantee, or pay the debts or obligations of any other Person;

     (xiii) except as expressly permitted by this Agreement, not pledge its assets for the benefit of any other Person;

     (xiv) not hold out its credit or assets as being available to satisfy the obligations of others;

     (xv) pay its liabilities only out of its funds;

     (xvi) pay the salaries of its own employees, if any; and


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     (xvii) cause the agents and other representatives of the Trust, if any, to act at all times with respect to the Trust consistently and in furtherance of the foregoing.

     None of the Trustee, the Delaware Trustee, the Company or the Master Servicer shall take any action that is inconsistent with the purposes of the Trust or Section 2.02 or Section 2.03. Neither the Company nor the Master Servicer shall direct the Trustee or the Delaware Trustee to take any action that is inconsistent with the purposes of the Trust or Section 2.02 or Section 2.03.

     Section 2.04. Conveyance of Mortgage Pool Assets; Security Interest.

     Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trust, without recourse, all the Company's right, title and interest in and to the Mortgage Pool Assets, including but not limited to all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date with respect to the Mortgage Loans (such transfer and assignment by the Company to be referred to herein as the "Conveyance," and the assets so transferred and assigned to be referred to herein as the "Conveyed Assets").

     It is the express intent of the parties hereto that the Conveyance of the Conveyed Assets to the Trust by the Company as provided in this Section 2.04 be, and be construed as, an absolute sale of the Conveyed Assets. It is, further, not the intention of the parties that such Conveyance be deemed the grant of a security interest in the Conveyed Assets by the Company to the Trust to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Conveyed Assets are held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Conveyed Assets, then

     (a) this Agreement shall be deemed to be a security agreement;

     (b) the Conveyance provided for in this Section 2.04 shall be deemed to be a grant by the Company to the Trust of, and the Company hereby grants to the Trust, to secure all of the Company's obligations hereunder, a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

          (I) (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, Cooperative Leases, Security Agreements, Assignments of Proprietary Lease, and Recognition Agreements, all Substitute Mortgage Loans and all distributions with respect to the Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date; (ii) the Certificate Account, the Investment Account and all money or other property held therein, and the Custodial Accounts for P&I, the Custodial Accounts for Reserves and any Buydown Fund Account (to the extent of the amounts on deposit or other property therein attributable to the Mortgage Loans); and
     (iii) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy


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     and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool;

          (II) All rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount);

          (III) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, goods, letters of credit, letter-of-credit rights, oil, gas, and other minerals, and investment property consisting of, arising from or relating to any of the foregoing; and

          (IV) All proceeds of the foregoing;

     (c) the possession by the Trust of any of the foregoing property shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

     (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trust, as applicable, for the purpose of perfecting such security interest under applicable law.

     The Company shall file such financing statements, and the Company and the Trustee acting on behalf of the Trust at the direction of the Company shall, to the extent consistent with this Agreement, take such other actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Conveyed Assets, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trust shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     Section 2.05. Delivery of Mortgage Files.

     In connection with the sale, transfer and assignment referred to in Section 2.04, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the Mortgage Files, which shall at all times be identified in the records of the Trustee or the Custodian, as applicable, as being held by or on behalf of the Trust.

     Concurrently with the execution and delivery hereof, the Company shall cause to be filed the UCC assignment or amendment referred to in clause (Y)(vii) of the definition of "Mortgage File." In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements, if necessary, with regard to each financing statement and assignment relating to Cooperative Loans.


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     In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) required to be included in the Mortgage File pursuant to the definition of "Mortgage File" relating to a Mortgage Loan is not included in the Mortgage File delivered to the Trustee (or the Custodian) prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company shall deliver to the Trustee (or the Custodian) a fully legible reproduction (which may be in electronic form) of the original Mortgage or intervening assignment provided that the originator, the related Lender or the escrow or title company which provided closing services in connection with such Mortgage Loan certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original Mortgage or intervening assignment certified by the applicable recording office) (which may be in electronic form) (collectively, "Recording Documents") to the Trustee (or the Custodian) within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer's Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee (or the Custodian) by the date specified in its previous Company Officer's Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer's Certificate stating a revised date by which the Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee (or the Custodian).

     For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in
Section 3.10.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this
Section 2.05, and to enter into a Custodial Agreement for such purpose, provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder. Any documents delivered by the Company or the Master Servicer to the Custodian, if any, shall be deemed to have been delivered to the Trustee for all purposes hereunder; and any documents held by the Custodian, if any, shall be deemed to be held by the Trustee for all purposes hereunder.

     On or promptly after the Closing Date, the Master Servicer shall cause the MERS(R) System to indicate that each MERS Loan, if any, has been assigned to "State Street Bank and


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Trust Company, as Custodian/Trustee, without recourse" or to "Washington Mutual
MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust, without recourse" by including in the MERS(R) System computer files (a) the code necessary to identify the Trustee and (b) the code necessary to identify the series of the Certificates issued in connection with such Mortgage Loans; provided, however, that in the event the Company acquired such Mortgage Loans from an affiliate of the Company, then the Master Servicer need not cause the MERS(R) System to indicate such assignment. The Master Servicer shall not alter the codes referenced in this paragraph with respect to any MERS Loan during the term of this Agreement except in connection with an assignment of such MERS Loan or de-registration thereof from the MERS(R) System in accordance with the terms of this Agreement.

     Section 2.06. REMIC Election for REMIC I.

     The Tax Matters Person, shall, on behalf of REMIC I, elect to treat REMIC I as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of REMIC I for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of REMIC I within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to REMIC I are hereby designated as "regular interests" in REMIC I for purposes of Section 860G(a)(1) of the Code. The Class R-1 Residual Interest is hereby designated as the sole class of "residual interest" in REMIC I for purposes of Section 860G(a)(2) of the Code. The REMIC I Regular Interests and the Class R-1 Residual Interest shall together be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC I Assets pursuant to Section 3806(b)(2) of the Business Trust Statute.

     The parties intend that the affairs of REMIC I shall constitute, and that the affairs of REMIC I shall be conducted so as to qualify REMIC I as a REMIC. In furtherance of such intention, the Tax Matters Person shall, on behalf of REMIC I: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for REMIC I when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for REMIC I to be treated as a REMIC on the federal tax return of REMIC I for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code; (d) conduct the affairs of REMIC I at all times that any REMIC I Regular Interests are outstanding so as to maintain the status of REMIC I as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of REMIC I; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on REMIC I when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not


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prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by REMIC I for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     The Trustee and the Master Servicer shall promptly provide the Company with such information in the possession of the Trustee or the Master Servicer, respectively, as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

     In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented such Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Master Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Master Servicer delivers to the Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of REMIC I as a REMIC for federal income tax purposes.

     In the event that any tax is imposed on "prohibited transactions" of REMIC I as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the third preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R-1 Residual Interest. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R-1 Residual Interest on any Distribution Date sufficient funds to reimburse the Tax Matters Person (or any agent therefor appointed in accordance with the definition of "Tax Matters Person" herein, if applicable), for the payment of such tax (upon the written request of the Tax Matters Person or its agent, to the extent reimbursable, and to the extent that the Tax Matters Person or its agent has not been previously reimbursed therefor).

     Section 2.07. Acceptance by Trustee. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) on behalf of the Trust of the documents (or certified copies thereof as specified in Section 2.05) referred to in Section 2.05 above, but without having made the review required to be made within 45 days pursuant to this Section 2.07. The Trustee agrees, for the benefit of the Trust, to review each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification in the form attached as Exhibit M hereto, to the effect that, except as noted, all documents required (in the case of instruments described in clauses (X)(iv) and (Y)(ix) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the definition of "Mortgage File" and Section 2.05 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to:


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(i) the validity, legality, enforceability or genuineness of any of the Mortgage
Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee's notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Trust at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trust at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence or any provision in the definition of "Purchase Price", the repurchase or substitution must occur within the sooner of (i) 90 days from the date the defect was discovered or (ii) in the case of substitution, two years from the Closing Date.

     Such Substitute Mortgage Loan shall mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1 percentage point greater than the Mortgage Loan being substituted for. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash, together with unpaid accrued interest, if any, on the difference between the aggregate of the principal balances of the Substitute Mortgage Loans and the Principal Balance of such Mortgage Loan during the calendar month in which the substitution occurs to the last day of such month at a rate equal to the applicable Pass-Through Rate, to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this
Section 2.07. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.08 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan, and the Company shall be deemed to have made such representations and warranties as to such Substitute Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan. Notwithstanding anything herein to the contrary, each Substitute Mortgage Loan shall be deemed to have the same Pass-Through Rate as the Mortgage Loan for which it was substituted.

     The Purchase Price for each purchased or repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall (or, if applicable, shall cause the Custodian to) release to the Company the related Mortgage File and shall execute


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and deliver (or, in the event that the Mortgage Files are held in the name of the Custodian, shall cause the Custodian to execute and deliver) on behalf of the Trust such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. In furtherance of the foregoing, if such Mortgage Loan is a MERS Loan and as a result of the repurchase thereof such Mortgage Loan shall cease to be serviced by a servicer that is a member of MERS or if the Company or its assignee shall so request, the Master Servicer shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form from MERS to the Company or its assignee and shall cause the Mortgage Loan to be removed from registration on the MERS(R) System in accordance with MERS' rules and procedures. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Trust or the Holders of the REMIC I Regular Interests or the Class R-1 Residual Interest.

     Section 2.08. Representations and Warranties of the Company Concerning the Mortgage Loans. With respect to the conveyance of the Mortgage Loans provided for in Section 2.04 herein, the Company hereby represents and warrants to the Trust that as of the Cut-Off Date unless otherwise indicated:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the Closing Date, each Mortgage relating to a Mortgage Loan that is not a Cooperative Loan is a valid and enforceable (subject to Section 2.08(xvi)) first lien on an unencumbered estate in fee simple or leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and
     (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

          (iii) Immediately upon the transfer and assignment contemplated herein, the Trust shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

          (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (i.e., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

          (v) As of the Closing Date, there is no late assessment for delinquent taxes outstanding against any Mortgaged Property;


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          (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

          (vii) As of the Closing Date, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

          (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

          (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;

          (x) As of the Closing Date, each Mortgage Loan that is not a Cooperative Loan is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and inures to the benefit of the Trust upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;

          (xi) Each Mortgage Loan with a Loan-to-Value Ratio as of the Cut-Off Date in excess of 80% was covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect;

          (xii) As of the Closing Date, all policies of insurance required by this Agreement or by a Selling and Servicing Contract have been validly issued and remain in full force and effect, including such policies covering the Company, the Master Servicer or any Servicer;

          (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating Agencies;

          (xiv) Each Mortgage (exclusive of any riders thereto) was documented by appropriate Fannie Mae/Freddie Mac mortgage instruments in effect at the time of origination, or other instruments approved by the Company;


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          (xv) As of the Closing Date, the Mortgaged Property securing each
     Mortgage relating to a Mortgage Loan that is not a Cooperative Loan is improved with a one- to four-family dwelling unit, including units in a duplex, triplex, fourplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

          (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity;

          (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met the applicable Underwriting Standards, are located in a condominium or planned unit development projects which have received Fannie Mae or Freddie Mac approval, or are approvable by Fannie Mae or Freddie Mac or have otherwise been approved by the Company;

          (xviii) None of the Mortgage Loans are Buydown Loans;

          (xix) Based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, approximately 96.36% (by Principal Balance) of the Group I Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 3.17% (by Principal Balance) of the Group I Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 0.47% (by Principal Balance) of the Group I Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 97.55% (by Principal Balance) of the Group II Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 2.45% (by Principal Balance) of the Group II Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and none of the Group II Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 98.32% (by Principal Balance) of the Group III Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 0.97% (by Principal Balance) of the Group III Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 0.71% (by Principal Balance) of the Group III Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; and approximately 96.32% (by Principal Balance) of the Group IV Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 2.86% (by Principal Balance) of the Group IV Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 0.81% (by Principal Balance) of the Group IV Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors;


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          (xx) Prior to origination or refinancing, an appraisal of each
     Mortgaged Property was made by an appraiser on a form satisfactory to Fannie Mae or Freddie Mac;

          (xxi) The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

          (xxii) All of the Mortgage Loans have due-on-sale clauses; however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

          (xxiii) The Company used no adverse selection procedures in selecting the Mortgage Loans from among the outstanding fixed-rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this
     Section 2.03 could be made;

          (xxiv) With respect to each Cooperative Loan, the Cooperative Stock that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

          (xxv) Each Cooperative Loan is secured by a valid, subsisting and enforceable (except as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity) perfected first lien and security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement;

          (xxvi) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trust will not be materially adversely affected by the absence of the original Mortgage Note (or portion thereof, as applicable);

          (xxvii) Based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately 96.29% (by Principal Balance) of the Group I Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 3.71% (by Principal Balance) of the Group I Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group I Loan had a current Loan-to-Value Ratio greater than 95%; approximately 99.19% (by Principal Balance) of the Group II Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 0.81% (by Principal Balance) of the Group II Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group II Loan had a current Loan-to-Value Ratio greater than 95%; approximately 97.46% (by Principal Balance) of the Group III Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 2.54% (by Principal Balance) of the Group III Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group III Loan had a current Loan-to-Value Ratio greater than 95%; and approximately 96.54% (by Principal Balance) of the


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     Group IV Loans had a current Loan-to-Value Ratio less than or equal to 80%, approximately 3.46% (by Principal Balance) of the Group IV Loans had a current Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group IV Loan had a current Loan-to-Value Ratio greater than 95%;

          (xxviii) Approximately 60.26% (by Principal Balance) of the Group I Loans, approximately 77.27% (by Principal Balance) of the Group II Loans, approximately 56.16% (by Principal Balance) of the Group III Loans and approximately 60.10% (by Principal Balance) of the Group IV Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings; and approximately 39.74% (by Principal Balance) of the Group I Loans, approximately 22.72% (by Principal Balance) of the Group II Loans, approximately 43.84% (by Principal Balance) of the Group III Loans and approximately 39.90% (by Principal Balance) of the Group IV Loans were originated for the purpose of purchasing the Mortgaged Property;

          (xxix) Not less than approximately 80.22%, 74.54%, 82.31% and 80.46% (by Principal Balance) of the Group I Loans, Group II Loans, Group III Loans and Group IV Loans, respectively, were originated under full documentation programs; and

          (xxx) Each Mortgage Loan constitutes a qualified mortgage under
     Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

     It is understood and agreed that the representations and warranties set forth in this Section 2.08 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the related Mortgage Loans or the interests of the Trust in the related Mortgage Loans, the Company, the Master Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase, subject to the limitations set forth in the definition of "Purchase Price," or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trust, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day," any such substitution shall be made only if the Company provides to the Trustee an Opinion of Counsel addressed to the Trust and the Trustee reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in Section 2.07. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.07. It is understood and agreed that the obligation of the Company to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof as to which a breach has occurred


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and is continuing shall constitute the sole remedy respecting such breach available to the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest or the Trustee on behalf of the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest.

     Section 2.09. Acknowledgment of Transfer of Mortgage Pool Assets. The Trustee hereby acknowledges and accepts on behalf of the Trust the transfer and assignment to the Trust of the Mortgage Pool Assets, but without having made the review required to be made within 45 days pursuant to Section 2.07, and declares that as of the Closing Date it holds and shall hold any documents constituting a part of the Mortgage Pool Assets, and the Mortgage Pool Assets, as Trustee in trust, upon the trust herein set forth, for the use and benefit of all present and future Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest. In connection therewith, as of the Closing Date, in exchange for the Mortgage Pool Assets, the Trust does hereby issue to the Company the REMIC I Regular Interests and the Class R-1 Residual Interest.

     Section 2.10. Conveyance of REMIC I Regular Interests; Security Interest. Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over, and otherwise convey to the Trust, without recourse, all the Company's right, title and interest in and to the REMIC II Assets, including all interest and principal received by the Company on or with respect to the REMIC I Regular Interests after the Cut-Off Date. Pursuant to Section 3818 of the Business Trust Statute, the REMIC I Regular Interests shall not be cancelled and shall be held as treasury interests owned by the Trust. It is the express intent of the parties hereto that the conveyance of the REMIC II Assets to the Trust by the Company as provided in this Section
2.10 be, and be construed as, an absolute sale of the REMIC II Assets. It is, further, not the intention of the parties that such conveyance be deemed the grant of a security interest in the REMIC II Assets by the Company to the Trust to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the REMIC II Assets are held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the REMIC II Assets, then

     (a) this Agreement shall be deemed to be a security agreement;

     (b) the conveyance provided for in this Section 2.10 shall be deemed to be a grant by the Company to the Trust of, and the Company hereby grants to the Trust, to secure all of the Company's obligations hereunder, a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

          (I) The REMIC I Regular Interests, including without limitation all rights represented thereby in and to (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, Cooperative Leases, Security Agreements, Assignments of Proprietary Lease, and Recognition Agreements, all Substitute Mortgage Loans and all distributions with respect to such Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date, (ii) the Certificate Account, the Investment Account and all money or other property held therein, and the Custodial Accounts for P&I, the Custodial Accounts for Reserves and any Buydown Fund Account (to the extent of the amounts on deposit therein attributable to the Mortgage Loans); (iii) amounts paid or payable by the insurer


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     under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool; and (iv) all rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(iii) above (including any accrued discount realized on liquidation of any investment purchased at a discount);

          (II) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, goods, letters of credit, letter-of-credit rights, oil, gas, and other minerals, and investment property consisting of, arising from or relating to any of the foregoing; and

          (III) All proceeds of the foregoing;

     (c) the possession by the Trust of any of the foregoing property shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

     (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trust, as applicable, for the purpose of perfecting such security interest under applicable law.

     The Company shall file such financing statements, and the Company and the Trustee acting on behalf of the Trust at the direction of the Company shall, to the extent consistent with this Agreement, take such other actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the REMIC II Assets, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trust shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this
Section 2.10, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder. Any documents delivered by the Company or the Master Servicer to the Custodian, if any, shall be deemed to have been delivered to the Trustee for all purposes hereunder; and any documents held by the Custodian, if any, shall be deemed to be held by the Trustee for all purposes hereunder.


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     Section 2.11. REMIC Election for REMIC II.

     The Tax Matters Person shall, on behalf of REMIC II, elect to treat REMIC II as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of REMIC II for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of REMIC II within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to REMIC II are hereby designated as "regular interests" in REMIC II for purposes of Section 860G(a)(1) of the Code. The Class R-2 Residual Interest is hereby designated as the sole class of "residual interest" in REMIC II for purposes of Section 860G(a)(2) of the Code. The REMIC II Regular Interests and the Class R-2 Residual Interest shall together be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC II Assets pursuant to Section 3806(b)(2) of the Business Trust Statute.

     The parties intend that the affairs of REMIC II shall constitute, and that the affairs of REMIC II shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Tax Matters Person shall, on behalf of REMIC
II: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for REMIC II when and as required by the REMIC provisions and other applicable federal income tax laws;
(b) make an election, on behalf of REMIC II, to be treated as a REMIC on the federal tax return of REMIC II for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the REMIC II Regular Interests and the Class R-2 Residual Interest all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of REMIC II at all times that any of the REMIC II Regular Interests and the Class R-2 Residual Interest are outstanding so as to maintain the status of REMIC II as a REMIC under the REMIC provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of REMIC II; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on REMIC II when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from REMIC II for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     In the event that any tax is imposed on "prohibited transactions" of REMIC II as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R-2 Residual Interest. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R-2 Residual Interest on any Distribution Date sufficient funds to reimburse the


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Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor).

     Section 2.12. Acknowledgement of Transfer of REMIC II Assets. The Trustee hereby acknowledges and accepts on behalf of the Trust the assignment to the Trust of the REMIC II Assets and declares that as of the Closing Date it holds and shall hold any documents constituting a part of the REMIC II Assets, and the REMIC II Assets, as Trustee in trust, upon the trust herein set forth, for the use and benefit of all present and future Holders of the REMIC II Regular Interests and the Class R-2 Residual Interest. In connection therewith, as of the Closing Date, in exchange for the REMIC II Assets, the Trust does hereby issue to the Company the REMIC II Regular Interests and the Class R-2 Residual Interest.

     Section 2.13. Conveyance of REMIC II Regular Interests; Security Interest. Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over, and otherwise convey to the Trust, without recourse, all the Company's right, title and interest in and to the REMIC III Assets, including all interest and principal received by the Company on or with respect to the REMIC II Regular Interests after the Cut-Off Date. Pursuant to Section 3818 of the Business Trust Statute, the REMIC II Regular Interests shall not be cancelled and shall be held as treasury interests owned by the Trust. It is the express intent of the parties hereto that the conveyance of the REMIC III Assets to the Trust by the Company as provided in this Section
2.13 be, and be construed as, an absolute sale of the REMIC III Assets. It is, further, not the intention of the parties that such conveyance be deemed the grant of a security interest in the REMIC III Assets by the Company to the Trust to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the REMIC III Assets are held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the REMIC III Assets, then

     (a) this Agreement shall be deemed to be a security agreement;

     (b) the conveyance provided for in this Section 2.13 shall be deemed to be a grant by the Company to the Trust of, and the Company hereby grants to the Trust, to secure all of the Company's obligations hereunder, a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

          (I) The REMIC II Regular Interests, including without limitation all rights represented thereby in and to (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, Cooperative Leases, Security Agreements, Assignments of Proprietary Lease, and Recognition Agreements, all Substitute Mortgage Loans and all distributions with respect to such Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date, (ii) the Certificate Account, the Investment Account and all money or other property held therein, and the Custodial Accounts for P&I, the Custodial Accounts for Reserves and any Buydown Fund Account (to the extent of the amounts on deposit therein attributable to the Mortgage Loans); (iii) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the


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     Mortgage Pool; and (iv) all rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(iii) above (including any accrued discount realized on liquidation of any investment purchased at a discount);

          (II) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, goods, letters of credit, letter-of-credit rights, oil, gas, and other minerals, and investment property consisting of, arising from or relating to any of the foregoing; and

          (III) All proceeds of the foregoing;

     (c) the possession by the Trust of any of the foregoing property shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

     (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trust, as applicable, for the purpose of perfecting such security interest under applicable law.

     The Company shall file such financing statements, and the Company and the Trustee acting on behalf of the Trust at the direction of the Company shall, to the extent consistent with this Agreement, take such other actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the REMIC III Assets, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trust shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this
Section 2.13, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder. Any documents delivered by the Company or the Master Servicer to the Custodian, if any, shall be deemed to have been delivered to the Trustee for all purposes hereunder; and any documents held by the Custodian, if any, shall be deemed to be held by the Trustee for all purposes hereunder.

     Section 2.14. REMIC Election for REMIC III.

     The Tax Matters Person shall, on behalf of REMIC III, elect to treat REMIC III as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable


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state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of REMIC III for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of REMIC III within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to REMIC III are hereby designated as "regular interests" in REMIC III for purposes of Section 860G(a)(1) of the Code. The Class R-3 Residual Interest is hereby designated as the sole class of "residual interest" in REMIC III for purposes of Section 860G(a)(2) of the Code. The REMIC III Regular Interests and the Class R-3 Residual Interest shall together be deemed to be a separate series of beneficial interests in the assets of the Trust consisting of the REMIC III Assets pursuant to Section 3806(b)(2) of the Business Trust Statute.

     The parties intend that the affairs of REMIC III shall constitute, and that the affairs of REMIC III shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Tax Matters Person shall, on behalf of REMIC
III: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for REMIC III when and as required by the REMIC provisions and other applicable federal income tax laws;
(b) make an election, on behalf of REMIC III, to be treated as a REMIC on the federal tax return of REMIC III for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and the Holders of the Class R-3 Residual Interest all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of REMIC III at all times that any of the Certificates are outstanding so as to maintain the status of REMIC III as a REMIC under the REMIC provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of REMIC III; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on REMIC III when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from REMIC III for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     In the event that any tax is imposed on "prohibited transactions" of REMIC III as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R-3 Residual Interest. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R-3 Residual Interest on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor).

     Section 2.15. Acknowledgement of Transfer of REMIC III Assets; Authentication of Certificates. The Trustee hereby acknowledges and accepts on behalf of the Trust the assignment


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to the Trust of the REMIC III Assets and declares that as of the Closing Date it holds and shall hold any documents constituting a part of the REMIC III Assets, and the REMIC III Assets, as Trustee in trust, upon the trust herein set forth, for the use and benefit of all present and future Holders of the Certificates (other than the Class R Certificates) and the Class R-3 Residual Interest. In connection therewith, as of the Closing Date, in exchange for the REMIC III Assets, the Trustee on behalf of the Trust shall cause to be authenticated and delivered, upon and pursuant to the order of the Company, the Certificates in Authorized Denominations.

     Section 2.16. Legal Title. Legal title to all assets of the Trust shall be vested at all times in the Trust as a separate legal entity.

     Section 2.17. Compliance with ERISA Requirements. For purposes of ensuring compliance with the requirements of the "underwriter's exemption" (U.S. Department of Labor Prohibited Transaction Exemption 2000-58, 65 Fed. Reg. 67765 (Nov. 13, 2000)), issued under ERISA, and for the avoidance of any doubt as to the applicability of other provisions of this Agreement, to the fullest extent permitted by applicable law and except as contemplated by this Agreement, (1) the Trust shall not be a party to any merger, consolidation or reorganization, or liquidate or sell its assets and (2) so long as any Certificates are outstanding, none of the Company, the Trustee or the Delaware Trustee shall institute against the Trust, or join in any institution against the Trust of, any bankruptcy or insolvency proceedings under any federal or state bankruptcy, insolvency or similar law.

                                   ARTICLE III

                 Administration and Servicing of Mortgage Loans

     Section 3.01. The Company to Act as Master Servicer. The Company shall act as Master Servicer to service and administer the Mortgage Loans on behalf of the Trust and for the benefit of the Certificateholders in accordance with the terms hereof, consistent with prudent mortgage loan servicing practices and (unless inconsistent with prudent mortgage loan servicing practices) in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which a prudent servicer of mortgage loans would do under similar circumstances, including, without limitation, the power and authority to bring actions and defend the Mortgage Pool Assets on behalf of the Trust in order to enforce the terms of the Mortgage Notes. The Master Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

     The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in


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portfolios of responsible mortgage lenders in the local areas where each
Mortgaged Property is located. The Master Servicer shall enforce "due-on-sale" clauses with respect to the related Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

     Consistent with the foregoing, the Master Servicer may, in accordance with prudent mortgage loan servicing practices, (i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. Subject to the fourth sentence of this paragraph, the Master Servicer shall have the right, but not the obligation, to purchase any Mortgage Loan delinquent 90 consecutive days or more for an amount equal to its Purchase Price; provided, however, that the aggregate Purchase Price of Mortgage Loans so purchased pursuant to this sentence shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance, as of the Cut-Off Date, of all Mortgage Loans. Subject to the fourth sentence of this paragraph, the Master Servicer shall also have the right, but not the obligation, to purchase, for an amount equal to its Purchase Price, any Mortgage Loan delinquent 90 consecutive days or more, for the purpose of requiring the Person who sold such Mortgage Loan to the Company to repurchase such Mortgage Loan based on a breach of a representation or warranty made by such Person in connection with the Company's purchase or acquisition of such Mortgage Loan. Notwithstanding the immediately preceding two sentences, the Master Servicer's right to purchase any Mortgage Loan pursuant to either of such preceding sentences shall be subject to the following additional conditions: (x) if the date on which the Mortgage Loan first became 90-day delinquent (the "Initial Delinquency Date") occurred during the first two calendar months of a calendar quarter, the Master Servicer may exercise the purchase right during the period commencing on the Initial Delinquency Date and ending on the last Master Servicer Business Day of such calendar quarter, (y) if the Initial Delinquency Date occurred during the third calendar month of a calendar quarter, the Master Servicer may exercise the purchase right during the period commencing on the first day of the immediately succeeding calendar quarter and ending on the last Master Servicer Business Day of such succeeding calendar quarter and (z) if the Master Servicer does not exercise the purchase right with respect to a Mortgage Loan during the period specified in clause (x) or (y), as applicable, such Mortgage Loan shall thereafter again become eligible for purchase pursuant to the preceding two sentences only after the Mortgage Loan ceases to be 90-day delinquent and thereafter becomes 90-day delinquent again. For purposes of this paragraph, a Mortgage Loan is considered delinquent for 90 consecutive days if a Monthly Payment is not received by the first day of the third month following the month during which such payment was due.

     Consistent with the terms of this Section 3.01, the Master Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected by such waiver, modification, postponement or indulgence; provided, however, that (unless the Mortgagor is in default with respect to the


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Mortgage Loan or in the reasonable judgment of the Master Servicer such default is imminent) the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would (i) change the applicable Mortgage Interest Rate, defer or forgive the payment of any principal or interest, reduce the outstanding principal balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, or (ii) be inconsistent with the terms of any applicable Primary Insurance Policy, FHA insurance policy, VA guaranty, hazard insurance policy or federal flood insurance policy. Notwithstanding the foregoing, the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause any REMIC to fail to qualify as such under the Code. The Master Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that REMIC I, REMIC II and REMIC III would not fail to continue to qualify as a REMICs under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any REMIC as a result thereof.

     The Master Servicer is hereby authorized and empowered by the Trust to execute and deliver or cause to be executed and delivered on behalf of the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest, and the Trust or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer is hereby further authorized and empowered by the Trust to execute and deliver or cause to be executed and delivered on behalf of the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest and the Trust, or any of them, such instruments of assignment or other comparable instruments as the Master Servicer shall, in its sole judgment, deem appropriate in order to register any Mortgage Loan on the MERS(R) System or to cause the removal of any Mortgage Loan from registration thereon. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer with no right of reimbursement; provided, however, that any such expenses incurred as a result of any termination by MERS of the MERS(R) System shall be reimbursable to the Master Servicer. The Trustee on behalf of the Trust shall execute and furnish to the Master Servicer, at the Master Servicer's direction, any powers of attorney and other documents prepared by the Master Servicer and determined by the Master Servicer to be necessary or appropriate to enable the Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

     The Master Servicer and each Servicer shall obtain (to the extent generally commercially available) and maintain fidelity bond and errors and omissions coverage acceptable to Fannie


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Mae or Freddie Mac with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Master Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made.

     In connection with the servicing and administering of each Mortgage Loan, the Master Servicer and any affiliate of the Master Servicer (i) may perform services such as appraisals, default management and (in the case of affiliates only) brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor and
(ii) may, at its own discretion and on behalf of the Trust, obtain credit information in the form of a "credit score" from a credit repository.

     Section 3.02. Custodial Accounts and Buydown Fund Accounts. The Master Servicer shall cause to be established and maintained by each Servicer under the Master Servicer's supervision the Custodial Account for P&I, Buydown Fund Accounts (if any) and special Custodial Account for Reserves and shall deposit or cause to be deposited therein daily the amounts related to the Mortgage Loans required by the Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, Primary Insurance Policy or other insurance policy (other than any Special Primary Insurance Policy) covering such Mortgage Loans, if required for the restoration or repair of the related Mortgaged Property, may be deposited either in the Custodial Account for Reserves or the Custodial Account for P&I. Such proceeds (other than proceeds from any Special Primary Insurance Policy), if not required for the restoration or repair of the related Mortgaged Property, shall be deposited in the Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

     The Master Servicer is hereby authorized to make withdrawals from and to issue drafts against the Custodial Accounts for P&I and the Custodial Accounts for Reserves for the purposes required or permitted by this Agreement. Each Custodial Account for P&I and each Custodial Account for Reserves shall bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Master Servicer, in substantially one of the following forms:

          (a) With respect to the Custodial Account for P&I: (i) [Servicer's Name], as agent, trustee and/or bailee of principal and interest custodial account for Washington Mutual Mortgage Securities Corp., its successors and assigns, for various owners of interests in Washington Mutual Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for Washington Mutual Mortgage Securities Corp.;

          (b) With respect to the Custodial Account for Reserves: (i) [Servicer's Name], as agent, trustee and/or bailee of taxes and insurance custodial account for Washington Mutual Mortgage Securities Corp., its successors and assigns for various mortgagors and/or various owners of interests in Washington Mutual Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for Washington Mutual Mortgage Securities Corp. and various Mortgagors.


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     The Master Servicer hereby undertakes to assure remittance to the
Certificate Account of all amounts relating to the Mortgage Loans that have been collected by any Servicer and are due to the Certificate Account pursuant to
Section 4.01 of this Agreement.

     Funds held in the Custodial Account for P&I and the Custodial Account for Reserves may, at the Master Servicer's option, be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Withdrawal Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Withdrawal Date), or (ii) such other instruments as shall be required to maintain the Ratings.

     Section 3.03. The Investment Account; Eligible Investments.(a) Not later than the Withdrawal Date, the Master Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Investment Account, in an amount representing:

          (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicers which were due on the related Due Date, net of Servicing Fees due the applicable Servicers and less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts;

          (ii) Payoffs and the proceeds of other types of liquidations of the Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable Payoff Period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts; and

          (iii) Curtailments received by the applicable Servicers in the Prior Period.

     At its option, the Master Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Master Servicer (including amounts paid by the Company in respect of any Purchase Obligation or its substitution obligations set forth in Section 2.07 or Section 2.08 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Master Servicer with the Investment Depository in an Investment Account in the name of the Master Servicer and the Trust for investment only as set forth in this Section 3.03. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

     (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related


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Distribution Date (except if such Eligible Investments are obligations of the
Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

     Section 3.04. The Certificate Account.

     (a) On or prior to the Closing Date, the Trustee shall establish the Certificate Account, which shall be entitled "Washington Mutual Mortgage Securities Corp. Certificate Account under the Pooling and Servicing Agreement, dated as of July 1, 2002, among Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, and State Street Bank and Trust Company, as the Trustee, and Christiana Bank & Trust Company, as the Delaware Trustee, for the benefit of Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust created pursuant thereto". Promptly after the Closing Date, the Trustee shall communicate to the Master Servicer the account number and wiring instructions for the Certificate Account.

     Not later than the Business Day prior to the related Distribution Date, the Master Servicer shall direct the Investment Depository to deposit into the Certificate Account the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which the Holders of the REMIC I Regular Interests and the Class R-1 Residual Interest are entitled or which are necessary for payment of any Special Primary Insurance Premiums. In addition, not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Master Servicer pursuant to Section 4.02 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by the Company in respect of any Purchase Obligation) not previously deposited in the Custodial Accounts for P&I or the Investment Account, and any amounts paid by the Master Servicer in connection with the exercise of its option to terminate this Agreement pursuant to Section
9.01 or any other purchase of Mortgage Loans permitted by this Agreement.

     (b) Funds held in the Certificate Account shall be invested at the written direction of the Master Servicer in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings. The Master Servicer shall be entitled to receive any gains earned on such Eligible Investments and shall bear any losses suffered in connection therewith. If the Trustee has not received such written investment directions from the Master Servicer, the Trustee shall not invest funds held in the Certificate Account. The Trustee shall have no liability for any losses on investments of funds held in the Certificate Account.

     Section 3.05. Permitted Withdrawals from the Certificate Account, the Investment Account and Custodial Accounts for P&I and of Buydown Funds from the Buydown Fund Accounts.

     (a) The Master Servicer is authorized to make withdrawals (or, in the case of the Certificate Account, to direct the Trustee to make withdrawals), from time to time, from the


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Investment Account, the Certificate Account or the Custodial Accounts for P&I
established by the Servicers of amounts deposited therein in respect of the Certificates (and, to the extent applicable, to make deposits of the amounts withdrawn), as follows:

          (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.02 or a Selling and Servicing Contract, such right to reimbursement pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

          (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Master Servicer pursuant to Section
     3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

          (iii) To pay to itself, with respect to the related Mortgage Loans, the Master Servicing Fee (net of Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Master Servicer have been made;

          (iv) To reimburse itself or the applicable Servicer for advances made with respect to related Mortgage Loans (except for Mortgage Loans purchased pursuant to a Purchase Obligation or pursuant to the second or third sentence of the third paragraph of Section 3.01) which the Master Servicer has determined to be Nonrecoverable Advances;

          (v) To pay to itself reinvestment earnings deposited or earned in the Investment Account and the Certificate Account to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 6.03;

          (vi) To deposit to the Investment Account amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal;

          (vii) To deposit in the Certificate Account, not later than the Business Day prior to the related Distribution Date, the amounts in the Investment Account specified in Section 3.04(a);

          (viii) To pay on behalf of the Trustee any Special Primary Insurance Premium payable by the Trustee pursuant to Section 4.05(a); provided, the Master Servicer shall give written notice thereof to the Trustee prior to noon New York City time two Business Days prior to the applicable Distribution Date; and

     after making or providing for the above withdrawals

          (ix) To clear and terminate the Investment Account and the Certificate Account following termination of this Agreement pursuant to Section 9.01.


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     Since, in connection with withdrawals pursuant to paragraphs (i) and (ii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

     (b) The Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, of Buydown Funds from the Buydown Fund Account or Custodial Account for P&I established by any Servicer under its supervision (and, to the extent applicable, to make deposits of the amounts withdrawn), as follows:

          (i) To deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;

          (ii) In the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

          (iii) In the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

          (iv) To clear and terminate the portion of any account representing Buydown Funds following termination of this Agreement pursuant to Section 9.01;

     (c) The Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to
Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.

     (d) Each Servicer is authorized to make withdrawals, from time to time, from the related Custodial Account for P&I, (i) to pay to itself, with respect to the related Mortgage Loans, the Servicing Fee and (ii) to reimburse itself for expenses to the same extent that the Master Servicer is authorized to make withdrawals to reimburse the Servicer for expenses pursuant to clauses (i), (ii) and (iv) of Section 3.05(a), in the case of each of clause (d)(i) and (d)(ii), to the extent no prior withdrawals of such amounts have been made by the Servicer or the Master Servicer.

     Section 3.06. Maintenance of Primary Insurance Policies; Collections Thereunder. The Master Servicer shall use commercially reasonable efforts to keep, and to cause the Servicers to keep, in full force and effect each Primary Insurance Policy (except any Special Primary Insurance Policy) required with respect to a Mortgage Loan, in the manner set forth in the applicable Selling and Servicing Contract, until no longer required, and the Master Servicer shall use commercially reasonable efforts to keep in full force and effect each Special Primary Insurance Policy, if any. Notwithstanding the foregoing, the Master Servicer shall have no obligation to maintain any Primary Insurance Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the Appraised Value of the related Mortgaged Property, unless required by applicable law.


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     Unless required by applicable law, the Master Servicer shall not cancel or refuse to renew, or allow any Servicer under its supervision to cancel or refuse to renew, any Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under (i) any Primary Insurance Policy (other than a Special Primary Insurance Policy) if it shall determine that such an advance would be a Nonrecoverable Advance or (ii) any Special Primary Insurance Policy.

     Section 3.07. Maintenance of Hazard Insurance. The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by the Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Master Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan). Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section 3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this Section 3.07 shall be recoverable as an advance by the Master Servicer from the Investment Account or the Certificate Account. Such insurance shall be with insurers approved by the Master Servicer and Fannie Mae or Freddie Mac. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property (other than a Mortgaged Property secured by a Cooperative Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section
3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. The Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trust, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

     Section 3.08. Enforcement of Due-on-Sale Clauses; Assumption Agreements. When any Mortgaged Property is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Trust the Trust's rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Master Servicer is prohibited from exercising such right, the Master Servicer is authorized to take or enter into an assumption and


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modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by any related Primary Insurance Policy. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall not enter into any substitution or assumption with respect to a Mortgage Loan if such substitution or assumption shall (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or Treasury regulations promulgated thereunder) and cause the REMICs to fail to qualify as a REMIC under the REMIC Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the startup day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 3.09. Realization Upon Defaulted Mortgage Loans. The Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if the Master Servicer is aware of evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Master Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Master Servicer shall not be required to advance its own funds towards the restoration of the


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property unless it shall be determined in the sole judgment of the Master
Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Master Servicer shall maintain information required for tax reporting purposes regarding any Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Master Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

     The Master Servicer may enter into one or more special servicing agreements with a Lowest Class B Owner, subject to each Rating Agency's acknowledgment that the Ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such Lowest Class B Owner may (a) instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Selling and Servicing Contract to commence or delay foreclosure proceedings with respect to related delinquent Mortgage Loans, provided that the Lowest Class B Owner deposits a specified amount of cash with the Master Servicer that will be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted pursuant to its normal servicing procedures, (b) purchase such delinquent Mortgage Loans from the Trust immediately prior to the commencement of foreclosure proceedings at a price equal to the aggregate outstanding Principal Balance of such Mortgage Loans plus accrued interest thereon at the applicable Mortgage Interest Rate through the last day of the month in which such Mortgage Loans are purchased and/or (c) assume all of the servicing rights and obligations with respect to such delinquent Mortgage Loans so long as (i) the Master Servicer has the right to transfer the servicing rights and obligations of such Mortgage Loans to another servicer and (ii) such Lowest Class B Owner will service such Mortgage Loans in accordance with the applicable Selling and Servicing Contract.

     REMIC I shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that REMIC I acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the Trust, but in any event within three years after its acquisition by the Master Servicer for REMIC I unless the Master Servicer provides to the Trustee an Opinion of Counsel to the effect that the holding by REMIC I of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of REMIC I as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by REMIC I is located or cause REMIC I to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by REMIC I is located at any time that any Certificates are outstanding. The Master Servicer shall conserve, protect and operate each such


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property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Trust for the period prior to the sale of such property. Additionally, the Master Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

     Notwithstanding any other provision of this Agreement, the Master Servicer and the Trustee, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to REMIC I, REMIC II, REMIC III or the depositor. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

     Section 3.10. Trustee to Cooperate; Release of Mortgage Files. Upon the Payoff or scheduled maturity of any Mortgage Loan, the Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. The Master Servicer shall promptly notify the Trustee thereof by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File; provided, however, that such certification shall not be required if the Mortgage File is held by a Custodian which is also the Servicer of the Mortgage Loan. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release, or cause to be released, the related Mortgage File to the Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Master Servicer is authorized (i) to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the


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Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Master Servicer to the person or persons entitled thereto, and (ii) with respect to any MERS Loan, to cause the removal of such Mortgage Loan from registration on the MERS(R) System. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Master Servicer by the Trustee or from the Certificate Account, the related Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request and trust receipt the related Mortgage File to the Master Servicer or the related Servicer as indicated by the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Master Servicer.

     Section 3.11. Compensation to the Master Servicer and the Servicers. As compensation for its activities hereunder, the Master Servicer shall be entitled to receive from the Investment Account or the Certificate Account the amounts provided for by Section 3.05(a)(iii). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor, except as specifically provided herein.

     As compensation for its activities under the applicable Selling and Servicing Contract, the applicable Servicer shall be entitled to withhold or withdraw from the related Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract to the extent not inconsistent with this Agreement (including Section 3.05(d)). Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, other than Special Primary Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.

     Section 3.12. Reports to the Trustee; Certificate Account Statement. Not later than 15 days after each Distribution Date, the Master Servicer shall forward a statement, certified by a Servicing Officer, to the Trustee setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). The Trustee shall make available such statements to any Certificateholder upon request at the expense of the Master Servicer. Such statement shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of


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Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property acquired by the Trust through foreclosure, deed in lieu of foreclosure or other exercise of the Trust's security interest in the Mortgaged Property.

     Section 3.13. Annual Statement as to Compliance. The Master Servicer shall deliver to the Trustee, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Master Servicer to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Master Servicer, should the Master Servicer fail to so provide such copies.

     Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. In the event that the Certificates are legal for investment by federally-insured savings associations, the Master Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding such Mortgage Loans to the Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

     Section 3.15. Annual Independent Public Accountants' Servicing Report. On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a statement to the Trustee to the effect that, in connection with the firm's examination of the financial statements as of the previous December 31 of the Master Servicer's parent corporation (which shall include a limited examination of the Master Servicer's financial statements), nothing came to their attention that indicated that the Master Servicer was not in compliance with Section 3.02, Section 3.03,
Section 3.04, Section 3.05, Section 3.11, Section 3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and (ii) such other exceptions as are set forth in such statement.

     Section 3.16. [Reserved.]

     Section 3.17. [Reserved.]

     Section 3.18. [Reserved.]

     Section 3.19. [Reserved.]


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     Section 3.20. Assumption or Termination of Selling and Servicing Contracts
by Trustee. In the event the Master Servicer, or any successor Master Servicer, shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under the Selling and Servicing Contracts with respect to the related Mortgage Loans unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to such Mortgage Loans in accordance with the terms thereof. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein with respect to the related Mortgage Loans and to have replaced the Master Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to such Mortgage Loans had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Selling and Servicing Contracts with respect to the Master Servicer's duties to be performed prior to its termination hereunder.

     The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being master serviced by the Master Servicer and an accounting of amounts collected and held by the Master Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the related Selling and Servicing Contracts relating to such Mortgage Loans to the assuming party.

                                   ARTICLE IV

               Payments to Certificateholders; Payment of Expenses

     Section 4.01. Distributions to Holders of REMIC I Regular Interests and Class R-1 Residual Interest. On each Distribution Date, the Trustee (or any duly appointed paying agent) (i) shall be deemed to have distributed from the Certificate Account the REMIC I Distribution Amount to the Holders of the REMIC I Regular Interests and to have deposited such amount for their benefit into the Certificate Account and (ii) from the Certificate Account shall distribute to the Class R Certificateholders, in accordance with the written statement received from the Master Servicer pursuant to Section 4.02(b), the sum of (a) the Excess Liquidation Proceeds and (b) the amounts to be distributed to the Holders of the Class R-1 Residual Interest pursuant to the definition of "REMIC I Distribution Amount" for such Distribution Date. Amounts distributed pursuant to clause (ii) above shall be distributed by wire transfer in immediately available funds for the account of each Class R Certificateholder, or by any other means of payment acceptable to each Class R Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (i) of this Section 4.01 shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of REMIC III and REMIC II and not REMIC I.


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     Section 4.02. Advances by the Master Servicer; Distribution Reports to the
Trustee.

     (a) To the extent described below, the Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between
(i) payments scheduled to be received in respect of Mortgage Loans, and (ii) the amounts actually deposited in the Certificate Account on account of such payments. The Master Servicer's obligation to make any advance or advances described in this Section 4.02 is effective only to the extent that such advance is, in the good faith judgment of the Master Servicer made on or before the second Business Day prior to each Distribution Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.

     Prior to the close of business on the second Business Day prior to each Distribution Date, the Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the Business Day prior to such Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a written statement to the Trustee, the Paying Agent, if any, and to any Certificateholder requesting the same, setting forth the aggregate amount to be advanced on account of principal and interest in respect of the Mortgage Loans, stated separately.

     In the event that the Master Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.02, used by the Master Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer by deposit in the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date with respect to the Mortgage Loans shall be less than payments to Certificateholders required to be made on such date with respect to the Mortgage Loans. Under each Selling and Servicing Contract, the Master Servicer is entitled to receive from the Custodial Accounts for P&I established by the Servicers amounts received by the applicable Servicers on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Master Servicer has made an unreimbursed advance of principal and interest. The Master Servicer is also entitled to receive other amounts from the related Custodial Accounts for P&I established by the Servicers to reimburse itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by such Servicers. The Master Servicer shall deposit these amounts in the Investment Account prior to withdrawal pursuant to Section 3.05.

     In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Master Servicer from cash in the Investment Account or the Certificate Account to the extent that the Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.03.


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     (b) Prior to noon New York City time two Business Days prior to each
Distribution Date, the Master Servicer shall provide (x) the Trustee and (y) the Company (if the Company is no longer acting as Master Servicer) with a statement in writing of (1) the amount, as applicable, of (i) interest, (ii) the interest portion, if any, of Realized Losses, (iii) Uncompensated Interest Shortfall,
(iv) scheduled principal, (v) Principal Prepayments, (vi) the principal portion of Realized Losses, (vii) the Residual Distribution Amount and (viii) the Excess Liquidation Proceeds to be distributed or allocated, as applicable, to each Class of Certificates on such Distribution Date (such amounts to be determined in accordance with the definitions of "REMIC I Distribution Amount," "REMIC II Distribution Amount" and "REMIC III Distribution Amount," Section 4.01, Section
4.04 and Section 4.05 hereof and other related definitions set forth in Article I hereof); (2) the applicable Class Principal Balance after giving effect to such distributions and allocations; and (3) the amount of any Special Primary Insurance Premium payable on such Distribution Date.

     Section 4.03. Nonrecoverable Advances. Any advance previously made by a Servicer pursuant to its Selling and Servicing Contract with respect to a Mortgage Loan or by the Master Servicer that the Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise with respect to such Mortgage Loan or recoverable as late Monthly Payments with respect to such Mortgage Loan shall be a Nonrecoverable Advance. The determination by the Master Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Master Servicer delivered to the Trustee on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Master Servicer is a party, (a) the Master Servicer and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Master Servicer or such Servicer shall determine would be a Nonrecoverable Advance, and (b) the Master Servicer and each Servicer shall be entitled to reimbursement for any advance as provided in Section 3.05(a)(i), (ii) and (iv) of this Agreement.

     Section 4.04. Distributions to Holders of REMIC II Regular Interests and Class R-2 Residual Interest. On each Distribution Date, the Trustee (or any duly appointed paying agent) (i) shall be deemed to have distributed from the Certificate Account the REMIC II Distribution Amount to the Holders of the REMIC II Regular Interests, and to have deposited such amount for their benefit into the Certificate Account and (ii) shall distribute from the Certificate Account to the Class R Certificateholders, in accordance with the written statement received from the Master Servicer pursuant to Section 4.02(b), the amounts to be distributed to the Holders of the Class R-2 Residual Interest pursuant to the definition of "REMIC II Distribution Amount" for such Distribution Date. Amounts distributed to the Class R Certificateholders pursuant to clause (ii) above shall be distributed by wire transfer in immediately available funds for the account of each Class R Certificateholder, or by any other means of payment acceptable to each Class R Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each Class R Certificateholder and at the address of such Holder appearing in the Certificate Register. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (i) of this Section 4.04


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shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of REMIC III and not REMIC II.

     Section 4.05. Distributions to Certificateholders; Payment of Special Primary Insurance Premiums.

     (a) On each Distribution Date, the Trustee (or any duly appointed paying agent) shall (i) subject to Section 3.05(a)(viii), withdraw from the Certificate Account any Special Primary Insurance Premium payable on such Distribution Date and pay such amount to the insurer under the applicable Special Primary Insurance Policy and (ii) withdraw from the Certificate Account the REMIC III Available Distribution Amount for such Distribution Date and distribute, from the amount so withdrawn, to the extent of the REMIC III Available Distribution Amount, the REMIC III Distribution Amount to the Certificateholders (including the Class R Certificateholders with respect to any distribution to the Holders of the Class R-3 Residual Interest), all in accordance with the written statement received from the Master Servicer pursuant to Section 4.02(b). Any Special Primary Insurance Premiums distributed pursuant to clause (i) above shall be distributed by means of payment acceptable to the insurer under the respective Special Primary Insurance Policy. Amounts distributed to the Certificateholders pursuant to clause (ii) above shall be distributed by wire transfer in immediately available funds for the account of, or by check mailed to, each such Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register.

     (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal and all allocations of Realized Losses made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate (and the final distribution upon the Class R Certificates upon (i) the termination of REMIC I, REMIC II and REMIC III and (ii) the payment, or making provision for payment, of all liabilities of the Trust) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.05(c)(ii) and
Section 9.01(b).

     (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds and Liquidation Proceeds received and expected to be received during the Payoff Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agencies a notice to the effect that:

          (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and


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          (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate after such Distribution Date.

     Section 4.06. Statements to Certificateholders. With each distribution from the Certificate Account on a Distribution Date, the Trustee shall send to each Rating Agency and shall make available to each Certificateholder the statement required by Section 4.02(b). The Trustee may make available such statement and certain other information, including, without limitation, information required to be provided by the Trustee pursuant to Sections 3.12 and 3.13, to Certificateholders through the Trustee's Corporate Trust home page on the world wide web. Such web page is currently located at "corporatetrust.statestreet.com." Mortgage-Backed Securities information is currently available by clicking the "Bondholder Reporting" button and selecting the appropriate transaction. The location of such web page and the procedures used therein are subject to change from time to time at the Trustee's discretion.

     Upon request by any Certificateholder or Rating Agency or the Trustee, the Master Servicer shall forward to such Certificateholder or Rating Agency and the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

          (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more, in each case, by Loan Group;

          (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trust's security interest in the Mortgage Loans, in each case, by Loan Group;

          (c) The amount of the Special Hazard Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (d) The amount of the Bankruptcy Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (e) The amount of the Fraud Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date; and

          (f) The cumulative amount of Realized Losses incurred in respect of each Loan Group allocated to the related Certificates since the Cut-Off Date.

     Upon request by any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.


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     The Company may make available any reports, statements or other information to Certificateholders through the Company's home page on the world wide web. As of the Closing Date, such web page is located at "www.wamumsc.com" and information is available by clicking on "Investor Information."

                                    ARTICLE V

                                The Certificates

     Section 5.01. The Certificates.

     (a) The Certificates shall be substantially in the forms set forth in Exhibit A and B with the additional insertion from Exhibit H attached hereto, and shall be executed by the Trustee on behalf of the Trust, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered (i) upon and pursuant to the order of the Company and (ii) upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be issuable in Authorized Denominations. Certificates shall be executed by manual or facsimile signature on behalf of the Trust by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b) The following definitions apply for purposes of this Section 5.01:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

          (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership


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     Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
          Section 5.01(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company's sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

          (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder


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     requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

          (iii) (A) If any "disqualified organization" (as defined in Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. Neither the Trust nor the Trustee shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5),


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     and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

          (v) The provisions of this Section 5.01 set forth prior to this Section (v) may be modified, added to or eliminated by the Company and the Trustee, provided that there shall have been delivered to the Trustee the following:

               (A) written notification from each of the Rating Agencies to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current Ratings of the Certificates; and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such modification, addition to or absence of such provisions will not cause REMIC I, REMIC II and REMIC III to cease to qualify as a REMIC and will not create a risk that (1) REMIC I, REMIC II and REMIC III may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

          (vi) The following legend shall appear on all Residual Certificates:

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN


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     AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO
     BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

          (vii) The Tax Matters Person for each of REMIC I, REMIC II and REMIC III, while not a Disqualified Organization, shall be the tax matters person for the related REMIC within the meaning of Section 6231(a)(7) of the Code and Treasury Regulation Section 1.860F-4(d).

     (d) In the case of any Junior Subordinate Certificate presented for registration in the name of any Person, the Trustee shall require (i) an officer's certificate substantially in the form of Exhibit N attached hereto acceptable to and in form and substance satisfactory to the Trustee and the Company, which officer's certificate shall not be an expense of the Trust, the Trustee, the Master Servicer or the Company, and (ii) only if such officer's certificate indicates that a Benefit Plan Opinion is delivered in connection therewith, a Benefit Plan Opinion.

     In the case of any Residual Certificate presented for registration in the name of any Person, the Trustee shall require (i) a Transferee Affidavit and Agreement which includes the representation set forth in paragraph 18 of the form attached hereto as Exhibit J and (ii) only if the representation set forth in such paragraph 18 indicates that a Benefit Plan Opinion is delivered in connection therewith, a Benefit Plan Opinion.

     (e) No transfer, sale, pledge or other disposition of a Junior Subordinate Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f). Each Person who, at any time, acquires any ownership interest in any Junior Subordinate Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and Section 5.01(f), as applicable. No transfer of a Junior Subordinate Certificate shall be deemed to be made in accordance with this
Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, to the effect that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and that the Certificateholder's proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel that such transfer may be made without registration, which Opinion of Counsel shall not be obtained


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at the expense of the Trustee, the Trust or the Company. Such Opinion of Counsel
shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agencies. Notwithstanding the foregoing, any Junior Subordinate Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.01(f).

     (f) To effectuate a Certificate transfer of a Junior Subordinate Certificate in accordance with this Section 5.01(f), the proposed transferee of such Certificate must provide the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trust, the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex 1 or Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this Section 5.01(f). The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trust, the Trustee, the Company, and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.

     (g) (1) In the case of any ERISA Restricted Certificate presented for registration in the name of any Person, the prospective transferee shall be required to provide the Trustee and the Company (A) an officer's certificate substantially in the form of Exhibit O attached hereto acceptable to and in form and substance satisfactory to the Trustee and the Company, which officer's certificate shall not be an expense of the Trust, the Trustee, the Master Servicer or the Company, and (B) only if such officer's certificate indicates that a Benefit Plan Opinion is delivered in connection therewith, a Benefit Plan Opinion.

          (2) Notwithstanding the foregoing, a certification (and, if applicable, a Benefit Plan Opinion) as described in Section 5.01(g)(1) above will not be required with respect to the transfer of any ERISA Restricted Certificate to a Clearing Agency, or for any subsequent transfer of any interest in a ERISA Restricted Certificate for so long as such Certificate is a Book-Entry Certificate (each such ERISA Restricted Certificate, a "Book-Entry ERISA Restricted Certificate"). Any transferee of a Book-Entry ERISA Restricted Certificate will be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either (i) such transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any person (including an investment manager, a named fiduciary or a trustee of any such plan) acting, directly or indirectly, on behalf of or purchasing such Certificate with "plan assets" of any such plan (a "Plan Investor"), (ii) such transferee is an insurance company, the source of funds to be used by it to acquire or hold such Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions in Section I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (ii), a "Complying Insurance Company") or (iii) such Certificate was


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     rated "BBB-" or better (or its equivalent) by at least one of the Rating
     Agencies at the time of such transferee's acquisition of such Certificate (or interest therein).

          (3) If any Book-Entry ERISA Restricted Certificate (or any interest therein) is acquired or held in violation of the provisions of Section 5.01(g)(2) above, then the last preceding transferee that either (i) is not a Plan Investor, (ii) is a Complying Insurance Company or (iii) acquired such Certificate at a time when such Certificate was rated "BBB-" or better (or its equivalent) by at least one of the Rating Agencies shall be restored, to the extent permitted by law, to all rights and obligations as Beneficial Holder thereof retroactive to the date of transfer of such Certificate by such preceding transferee. Neither the Trust nor the Trustee shall be under any liability to any Person for making any payments due on such Certificate to such preceding transferee.

          (4) Any purported Beneficial Holder whose acquisition or holding of any Book-Entry ERISA Restricted Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.01(g) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, the Trust and the Underwriter from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

     Section 5.02. Certificates Issuable in Classes; Distributions of Principal and Interest; Authorized Denominations. The aggregate principal amount of the Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to
Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Certificate Interest Rates, initial Class Principal Balances and Final Maturity Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

     Section 5.03. Registration of Transfer and Exchange of Certificates. The Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Certificate to the Trustee at the Corporate Trust Office of the Trustee or at the office of State Street Bank and Trust Company, N.A., 61 Broadway, New York, New York 10006,
Attention: Corporate Trust Window, or such other address or agency as may hereafter be provided to the Master Servicer in writing by the Trustee, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates


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of Authorized Denominations. At the option of the Certificateholders,
Certificates may be exchanged for other Certificates in Authorized Denominations of like Certificate Principal Balance or Percentage Interest, as applicable, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee on behalf of the Trust shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

     A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

     All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

     Section 5.04. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them and the Trust harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Certificate Principal Balance or Percentage Interest as applicable. Upon the issuance of any new Certificate under this Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in REMIC II (or with respect to the Class R Certificates, the residual ownership interests in REMIC I and REMIC II) as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

     Section 5.05. Persons Deemed Owners. The Company, the Master Servicer, the Trust, the Trustee, the Delaware Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and Section 4.04 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trust, the Trustee, the Delaware Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trust, the Trustee or the Delaware Trustee shall be affected by notice to the contrary.

     Section 5.06. Temporary Certificates. Upon the initial issuance of the Certificates, the Trustee on behalf of the Trust may execute, and the Trustee or any Authenticating Agent shall


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authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A, B, C and H hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form of temporary Certificates.

     If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days after the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Master Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee on behalf of the Trust shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

     Section 5.07. Book-Entry for Book-Entry Certificates. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

          (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;


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          (b) the Master Servicer and the Trustee may deal with the Clearing
     Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

          (c) to the extent that the provisions of this Section 5.07 conflict with any other provisions of this Agreement, the provisions of this Section
     5.07 shall control; and

          (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

     Section 5.08. Notices to Clearing Agency. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

     Section 5.09. Definitive Certificates. If (a) the Master Servicer notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Master Servicer is unable to locate a qualified successor, (b) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee on behalf of the Trust shall execute and the Trustee or any


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Authenticating Agent shall authenticate and deliver the Definitive Certificates.
Neither the Company, the Master Servicer, the Trust nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

     Section 5.10. Office for Transfer of Certificates. The Trustee shall maintain in Massachusetts and in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. The Corporate Trust Office and State Street Bank and Trust Company, N.A., 61 Broadway, New York, NY 10006, Attention: Corporate Trust Window are initially designated for said purposes.

     Section 5.11. Nature of Certificates. The Certificates shall be personal property giving only the rights specifically set forth therein and in this Agreement. The Certificates shall have no preemptive or similar rights and when issued and delivered to the Holders against payment of the purchase price therefor will be fully paid and nonassessable by the Trust. The Holders of the Certificates, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. THE RECEIPT AND ACCEPTANCE OF A CERTIFICATE OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH CERTIFICATE OF ALL THE TERMS AND PROVISIONS OF THIS AGREEMENT, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

                                   ARTICLE VI

                       The Company and the Master Servicer

     Section 6.01. Liability of the Company and the Master Servicer. The Company and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Master Servicer, as applicable, herein.

     Section 6.02. Merger or Consolidation of the Company, or the Master Servicer. Any Corporation into which the Company or the Master Servicer may be merged or consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any Corporation succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer


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hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others. Neither the Company nor the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust,the Holders of the REMIC I or REMIC II Regular Interests or the Certificateholders for any action taken by such Person or by a Servicer or for such Person's or Servicer's refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

     Section 6.04. The Company and the Master Servicer not to Resign. The Company shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Master Servicer) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02 hereof.

     If the Company is no longer acting as Master Servicer, then the successor Master Servicer shall give prompt written notice to the Company of any information received by such successor


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Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.

     Section 6.05. Trustee Access. The Master Servicer shall afford the Company and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer, in respect of the Mortgage Loans and in respect of its rights and obligations hereunder and access to such of its officers as are responsible for such obligations. Upon reasonable request, the Master Servicer, shall furnish the Company and the Trustee with its most recent financial statements (or, for so long as the Company is the Master Servicer, the most recent consolidated financial statements for the Company appearing in the audited financial statements of Washington Mutual, Inc., or the entity with whose financial statements the financial statements of the Company are consolidated) and such other information as it possesses, and which it is not prohibited by law or, to the extent applicable, binding obligations to third parties with respect to confidentiality from disclosing, regarding its business, affairs, property and condition, financial or otherwise.

                                   ARTICLE VII

                                     Default

     Section 7.01. Events of Default. (a) In case one or more of the following Events of Default by the Master Servicer or by a successor Master Servicer shall occur and be continuing, that is to say:

          (i) Any failure by the Master Servicer to deposit into the Certificate Account any payment required to be deposited therein by the Master Servicer under the terms of this Agreement which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC III; or

          (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC III; or

          (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or


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          (iv) The Master Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

          (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) Any failure of the Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC III, by notice in writing to the Company and the Master Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Master Servicer, including its right to the Master Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this
Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or thereafter be received with respect to the Mortgage Loans.

     Notwithstanding the foregoing, if an Event of Default described in clause
(vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. If the Master Servicer shall within two Business Days following such


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suspension remit to the Trustee the amount of any Monthly P&I Advance the nonpayment of which by the Master Servicer was an Event of Default described in clause (vi) of this Section 7.01(a), the Trustee, subject to the last sentence of this paragraph, shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Master Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to clause (vi) of this Section 7.01(a). The Master Servicer agrees that if an Event of Default as described in clause (vi) of this Section 7.01(a) shall occur more than two times in any twelve month period, the Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.

     (b) In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

          (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC III; or

          (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

          (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC III, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with Section
10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company's obligations hereunder.

     (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain percentage Percentage Interest in REMIC III may take


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certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

     Section 7.02. Trustee to Act; Appointment of Successor.

     (a) On and after the date on which the Master Servicer receives a notice of termination pursuant to Section 7.01 or the Master Servicer resigns pursuant to
Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising on or after such date of termination or resignation placed on the Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Master Servicer; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Master Servicer prior to such date of termination or resignation and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Master Servicer had continued to act hereunder, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (b) In connection with any termination or resignation of the Master Servicer hereunder, in the event that any of the Mortgage Loans are MERS Loans, either (i) the successor Master Servicer (including the Trustee if the Trustee is acting as successor Master Servicer) shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Loans, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in registering the transfer of servicing of the MERS Loans to the successor Master Servicer on the MERS(R) System in accordance with MERS' rules and procedures, or (ii) if the successor Master Servicer is not a member of MERS, the predecessor Master Servicer shall cooperate with the successor Master Servicer in (A) de-registering the MERS Loans from the MERS(R) System and (B) causing MERS to execute and deliver an assignment from MERS to the Trust of the Mortgage securing each MERS Loan in recordable


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form and in the form otherwise provided under clause (X)(iii) of the definition of "Mortgage File" herein and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect such de-registration and assignment. The predecessor Master Servicer shall bear any and all fees of MERS and all fees and costs of preparing and recording any assignments of Mortgages as required under this Section 7.02(b).

     Section 7.03. Notification to Certificateholders. Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

                                  ARTICLE VIII

                             Concerning the Trustees

     Section 8.01. Duties of Trustees.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it which are specifically required to be furnished to it pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Master Servicer to the Trustee pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee or the Delaware Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement,

          (ii) Neither the Trustee nor the Delaware Trustee shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Delaware Trustee, and, in the absence of bad faith on the part of the Trustee or the Delaware Trustee, such trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to such trustee and conforming to the requirements of this Agreement; and


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          (iii) Neither the Trustee nor the Delaware Trustee shall be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of REMIC III relating to the time, method and place of conducting any proceeding for any remedy available to such trustee, or relating to the exercise of any trust or power conferred upon such trustee under this Agreement.

     (d) Within ten Business Days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agencies notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Certificateholders (with a copy to the Rating Agencies) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agencies shall be given until at least 30 days after the occurrence thereof.

     Section 8.02. Certain Matters Affecting the Trustees. Except as otherwise provided in Section 8.01:

          (i) Each of the Trustee and the Delaware Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) Each of the Trustee and the Delaware Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) Neither the Trustee nor the Delaware Trustee shall be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, neither the Trustee nor the Delaware Trustee shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC III; provided, however, that if the payment within a reasonable time


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     to the Trustee or the Delaware Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of such trustee, not reasonably assured to such trustee by the security, if any, afforded to it by the terms of this Agreement, such trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

          (v) Each of the Trustee and the Delaware Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys selected by it with reasonable care or designated by the Company;

          (vi) Neither the Trustee nor the Delaware Trustee shall be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Notice Address of such trustee;

          (vii) In no event shall the Trustee or the Delaware Trustee be held liable for acts or omissions of the Master Servicer or the other trustee (excepting the Trustee's own actions as Master Servicer). No provision of this Agreement shall require the Trustee or the Delaware Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (except for the giving of required notices), or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

          (viii) When the Trustee is acting as Master Servicer pursuant to
     Section 7.02, and to the extent permitted under applicable law, the Trustee is hereby authorized, in making or disposing of any investment permitted hereunder, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or its affiliate is acting as an agent of the Trustee or of any third person or dealing as principal for its own account; and

          (ix) Except as expressly provided in this Agreement, in no event shall the Trustee be under any duty or obligation to monitor, determine, investigate or compel compliance by the Trust with the requirements of the Business Trust Statute.

     Section 8.03. Trustees Not Liable for Certificates or Mortgage Loans. The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee and the Delaware Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company or the Trust, as applicable, and neither the Trustee nor the Delaware Trustee assumes any responsibility for their correctness. Neither the Trustee nor the Delaware Trustee makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. Neither the Trustee nor the Delaware Trustee shall be accountable for the use or application by the Company or the Trust, as applicable, of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer, the Servicers or the Company in respect of the Mortgage Loans or deposited into the


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Custodial Accounts for P&I, any Buydown Fund Account, or the Custodial Accounts
for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Master Servicer or the Company.

     Section 8.04. Trustees May Own Certificates. The Trustee, the Delaware Trustee or any agent or affiliate of such trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not trustee.

     Section 8.05. The Master Servicer to Pay Trustees' Fees and Expenses. Subject to separate written agreements with the Trustee and the Delaware Trustee, the Master Servicer covenants and agrees to, and the Master Servicer shall, pay each of the Trustee and the Delaware Trustee from time to time, and such trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of such trustee. Except as otherwise expressly provided herein, the Master Servicer shall pay or reimburse each of the Trustee and the Delaware Trustee upon such trustee's request for all reasonable expenses and disbursements incurred or made by such trustee in accordance with any of the provisions of this Agreement and indemnify such trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ and any expenses which arise out of or are imposed upon the Trustee or the Delaware Trustee in connection with the creation, operation or termination of the Trust) except any such expense or disbursement as may arise from its own negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee or the Delaware Trustee. The Tax Matters Person shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to REMIC I, REMIC II or REMIC III required to be prepared or filed by the Trustee or the Delaware Trustee and shall indemnify the Trustee and the Delaware Trustee for any liability of such trustees arising from any error in such returns.

     Section 8.06. Eligibility Requirements for Trustees. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and
(iii) acceptable to the Rating Agencies. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Delaware Trustee hereunder shall at all times have its principal place of business in the State of Delaware and shall satisfy the applicable requirements under the laws of the State of Delaware authorizing it to act as the Delaware trustee of the Trust. In case at any time the Trustee or the Delaware Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, such trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07. Resignation and Removal of Trustees. Each of the Trustee and the Delaware Trustee may at any time resign and be discharged from the trust hereby created by


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giving written notice thereof to the Master Servicer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee or the Delaware Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee or the Delaware Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of such trustee or of its property shall be appointed, or any public officer shall take charge or control of such trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove such trustee and appoint a successor trustee by written instrument, in duplicate, copies of which instrument shall be delivered to the trustee so removed, the trustee continuing in its capacity and the successor trustee.

     The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of REMIC III may at any time remove the Trustee or the Delaware Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     Any resignation or removal of the Trustee or the Delaware Trustee and appointment of a successor trustee pursuant to any of the provisions of this
Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08. Any expenses associated with the resignation of the Trustee or the Delaware Trustee shall be borne by such trustee, and any expenses associated with the removal of the Trustee or the Delaware Trustee shall be borne by the Master Servicer.

     Section 8.08. Successor Trustee. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Delaware Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section
8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.


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     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register and (ii) the Rating Agencies. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

     Section 8.09. Merger or Consolidation of Trustee. Any corporation or association into which the Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee or the Delaware Trustee shall be a party, or any corporation succeeding to the corporate trust business of such trustee, shall be the successor of such trustee hereunder, provided such resulting or successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the assets of the Trust may at the time be located, the Master Servicer and the Trustee or the Delaware Trustee, as applicable, acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by such trustee to act as co-trustee or co-trustees, jointly with such trustee, or separate trustee or separate trustees, of all or any part of the assets of the Trust and to vest in such Person or Persons, in such capacity, such title to the assets of the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee or the Delaware Trustee, as applicable, may consider necessary or desirable; provided, that the Trustee or the Delaware Trustee, as applicable, shall remain liable for all of its obligations and duties under this Agreement. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee or the Delaware Trustee, as applicable, alone shall have the power to make such appointment; provided, that such trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee or the Delaware Trustee, as applicable, shall be conferred or imposed upon and exercised or performed by the Trustee or the Delaware Trustee, as applicable, and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee or the Delaware Trustee, as applicable (whether as Trustee or Delaware Trustee hereunder or as successor to the Master Servicer hereunder), such trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the assets of the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee or the Delaware Trustee, as applicable.


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     Any notice, request or other writing given to the Trustee or the Delaware
Trustee shall be deemed to have been given to each of the then related separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or the Delaware Trustee, as applicable, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee or the Delaware Trustee, as applicable. Every such instrument shall be filed with the Trustee or the Delaware Trustee, as applicable.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee or the Delaware Trustee, as applicable, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee or the Delaware Trustee, as applicable, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11. Authenticating Agents. The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation, trust company or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York or a principal office and place of business in Boston, Massachusetts and a place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Master Servicer. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent


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shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

     Section 8.12. Paying Agents. The Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01, Section 4.04, Section 4.05(a) and Section 9.01(b) to the extent directed to do so by the Master Servicer. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation, trust company or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York or a principal office and place of business in Boston, Massachusetts and a place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Master Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.12, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties


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and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

     Section 8.13. Duties of Delaware Trustee.

     (a) The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of
Section 3807(a) of the Business Trust Statute that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties or liabilities of the Trustee.

     (b) The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware, (ii) the execution of any certificates with respect to the Trust required to be filed with the Secretary of State which the Delaware Trustee is required to execute under
Section 3811 of the Business Trust Statute and (iii) such other duties as are set forth in this Article VIII. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Holders of the REMIC I Regular Interests, the REMIC II Regular Interests or the Certificates, it is hereby understood and agreed by the parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Agreement.

     Section 8.14. Amendment to Certificate of Trust. If at any time required by
Section 3810 of the Business Trust Statute, the Trustee, the Delaware Trustee and any other trustee of the Trust shall cause an amendment to the Certificate of Trust to be filed with the Secretary of State in accordance with the provisions of such Section 3810.

     Section 8.15. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust and (b) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

                                   ARTICLE IX

                                   Termination

     Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

     (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Master Servicer to make payments to Certificateholders as hereafter set forth, the Trust and the respective obligations and responsibilities of the Company, the Master Servicer, the Trustee and the Delaware Trustee created hereby shall terminate in accordance with Section 3808 of the Business Trust Statute upon (i) the purchase by the Master Servicer pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans (other than Liquidated


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Mortgage Loans), all property acquired in respect of any Mortgage Loan remaining in the Trust and all other property included in the REMIC formed under this Agreement at a price equal, after the deduction of related advances, to the sum of (x) the excess of (A) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan (other than a Liquidated Mortgage Loan) through the last day of the month of such purchase, over (B) with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the date of such purchase by the Master Servicer to the extent that the Principal Balance of such Mortgage Loan has not been previously reduced by such Bankruptcy Loss, and (y) the appraised fair market value as of the effective date of the termination of the Trust of (A) all property in the Trust which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property included in any REMIC formed under this Agreement, any such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to the Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     On any Distribution Date after the first date on which the aggregate Principal Balance of the Mortgage Loans is less than the Clean-Up Call Percentage of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Master Servicer may purchase the outstanding Mortgage Loans (other than Liquidated Mortgage Loans), all property acquired in respect of any Mortgage Loan remaining in the Trust and all other property included in any REMIC formed under this Agreement at the price stated in clause (i) of the preceding paragraph; provided, that the Master Servicer may not so purchase the outstanding Mortgage Loans (other than Liquidated Mortgage Loans), all property acquired in respect of any Mortgage Loan remaining in the Trust and all other property included in any REMIC formed under this Agreement if the price stated in clause (i) of the preceding paragraph exceeds the fair market value, determined in accordance with prudent industry practices, of all outstanding Mortgage Loans (other than Liquidated Mortgage Loans), all property acquired in respect of any Mortgage Loan remaining in the Trust and all other property included in any REMIC formed under this Agreement. If such right is exercised, the Master Servicer shall provide to the Trustee (and to the Company, if the Company is no longer acting as Master Servicer) the written certification of an officer of the Master Servicer (which certification shall include a statement to the effect that all amounts required to be paid in order to purchase the Mortgage Loans have been deposited in the Certificate Account) and the Trustee on behalf of the Trust shall promptly execute all instruments as may be necessary to release and assign to the Master Servicer the Mortgage Files and any foreclosed Mortgaged Property pertaining to the Trust.

     In no event shall the Master Servicer be required to expend any amounts other than those described in the first paragraph of this Section 9.01(a) in order to terminate the Trust or purchase the Mortgage Loans under this Section 9.01, and in no event shall the Company be required to expend any amounts in connection with such termination or purchase.

     (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"),
(ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Master Servicer's obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Master Servicer shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Master Servicer may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     Upon the completion of winding up of the Trust, including the payment or the making reasonable provision for payment of all obligations of the Trust in accordance with Section 3808(e) of the Business Trust Statute, the Delaware Trustee shall prepare, the Trustee, the Delaware Trustee and any other trustee hereunder shall sign, and the Delaware Trustee (upon the Trustee's consent acting at the direction of the Master Servicer) shall file, a certificate of cancellation with the Secretary of State in accordance with Section 3810 of the Business Trust Statute, at which time the Trust and this Agreement shall terminate. The Master Servicer shall act as the liquidator of the Trust and shall be responsible for taking all actions in connection with winding up the Trust, in accordance with the requirements of this Agreement (including this Section 9.01 and Section 9.02) and applicable law.

     Section 9.02. Additional Termination Requirements.

     (a) In the event the Master Servicer exercises its purchase option as provided in Section 9.01, REMIC I, REMIC II and REMIC III shall be terminated in accordance with the following additional requirements, unless the Master Servicer, at its own expense, obtains for the Trustee an Opinion of Counsel to the effect that the failure of REMIC I, REMIC II and REMIC III to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of REMIC I, REMIC II and REMIC III as described in Section 860F of the Code, or (ii) cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Tax Matters Person shall prepare the documentation required and the Tax Matters Person and the Trustee shall adopt a plan of complete liquidation on behalf of REMIC I, REMIC II and REMIC III meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer, on behalf of REMIC I, REMIC II and REMIC III; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Master Servicer as agent of the Trust shall sell all of the assets of REMIC I, REMIC II and REMIC III to the Master Servicer for cash in the amount specified in Section 9.01.

     (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Tax Matters Person and the Trustee to adopt such a plan of complete liquidation upon the written request of the Tax Matters Person and the Trustee and to take such other action in connection therewith as may be reasonably requested by the Tax Matters Person or the Trustee.

     Section 9.03. Trust Irrevocable. Except as expressly provided herein, the trust created hereby is irrevocable.

                                    ARTICLE X

                            Miscellaneous Provisions

     Section 10.01. Amendment.

     (a) This Agreement may be amended from time to time by the Master Servicer, the Company and the Trustee, without the consent of any of the Certificateholders: (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; (iv) to correct the description of any property at any time included in REMIC I, REMIC II or REMIC III, or to assure the conveyance to the Trust of any property included in REMIC I, REMIC II or REMIC III; and (v) pursuant to Section 5.01(c)(v); provided, however, that any such amendment which modifies the rights or obligations of the Delaware Trustee hereunder shall require the consent of the Delaware Trustee. No such amendment (other than one entered into pursuant to clause (iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder, and no such amendment shall change the powers of the Master Servicer. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Trustee may require an Opinion of Counsel addressed to the Trust and the Trustee to the effect that such amendment is permitted under this Agreement. The placement of an "original issue discount" legend on, or any change required to correct any such legend previously placed on a Certificate shall not be deemed any amendment to this Agreement.

     (b) This Agreement may also be amended from time to time by the Master Servicer, the Company and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of REMIC III for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Certificate Interest Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of REMIC I, REMIC II or REMIC III, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates; provided, further, that any such amendment which modifies the rights or obligations of the Delaware Trustee hereunder shall require the consent of the Delaware Trustee.

     Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to the Delaware Trustee and each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

     It shall not be necessary for the consent of Certificateholders under this
Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 10.02. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders. Without limiting the foregoing, the Trustee shall make the filings required by Chapter 182 of the Massachusetts General Laws.

     Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the Trust or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of REMIC III shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 10.04. Access to List of Certificateholders. The Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

     If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Certificate Registrar, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding the same, agrees with the Master Servicer, the Trust, the Trustee and the Delaware Trustee that none of the Master Servicer, the Trust, the Trustee or the Delaware Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 10.05. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to its conflict of laws provisions and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to conflict of laws provisions.

     Section 10.06. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to the applicable Notice Address. Notices to the Rating Agencies shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agencies. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 10.08. Counterpart Signatures. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 10.09. Benefits of Agreement. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10 and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 10.10. Notices and Copies to Rating Agencies.

     (a) The Trustee shall notify the Rating Agencies of the occurrence of any of the following events, in the manner provided in Section 10.06:

          (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

          (ii) the appointment of a successor Master Servicer pursuant to
     Section 7.02;

     (b) The Master Servicer shall notify the Rating Agencies of the occurrence of any of the following events, or in the case of clauses (iii), (iv), (vii) and
(viii) promptly upon receiving notice thereof, in the manner provided in Section 10.06:

          (i) any amendment of this Agreement pursuant to Section 10.01;

          (ii) the appointment of a successor Trustee or successor Delaware Trustee pursuant to Section 8.08;

          (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to the Master Servicer or any Servicer;

          (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

          (v) the purchase of any Mortgage Loan pursuant to a Purchase Obligation or as permitted by this Agreement or the purchase of the outstanding Mortgage Loans pursuant to Section 9.01;

          (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

          (vii) the failure of the Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Master Servicer would make such advance pursuant to Section 4.02; and

          (viii) the failure of the Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage Loans and (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.02.

     The Master Servicer shall provide copies of the statements pursuant to
Section 4.02, Section 4.06, Section 3.12, Section 3.13 or Section 3.15 or any other statements or reports to the Rating Agencies in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.06, the Master Servicer shall provide such reports to the Rating Agencies in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee or the Delaware Trustee has requested such report for such Distribution Date.

     IN WITNESS WHEREOF, the Company, the Trustee and the Delaware Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.


                                     By: /s/ Michael A. Aaknes
                                         ---------------------------------------
                                         Name: Michael A. Aaknes
                                         Title: Vice President


                                     STATE STREET BANK AND TRUST COMPANY,
                                     as Trustee


                                     By: /s/ Clare M. O'Brien
                                         ---------------------------------------
                                         Name: Clare M. O'Brien
                                         Title: Vice President


                                     CHRISTIANA BANK & TRUST COMPANY,
                                     as Delaware Trustee


                                     By: /s/ Louis W. Geibel
                                         ---------------------------------------
                                         Name: Louis W. Geibel
                                         Title: Vice President

  [Signature page to Pooling and Servicing Agreement for Washington Mutual MSC
                                Series 2002-MS5]

                         ACKNOWLEDGEMENT OF CORPORATION

STATE OF WASHINGTON )
                    ) SS.
COUNTY OF KING      )

     I certify that I know or have satisfactory evidence that Michael A. Aaknes is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as a Vice President of WASHINGTON MUTUAL MORTGAGE SECURITIES CORP., to be the free and voluntary act of such party for the uses and purposes mentioned therein.

Dated this 19th day of July, 2002.


                                     /s/ Ellen E. Butler
                                     -------------------------------------------
                                     Notary Public in and for the State of
                                     Washington, residing at  Everett.
                                     My commission expires: 4-1-2003.

                                 ACKNOWLEDGEMENT

COMMONWEALTH OF MASSACHUSETTS )
                              ) SS.
COUNTY OF SUFFOLK             )

     On this ____day of July 2002 before me, a Notary Public in and for said State, personally appeared Clare M. O'Brien, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacit(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


     Signature /s/ Ann V. Davis
               ----------------------

     (SEAL)

                                 ACKNOWLEDGEMENT

STATE OF DELAWARE   )
                    ) SS.
COUNTY OF NEWCASTLE )

     On this 18 day of July 2002 before me, a Notary Public in and for said State, personally appeared Louis W. Geibel, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacit(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


     Signature /s/ Virginia C. Darnel
               ----------------------

     (SEAL)

         Appendix 1: Definition of Class C-Y Principal Reduction Amounts

     Copies of Appendix 1 (which has been intentionally omitted from this filing) may be obtained from Washington Mutual Mortgage Securities Corp. or State Street Bank and Trust Company by contacting:

     in the case of Washington Mutual Mortgage Securities Corp.,

          Laura Kelsey
          Master Servicing Department
          Washington Mutual Mortgage Securities Corp.
          75 N. Fairway Drive, VHF2A01
          Vernon Hills, IL 60061
          Telephone: (847) 393-5198
          Facsimile: (847) 549-2997

     in the case of State Street Bank and Trust Company,

          Clare M. O'Brien
          Global Investor Services Group
          Corporate Trust
          State Street Bank and Trust Company
          2 Avenue de Lafayette
          Boston, MA 02111-1724
          Telephone: (617) 662-1156
          Facsimile: (617) 662-1435

                                                                Exhibit A
                                                                CUSIP 939335 2X2

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-1

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-1 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $101,785,249.00

Class I-A-1 Certificate Interest Rate: 6.500%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-1 Principal Balance
as of the Cut-Off Date: $101,785,249.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 2Y0

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-2

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-2 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $5,000,000.00

Class I-A-2 Certificate Interest Rate: 6.250%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-2 Principal Balance
as of the Cut-Off Date: $5,000,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 2Z7

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-3

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-3 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $2,926,000.00

Class I-A-3 Certificate Interest Rate: 6.250%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-3 Principal Balance
as of the Cut-Off Date: $2,926,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3A1

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-4

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-4 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $21,058,180.00

Class I-A-4 Certificate Interest Rate: 6.250%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-4 Principal Balance
as of the Cut-Off Date: $21,058,180.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3B9

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-5

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-5 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $4,833,000.00

Class I-A-5 Certificate Interest Rate: 6.250%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-5 Principal Balance
as of the Cut-Off Date: $4,833,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3C7

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-6

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-6 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $5,807,000.00

Class I-A-6 Certificate Interest Rate: 6.250%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-6 Principal Balance
as of the Cut-Off Date: $5,807,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3D5

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-7

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-7 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $3,399,000.00

Class I-A-7 Certificate Interest Rate: 6.250%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-7 Principal Balance
as of the Cut-Off Date: $3,399,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3E3

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-8

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-8 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $2,403,000.00

Class I-A-8 Certificate Interest Rate: 6.250%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-8 Principal Balance
as of the Cut-Off Date: $2,403,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3F0

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-9

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-9 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $11,385,000.00

Class I-A-9 Certificate Interest Rate: Variable

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-9 Principal Balance
as of the Cut-Off Date: $11,385,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3G8

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-10

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-10 Notional
                                        Amount as of the Cut-Off Date Evidenced
                                        by this Certificate: $11,385,000.00

Class I-A-10 Certificate Interest Rate: Variable, applied to the Class I-A-10 Notional Amount

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-10 Principal Balance
as of the Cut-Off Date: $0.00

Class I-A-10 Notional Amount
as of the Cut-Off Date: $11,385,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3H6

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-11

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-11 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $50,600,000.00

Class I-A-11 Certificate Interest Rate: 6.050%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-11 Principal Balance
as of the Cut-Off Date: $50,600,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3J2

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-12

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-12 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $752,049.00

Class I-A-12 Certificate Interest Rate: 6.500%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-12 Principal Balance
as of the Cut-Off Date: $752,049.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3K9

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-13

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-13 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-13 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-13 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3L7

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-14

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-14 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-14 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-14 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3M5

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-15

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-15 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-15 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-15 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3N3

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-16

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-16 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-16 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-16 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3P8

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-17

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-17 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-17 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-17 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3Q6

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-18

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-18 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-18 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-18 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3R4

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-19

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-19 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-19 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-19 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3S2

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-20

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-20 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-20 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-20 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3T0

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-21

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-21 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-21 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-21 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3U7

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-22

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-22 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-22 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-22 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3V5

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-23

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-23 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-23 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-23 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3W3

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-24

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-24 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-24 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-24 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3X1

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-25

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-25 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-25 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-25 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3Y9

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-26

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-26 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-26 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-26 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 3Z6

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-27

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-27 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-27 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-27 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4A0

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-28

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-28 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-28 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-28 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4B8

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-29

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-29 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-29 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-29 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4C6

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-30

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-30 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-30 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-30 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4D4

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-31

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-31 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-31 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-31 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4E2

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-32

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-32 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $200,000.00

Class I-A-32 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-32 Principal Balance
as of the Cut-Off Date: $200,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4F9

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-33

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-33 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $3,566,000.00

Class I-A-33 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-33 Principal Balance
as of the Cut-Off Date: $3,566,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4G7

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-34

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-34 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $3,239,000.00

Class I-A-34 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-34 Principal Balance
as of the Cut-Off Date: $3,239,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4H5

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-35

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-35 Notional
                                        Amount as of the Cut-Off Date Evidenced
                                        by this Certificate: $1,768,384.00

Class I-A-35 Certificate Interest Rate: 6.500%, applied to the Class I-A-35 Notional Amount

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-35 Principal Balance
as of the Cut-Off Date: $0.00

Class I-A-35 Notional Amount
as of the Cut-Off Date: $1,768,384.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939336 AD5

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-36

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

The Class I-A-36 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2002-MS5                         Portion of the Class I-A-36 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $2,105,557.00

Class I-A-36 Certificate Interest Rate: 6.500%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-36 Principal Balance
as of the Cut-Off Date: $2,105,557.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939336 AE3

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-37

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class I-A-37 Notional
                                        Amount as of the Cut-Off Date Evidenced
                                        by this Certificate: $809,930.00

Class I-A-37 Certificate Interest Rate: 6.500%, applied to the Class I-A-37 Notional Amount

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class I-A-37 Principal Balance
as of the Cut-Off Date: $0.00

Class I-A-37 Notional Amount
as of the Cut-Off Date: $809,930.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4J1

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class II-A-1

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class II-A-1 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $123,187,222.00

Class II-A-1 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2017

Class II-A-1 Principal Balance
as of the Cut-Off Date: $123,187,222.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4K8

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class III-A-1

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class III-A-1 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $107,141,330.00

Class III-A-1 Certificate Interest Rate: 6.500%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class III-A-1 Principal Balance
as of the Cut-Off Date: $107,141,330.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4L6

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IV-A-1

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class IV-A-1 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $88,378,000.00

Class IV-A-1 Certificate Interest Rate: 4.125%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-1 Principal Balance
as of the Cut-Off Date: $88,378,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4M4

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IV-A-2

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class IV-A-2 Notional
                                        Amount as of the Cut-Off Date Evidenced
                                        by this Certificate: $15,456,576.00

Class IV-A-2 Certificate Interest Rate: 6.500%, applied to the Class IV-A-2 Notional Amount

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-2 Principal Balance
as of the Cut-Off Date: $0.00

Class IV-A-2 Notional Amount
as of the Cut-Off Date: $15,456,576.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4N2

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IV-A-3

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class IV-A-3 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $31,118,000.00

Class IV-A-3 Certificate Interest Rate: 6.250%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-3 Principal Balance
as of the Cut-Off Date: $31,118,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4P7

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IV-A-4

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class IV-A-4 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $50,099,019.00

Class IV-A-4 Certificate Interest Rate: 6.500%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-4 Principal Balance
as of the Cut-Off Date: $50,099,019.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4Q5

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IV-A-5

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class IV-A-5 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $88,980,125.00

Class IV-A-5 Certificate Interest Rate: Variable

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-5 Principal Balance
as of the Cut-Off Date: $88,980,125.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4R3

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IV-A-6

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class IV-A-6 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $20,533,875.00

Class IV-A-6 Certificate Interest Rate: Variable

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-6 Principal Balance
as of the Cut-Off Date: $20,533,875.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4S1

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IV-A-7

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class IV-A-7 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $112,916,000.00

Class IV-A-7 Certificate Interest Rate: 6.000%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-7 Principal Balance
as of the Cut-Off Date: $112,916,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4T9

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IV-A-8

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class IV-A-8 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $35,911,000.00

Class IV-A-8 Certificate Interest Rate: 6.500%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-8 Principal Balance
as of the Cut-Off Date: $35,911,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4U6

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IV-A-9

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class IV-A-9 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $28,229,000.00

Class IV-A-9 Certificate Interest Rate: Variable

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-9 Principal Balance
as of the Cut-Off Date: $28,229,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4V4

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                 Class IV-A-10

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class IV-A-10 Notional
                                        Amount as of the Cut-Off Date Evidenced
                                        by this Certificate: $28,229,000.00

Class IV-A-10 Certificate Interest Rate: Variable, applied to the Class IV-A-10 Notional Amount

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-10 Principal Balance
as of the Cut-Off Date: $0.00

Class IV-A-10 Notional Amount
as of the Cut-Off Date: $28,229,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939336 AF0

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IV-A-11

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class IV-A-11 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $54,715,000.00

Class IV-A-11 Certificate Interest Rate: Variable

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-11 Principal Balance
as of the Cut-Off Date: $54,715,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939336 AG8

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                 Class IV-A-12

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class IV-A-12 Notional
                                        Amount as of the Cut-Off Date Evidenced
                                        by this Certificate: $54,715,000.00

Class IV-A-12 Certificate Interest Rate: Variable, applied to the Class IV-A-12 Notional Amount

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-12 Principal Balance
as of the Cut-Off Date: $0.00

Class IV-A-12 Notional Amount
as of the Cut-Off Date: $54,715,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939336 AH6

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                 Class IV-A-13

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

The Class IV-A-13 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2002-MS5                         Portion of the Class IV-A-13 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $1,099,000.00

Class IV-A-13 Certificate Interest Rate: 6.500%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-13 Principal Balance
as of the Cut-Off Date: $1,099,000.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939336 AJ2

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                 Class IV-A-14

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class IV-A-14 Notional
                                        Amount as of the Cut-Off Date Evidenced
                                        by this Certificate: $1,196,846.00

Class IV-A-14 Certificate Interest Rate: 6.500%, applied to the Class IV-A-14 Notional Amount

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class IV-A-14 Principal Balance
as of the Cut-Off Date: $0.00

Class IV-A-14 Notional Amount
as of the Cut-Off Date: $1,196,846.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4W2

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class A-X

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class A-X Notional Amount
                                        as of the Cut-Off Date Evidenced by this
                                        Certificate: $10,110,775.00

Class A-X Certificate Interest Rate: 6.500% applied to the Class A-X Notional Amount

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class A-X Principal Balance
as of the Cut-Off Date: $0.00

Class A-X Notional Amount
as of the Cut-Off Date: $10,110,775.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4X0

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class II-X

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class II-X Notional
                                        Amount as of the Cut-Off Date Evidenced
                                        by this Certificate: $3,975,114.00

Class II-X Certificate Interest Rate: 6.000% applied to the Class II-X Notional Amount

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2017

Class II-X Principal Balance
as of the Cut-Off Date: $0.00

Class II-X Notional Amount
as of the Cut-Off Date: $3,975,114.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4Y8

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class A-P

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002. Interest is not payable with respect to this Certificate.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class A-P Principal
                                        Balance as of the Cut-Off Date Evidenced
                                        by this Certificate:
                                        $2,417,093.00

Class A-P Certificate Interest Rate: 0.00%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class A-P Principal Balance
as of the Cut-Off Date: $2,417,093.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 4Z5

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class II-P

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002. Interest is not payable with respect to this Certificate.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2002-MS5                         Portion of the Class II-P Principal
                                        Balance as of the Cut-Off Date Evidenced
                                        by this Certificate:
                                        $175,816.00

Class II-P Certificate Interest Rate: 0.00%

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2017

Class II-P Principal Balance
as of the Cut-Off Date: $175,816.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 5A9

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class C-B-1

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO TRANSFER OF THIS CLASS C-B-1 CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(g) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS C-B-1 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER'S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

          1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN (A "PLAN INVESTOR"), (B) SUCH TRANSFEREE IS AN INSURANCE COMPANY, THE SOURCE OF FUNDS TO BE USED BY IT TO ACQUIRE OR HOLD THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND THE CONDITIONS IN SECTION I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY") OR (C) THIS CERTIFICATE WAS RATED "BBB-" OR BETTER (OR ITS EQUIVALENT) BY AT LEAST ONE OF THE RATING AGENCIES AT THE TIME OF SUCH TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE (OR INTEREST HEREIN); AND

          2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) IS A COMPLYING INSURANCE COMPANY OR (III) ACQUIRED THIS CERTIFICATE AT A TIME WHEN THIS CERTIFICATE WAS RATED

     "BBB-" OR BETTER (OR ITS EQUIVALENT) BY AT LEAST ONE OF THE RATING AGENCIES SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. NEITHER THE TRUST NOR THE TRUSTEE SHALL BE UNDER ANY LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.01(g) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITER FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

The Class C-B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2002-MS5                         Portion of the Class C-B-1 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $14,996,274.00

Class C-B-1 Certificate Interest Rate: Variable

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class C-B-1 Principal Balance
as of the Cut-Off Date: $14,996,274.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 5B7

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class C-B-2

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO TRANSFER OF THIS CLASS C-B-2 CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(g) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS C-B-2 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER'S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

          1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN (A "PLAN INVESTOR"), (B) SUCH TRANSFEREE IS AN INSURANCE COMPANY, THE SOURCE OF FUNDS TO BE USED BY IT TO ACQUIRE OR HOLD THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND THE CONDITIONS IN SECTION I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY") OR (C) THIS CERTIFICATE WAS RATED "BBB-" OR BETTER (OR ITS EQUIVALENT) BY AT LEAST ONE OF THE RATING AGENCIES AT THE TIME OF SUCH TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE (OR INTEREST HEREIN); AND

          2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) IS A COMPLYING INSURANCE COMPANY OR (III) ACQUIRED THIS CERTIFICATE AT A TIME WHEN THIS CERTIFICATE WAS RATED

     "BBB-" OR BETTER (OR ITS EQUIVALENT) BY AT LEAST ONE OF THE RATING AGENCIES SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. NEITHER THE TRUST NOR THE TRUSTEE SHALL BE UNDER ANY LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.01(g) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITER FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

The Class C-B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2002-MS5                         Portion of the Class C-B-2 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $7,698,087.00

Class C-B-2 Certificate Interest Rate: Variable

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class C-B-2 Principal Balance
as of the Cut-Off Date: $7,698,087.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939335 5C5

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class C-B-3

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NO TRANSFER OF THIS CLASS C-B-3 CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(g) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

NOTWITHSTANDING THE FOREGOING PARAGRAPH, WITH RESPECT TO THE TRANSFER OF THIS CLASS C-B-3 CERTIFICATE TO DTC OR ANY OTHER CLEARING AGENCY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY DTC OR ANY OTHER CLEARING AGENCY, (I) AN OFFICER'S CERTIFICATE (AND, IF APPLICABLE, A BENEFIT PLAN OPINION), AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL NOT BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

          1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING THIS CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN (A "PLAN INVESTOR"), (B) SUCH TRANSFEREE IS AN INSURANCE COMPANY, THE SOURCE OF FUNDS TO BE USED BY IT TO ACQUIRE OR HOLD THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND THE CONDITIONS IN SECTION I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY") OR (C) THIS CERTIFICATE WAS RATED "BBB-" OR BETTER (OR ITS EQUIVALENT) BY AT LEAST ONE OF THE RATING AGENCIES AT THE TIME OF SUCH TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE (OR INTEREST HEREIN); AND

          2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) IS A COMPLYING INSURANCE COMPANY OR (III) ACQUIRED THIS CERTIFICATE AT A TIME WHEN THIS CERTIFICATE WAS RATED

     "BBB-" OR BETTER (OR ITS EQUIVALENT) BY AT LEAST ONE OF THE RATING AGENCIES SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS BENEFICIAL HOLDER THEREOF RETROACTIVE TO THE DATE OF TRANSFER OF THIS CERTIFICATE BY SUCH PRECEDING TRANSFEREE. NEITHER THE TRUST NOR THE TRUSTEE SHALL BE UNDER ANY LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED BENEFICIAL HOLDER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.01(g) OF THE POOLING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, THE TRUST AND THE UNDERWRITER FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

The Class C-B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2002-MS5                         Portion of the Class C-B-3 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $3,899,031.00

Class C-B-3 Certificate Interest Rate: Variable

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class C-B-3 Principal Balance
as of the Cut-Off Date: $3,899,031.00

                                   Cede & Co.
                                Registered Owner

                                                                Exhibit A
                                                                CUSIP 939336 AA1

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class C-B-4

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

     NO TRANSFER OF THIS CLASS C-B-4 CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(d) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class C-B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2002-MS5                         Portion  of the  Class  C-B-4  Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $__________________

Class C-B-4 Certificate Interest Rate: Variable

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class C-B-4 Principal Balance
as of the Cut-Off Date: $1,899,528.00

                              ---------------------
                                Registered Owner
                             Certificate No._______

                                                                Exhibit A
                                                                CUSIP 939336 AB9

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class C-B-5

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

     NO TRANSFER OF THIS CLASS C-B-5 CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(d) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class C-B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2002-MS5                         Portion of the Class C-B-5 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $__________________

Class C-B-5 Certificate Interest Rate: Variable

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class C-B-5 Principal Balance
as of the Cut-Off Date: $1,499,627.00

                              ---------------------
                                Registered Owner
                             Certificate No._______

                                                                Exhibit A
                                                                CUSIP 939336 AC7

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class C-B-6

Evidencing a beneficial interest in a pool of assets consisting of beneficial interests in another pool of assets consisting of beneficial interests in another pool of assets consisting of, among other things, conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date of this Certificate is July 30, 2002.

     NO TRANSFER OF THIS CLASS C-B-6 CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(d) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class C-B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2002-MS5                         Portion of the Class C-B-6 Principal
                                        Balance as of the Cut-Off Date Evidenced by this Certificate: $__________________

Class C-B-6 Certificate Interest Rate: Variable

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class C-B-6 Principal Balance
as of the Cut-Off Date: $1,999,504.32

                              ---------------------
                                Registered Owner
                             Certificate No._______

                                                                Exhibit B
                                                                CUSIP 939335 5D3

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class R

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF ANY PERSON, THE TRUSTEE SHALL REQUIRE (I) AN OFFICER'S CERTIFICATE IN THE FORM DESCRIBED IN SECTION 5.01(d) OF THE POOLING AGREEMENT AND (II) IF SO INDICATED IN SUCH OFFICER'S CERTIFICATE, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE AND HOLDING OF A CLASS R CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

This Certificate is issued by Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-MS5 Trust. Solely for U.S. federal income tax purposes, this Certificate represents "residual interests" in "real estate mortgage investment conduits," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 2002-MS5                         Percentage Interest evidenced by this
                                        Class R Certificate in the distributions to be made with respect to the Class R
                                        Certificates:____________________ %

Class R Certificate  Interest Rate:
6.000%. Additionally the Class R
Certificates are entitled to Excess
Liquidation Proceeds and the Residual
Distribution Amount as defined in the
Pooling Agreement.

Cut-Off Date: July 1, 2002

First Distribution Date: August 26, 2002

Last Scheduled Distribution Date: August 25, 2032

Class R Principal Balance as of the Cut-Off Date: $50.00

                              ---------------------
                                Registered Owner
                             Certificate No._______

     This Certificate does not represent an obligation of or interest in Washington Mutual Mortgage Securities Corp. or any of its affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in (i) a pool of assets ("REMIC I") consisting of, among other things, conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by Washington Mutual Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below, (ii) a pool of assets ("REMIC II") consisting of interests in REMIC I and (iii) a pool of assets ("REMIC III") consisting of interests in REMIC II. REMIC I, REMIC II and REMIC III were created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), among the Company, State Street Bank and Trust Company, as Trustee (the "Trustee"), and Christiana Bank & Trust Company, as Delaware Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portions (if any) then distributable on the Certificates of this Class of (i) the REMIC I Available Distribution Amount for such Distribution Date, as specified in Section 4.01 of the Pooling Agreement, (ii) the REMIC II Available Distribution Amount for such Distribution Date, as specified in Section 4.04 of the Pooling Agreement, and (iii) the REMIC III Available Distribution Amount for such Distribution Date, as specified in
Section 4.05 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed.

                                     WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH
                                     CERTIFICATES SERIES 2002-MS5 TRUST


                                     By: STATE STREET BANK AND TRUST COMPANY,
                                         as Trustee


                                        By:
                                           -------------------------------------

                    (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

STATE STREET BANK AND TRUST COMPANY,
as Trustee


By:
   -------------------------

Dated:
      ----------------------

             WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Washington Mutual MSC Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in REMIC I, REMIC II and REMIC III.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of REMIC III. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations of like Certificate Principal Balance or Percentage Interest, as applicable, as requested by the Holder surrendering the same.

     A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Trust created thereby shall terminate upon (i) the later of the maturity or other liquidation (including purchase by the Master Servicer) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company or the Master Servicer purchases any Mortgage Loan pursuant to the Pooling Agreement, the Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus unpaid accrued interest thereon at the applicable Pass-Through Rate to the last day of the month in which such purchase occurs. The Pooling Agreement permits, but does not require, the Master Servicer to purchase from the Trust all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Master Servicer's right to purchase being subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being less than the Clean-Up Call Percentage of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Washington Mutual MSC Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints

_______________________________________________________________________________
Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.


Dated:
       -----------             -------------------------------------------------
                               Signature Guaranteed

                               -------------------------------------------------
                               NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever. This Certificate does not represent an obligation of or an interest in Washington Mutual Mortgage Securities Corp. or any of its affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

                                                                       Exhibit C

                                   [Reserved]

                                                                       Exhibit D

                             Mortgage Loan Schedule

     Copies of the Mortgage Loan Schedule (which has been intentionally omitted from this filing) may be obtained from Washington Mutual Mortgage Securities Corp. or State Street Bank and Trust Company by contacting:

     in the case of Washington Mutual Mortgage Securities Corp.,

                    Laura Kelsey
                    Master Servicing Department
                    Washington Mutual Mortgage Securities Corp.
                    75 N. Fairway Drive, VHF2A01
                    Vernon Hills, IL 60061
                    Telephone:  (847) 393-5198
                    Facsimile:  (847) 549-2997

     in the case of State Street Bank and Trust Company,

                    Clare M. O'Brien
                    Global Investor Services Group
                    Corporate Trust
                    State Street Bank and Trust Company
                    2 Avenue de Lafayette
                    Boston, MA 02111-1724
                    Telephone:  (617) 662-1156
                    Facsimile:  (617) 662-1435

                                                                       Exhibit E

                              SELLING AND SERVICING

                                    CONTRACT

This Selling and Servicing Contract (this "Agreement") is made and entered into by Washington Mutual Mortgage Securities Corp. and its successors and assigns ("Washington Mutual Mortgage") and the entity identified below and its successors and assigns (the "Company").

                                   WITNESSETH:

     WHEREAS, this Company wishes to sell first lien residential mortgage loans to, and service first lien residential mortgage loans on behalf of, Washington Mutual Mortgage; and

     WHEREAS, the Company has submitted a Seller Application to Washington Mutual Mortgage and has been approved by Washington Mutual Mortgage for participation in the Washington Mutual Mortgage Purchase Programs; and

     WHEREAS, the Company has received and reviewed the Washington Mutual Mortgage Purchase Programs Seller Guide (the "Seller Guide"), as well as the Washington Mutual Mortgage Servicing Guide (the "Servicing Guide" and, together with the Seller Guide, the "Guides"), and understands each and every provision thereof;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, Washington Mutual Mortgage and the Company hereby agree as follows:

     1. Guides. The Guides, which set forth the terms and conditions under which Washington Mutual Mortgage may elect to purchase mortgage loans from the Company, and the Company shall service mortgage loans on behalf of Washington Mutual Mortgage, are a supplement to this Agreement and such Guides, as may be amended or supplemented from time to time by Washington Mutual Mortgage, are incorporated into this Agreement in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used and not defined herein have the meanings ascribed to them in the Guides.

     2. Company's Duties. The Company shall diligently perform all duties incident to the origination, sale and servicing of the mortgage loans subject to this Agreement. In the performance of its servicing duties, the Company shall exercise the same degree of care it exercises when servicing mortgage loans for its own account, but in no event shall the Company exercise less care than a reasonable prudent servicer would exercise under similar circumstances. In addition, the Company shall comply with all of the provisions of the Guides and with all other requirements and instructions of Washington Mutual Mortgage. The Company shall perform such duties at its sole expense, except as otherwise expressly provided in the Guides.

     3. Representations, Warranties and Covenants of the Company; Remedies of Washington Mutual Mortgage. With respect to each mortgage loan sold by the Company to Washington Mutual Mortgage pursuant to the terms of this Agreement, the Company shall make all of the representations, warranties and covenants set forth in the Guide and, in the event of the breach of any of such representations, warranties and covenants, Washington Mutual Mortgage shall have all of the remedies available at law or in equity, as well as all of the remedies set forth in the Guide, including, but not limited to, repurchase and indemnification. The representations and warranties made by the Company with respect to any mortgage loan subject to this Agreement, as well as the remedies available to Washington Mutual Mortgage upon the breach thereof, shall survive: (a) any investigation regarding the mortgage loan conducted by Washington Mutual Mortgage, its assignees or designees, (b) the liquidation of the mortgage loan, (c) the purchase of the mortgage loan by Washington Mutual Mortgage, its assignee or designee, (d) the repurchase of the mortgage loan by the Company and (e) the termination of this Agreement.

     4. Compensation. The Company shall be compensated for its services hereunder as specified in the Guides.

     5. No Assignment. This Agreement may not be assigned by the Company without the prior written consent of Washington Mutual Mortgage. The Company hereby consents to the assignment by Washington Mutual Mortgage of all or any part of its rights and obligations under this Agreement to any affiliate designated by Washington Mutual Mortgage. Any other transfer by Washington Mutual Mortgage will be allowed and be effective upon written notice by Washington Mutual Mortgage to the Company.

     6. Prior Agreements. This Agreement supersedes any prior agreements and understandings between Washington Mutual Mortgage and the Company governing the subject matter hereof; provided, however, the Company shall not be released from any responsibility or liability that may have arisen under such agreements and understanding.

     7. Effective Date of Agreement. This Agreement is not effective until it is executed and accepted by Washington Mutual Mortgage at its home office in Illinois.

     8. Notices. All notices, requests, demands or other communications that are to be given under this Agreement shall be in writing, addressed to the appropriate parties, and shall be sent by certified mail, return receipt requested, postage prepaid, if to the Company, at the address below and, if to Washington Mutual Mortgage, to the appropriate address or facsimile number specified in the Guides. Any such notice, request, demand or other communication shall be deemed effective upon receipt.

     9. Independent Contractor. At no time shall the Company represent that it is acting as an agent, partner or joint venturer of Washington Mutual Mortgage. The Company shall at all times act as an independent contracting party.

     10. Amendment. This Agreement may not be amended or modified orally, and no provision of this Agreement may be waived or amended, except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Agreement. However, by their terms the Guides may be amended or supplemented by Washington Mutual Mortgage from time to time. Any such amendment(s) to the Guides shall be in writing and be binding upon the parties hereto on and after the effective date specified therein.

     11. Miscellaneous. This Agreement, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Agreement. All section headings contained herein are for convenience only and shall not be construed as part of this Agreement. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and to this end, the provisions hereof are severable. This Agreement shall be governed by, and construed and enforced in accordance with, applicable federal laws and laws of the State of Illinois, without reference to conflict of laws principles. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which shall constitute the same Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement by proper officials duly authorized on the dates hereinafter set forth. This Agreement shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of Washington Mutual Mortgage.


---------------------------------------        ---------------------------------
Name of the Company                            Company I.D. Number

---------------------------------------        ---------------------------------
Type of organization                           Organized under laws of

--------------------------------------------------------------------------------
Principal place of business:  street address, city, state, zip code

--------------------------------------------------------------------------------
Typed name and title of the Company's authorized officer


-------------------------------------------------------      -------------------
Signature of the Company's authorized officer                Date

Agreed to and accepted by Washington Mutual Mortgage Securities Corp.

--------------------------------------------------------------------------------
Typed name and title of authorized representative


-------------------------------------------------------      -------------------
Signature of authorized representative                       Date

                                                                       Exhibit F

                       FORM OF TRANSFEROR CERTIFICATE FOR
                         JUNIOR SUBORDINATE CERTIFICATES

                                     [Date]

State Street Bank and Trust Company, as Trustee
225 Franklin Street
Boston, MA 02110
Attn:  Corporate Trust Department, Washington Mutual 2002-MS5

     Re: Purchase of Washington Mutual MSC Mortgage Pass-Through
         Certificates Series 2002-MS5, Class [ ] (the "Certificates")

Ladies and Gentlemen:

     In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and
(b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act.

                                        Very truly yours,

                                        [Name of Transferor]


                                        By:
                                           -------------------------------------
                                                    Authorized Officer

                                                                       Exhibit G

                       FORM OF TRANSFEREE'S AGREEMENT FOR
                         JUNIOR SUBORDINATE CERTIFICATES

                                     [Date]

State Street Bank and Trust Company, as Trustee
225 Franklin Street
Boston, MA 02110
Attn: Corporate Trust Department, Washington Mutual 2002-MS5

Washington Mutual Mortgage Securities Corp.
75 N. Fairway Drive
Vernon Hills, Illinois  60061

          The undersigned (the "Purchaser") proposes to purchase Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS5, Class [ ] (the "Purchased Certificates") in the principal amount of $______________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

          Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of July 1, 2002 (the "Pooling Agreement"), by and among Washington Mutual Mortgage Securities Corp. ("Washington Mutual"), State Street Bank and Trust Company, as trustee (the "Trustee"), and Christiana Bank & Trust Company, as Delaware trustee, of the Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS5.

          Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to Washington Mutual, the Trustee and the Trust that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

          (b) The Purchaser is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part;

          (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Section 501 of
Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

          (d) The Purchaser is not affiliated with the Trustee;

          (e) The Purchaser confirms that Washington Mutual has made available to the Purchaser the opportunity to ask questions of, and receive answers from Washington Mutual concerning the trust funds created pursuant to the Pooling Agreement (the "Trust Funds"), the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that Washington Mutual possesses or can acquire without unreasonable effort or expense; and

          (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 13a issued April 23, 1998, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

          Section 3.Transfer of Purchased Certificates.

          (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither Washington Mutual nor the Trust is under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee each certify to Washington Mutual, the Trustee and the Trust as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or Washington Mutual may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trust, the Trustee or Washington Mutual. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Trustee and Washington Mutual against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Purchased Certificate shall be made unless the transferee provides Washington Mutual and the Trustee with (i) a Transferee's Agreement, substantially in the form of this Agreement, (ii) an affidavit substantially in the form of Exhibit N to the Pooling Agreement and (iii) if so indicated in such affidavit, a Benefit Plan Opinion (as defined in Section 1.01 of the Pooling Agreement).

          (c) The Purchaser acknowledges that its Purchased Certificates bear a legend setting forth the applicable restrictions on transfer.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                        [Purchaser]


                                        By:
                                           -------------------------------------
                                           Its:

                                                                       Exhibit H

                  FORM OF ADDITIONAL MATTER INCORPORATED INTO
       THE FORM OF THE CERTIFICATES (OTHER THAN THE CLASS R CERTIFICATES)

     This Certificate does not represent an obligation of or interest in Washington Mutual Mortgage Securities Corp. or any of its affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a pool of assets ("REMIC III") consisting of interests in another pool of assets ("REMIC II") consisting of interests in another pool of assets ("REMIC I") consisting of, among other things, conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by Washington Mutual Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. REMIC I, REMIC II and REMIC III were created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), among the Company, State Street Bank and Trust Company, as Trustee (the "Trustee"), and Christiana Bank & Trust Company, as Delaware Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the REMIC III Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.05 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed.

                                    WASHINGTON MUTUAL MSC MORTGAGE  PASS-
                                    THROUGH  CERTIFICATES  SERIES 2002-MS5 TRUST


                                    By:   STATE STREET BANK AND TRUST COMPANY,
                                          as Trustee


                                          By:
                                              ----------------------------------

                    (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

STATE STREET BANK AND TRUST COMPANY,
as Trustee


By:
    ----------------------------------------

Dated:
       -------------------------------------

            WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Washington Mutual MSC Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in REMIC III.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of REMIC III. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     [to be used only in the case of the Junior Subordinate Certificates:] [No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer, the Trust or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Trustee may require an Opinion of Counsel satisfactory to the Trustee that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer, the Trust or the Trustee. Neither the Company nor the Trust will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations of like Certificate Principal Balance or Percentage Interest, as applicable, as requested by the Holder surrendering the same.

     A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Trust created thereby shall terminate upon (i) the later of the maturity or other liquidation (including purchase by the Master Servicer) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company or the Master Servicer purchases any Mortgage Loan pursuant to the Pooling Agreement, the Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus unpaid accrued interest thereon at the applicable Pass-Through Rate to the last day of the month in which such purchase occurs. The Pooling Agreement permits, but does not require, the Master Servicer to purchase from the Trust all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Master Servicer's right to purchase being subject to the aggregate Principal Balance of the Mortgage Loans at the time of purchase being less than the Clean-Up Call Percentage of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Washington Mutual MSC Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints

________________________________________________________________________________
Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.


Dated:
       --------------------         --------------------------------------------
                                    Signature Guaranteed


                                    --------------------------------------------
                                    NOTICE:  The signature to this assignment
                                             must correspond with the name as
                                             written upon the face of the within
                                             instrument in every particular,
                                             without alteration or enlargement
                                             or any change whatever. This
                                             Certificate does not represent an
                                             obligation of or an interest in
                                             Washington Mutual Mortgage
                                             Securities Corp. or any of its
                                             affiliates.Neither this Certificate
                                             nor the underlying Mortgage Loans
                                             are guaranteed by any agency or
                                             instrumentality of the United
                                             States.

                                                                       Exhibit I

                             TRANSFEROR CERTIFICATE

                                     [Date]

State Street Bank and Trust Company, as Trustee
225 Franklin Street
Boston, MA 02110
Attn:  Corporate Trust Department, Washington Mutual 2002-MS5

     Re: Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS5, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the sale from __________ ___________ (the "Seller") to ____________________ (the "Purchaser") of
$____________________ initial Certificate Principal Balance of Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS5, Class R (the "Certificate"), pursuant to Section 5.01 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of July 1, 2002 among Washington Mutual Mortgage Securities Corp., as depositor and master servicer (the "Company"), State Street Bank and Trust Company, as trustee (the "Trustee"), and Christiana Bank & Trust Company, as Delaware trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Trust that:

     1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Pooling Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

     3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

     4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

     5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

     6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

                                        Very truly yours,

                                        [Seller]


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                                                       Exhibit J

                       TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF          )
                  )   ss:
COUNTY OF         )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class R Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _____________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity), or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middle-man) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. That the Owner is aware that the Trustee will not register the Transfer of the Class R Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.01 of the Pooling Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of
Section 5.01). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          8. The Owner's Taxpayer Identification Number is ____________________.

          9. That no purpose of the Owner relating to the purchase of the Class R Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax. In making this representation, the Owner warrants that the Owner is familiar with Treasury Regulation 1.860E-1(c) and with the preamble to the adoption of amendments to that regulation as of July 19, 2002, attached hereto as Exhibit 1.

          10. That the Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates. That the Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Class R Certificates to permit the transferor to assess the financial capability of the Owner to pay such taxes.

          11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Class R Certificates remain outstanding.

          12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

          13. That the Owner is familiar with Treasury Regulation 1.860E-1(c) and with the preamble to the adoption of amendments to that regulation as of July 19, 2002, attached hereto as Exhibit 1, and that no purpose of the Owner relating to any sale of the Class R Certificates by the Owner will be to impede the assessment or collection of tax.

          14. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity treated as a partnership or corporation for U.S. federal income tax purposes created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for

United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          15. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

          16. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of REMIC I, REMIC II and REMIC III (the "REMICs").

          17. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the REMICs or result in the imposition of tax on the REMICs unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

          18. The Owner as transferee of the Class R Certificates has represented to the transferor that, if the Class R Certificates constitute a noneconomic residual interest, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class R Certificates as they become due.

          19. That the Owner satisfies the condition in the paragraph marked below [mark one paragraph only]:

     ___ The Owner is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of, or purchasing the Class R Certificates with "plan assets" of, any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. Section 2510.3-101.

     ___ The Owner has delivered a Benefit Plan Opinion (as defined in Section
     1.01 of the Pooling Agreement under which the Class R Certificates were issued).

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ______ day of ______ , 20 __ .

                                             [Name of Owner]


                                             By:
                                                --------------------------------
                                                           [Name of Officer]
                                                           [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this ___ day of __________________, 20__.

                                             NOTARY PUBLIC

                                             COUNTY OF
                                             STATE OF
                                             My Commission expires the     day
                                             of ___________________ , 20 ____

                                               Exhibit 1 to Transferee Affidavit

     DEPARTMENT OF THE TREASURY
     Internal Revenue Service
     26 CFR Parts 1 and 602
     [TD 9004]
     RIN 1545-AW98

     Real Estate Mortgage Investment Conduits

     AGENCY: Internal Revenue Service (IRS), Treasury.

     ACTION: Final regulations.

     ---------------------------------------------------------------------------

     SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

     DATES: Effective Date: These regulations are effective July 19, 2002. Applicability Date: For dates of applicability, see Sec. 1.860E-
             (1)(c)(10).

     FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

     SUPPLEMENTARY INFORMATION:

     Paperwork Reduction Act

     The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675. The collection of information in this regulation is in Sec. 1.860E-1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

     Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:

          Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;

          The accuracy of the estimated burden associated with the collection of information (see below);

          How the quality, utility, and clarity of the information to be collected may be enhanced;

          How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and

          Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

     An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

     The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

     Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

     Background

     This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

     Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

     Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

     The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

     The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.

     In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.

     Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1),
(b), (e) and 860G(b) of the Code.

     The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

     Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.

     Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.

     It is anticipated that when final regulations are adopted with respect to FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

     Effect on Other Documents

     Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

     Special Analyses

     It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

     Drafting Information

     The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

     List of Subjects

     26 CFR Part 1

     Income taxes, Reporting and record keeping requirements.

     26 CFR Part 602

     Reporting and record keeping requirements.

     Adoption of Amendments to the Regulations

     Accordingly, 26 CFR parts 1 and 602 are amended as follows:

     PART 1--INCOME TAXES

          Paragraph 1. The authority citation for part 1 continues to read in part as follows:

     Authority: 26 U.S.C. 7805 * * *

                                                                       Exhibit K

                                   [Reserved]

                                                                       Exhibit L

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:

                         ___________________________________

                         ___________________________________

                         ___________________________________

                         ___________________________________

     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee, the Trust and the Master Servicer (as defined in Section 1.01 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 2002 among Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, State Street Bank and Trust Company, as Trustee, and Christiana Bank & Trust Company, as Delaware trustee) pursuant to Section 5.01(f) of the Agreement, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has received and reviewed the Private Placement Memorandum dated as of July 30, 2002 relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Company or the Master Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Company with respect to Annex 1 and Annex 2 pursuant to Section 5.01(f) of the Agreement. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          f. The Buyer is not affiliated with (i) the Trustee or (ii) any Rating Agency that rated the Rule 144A Securities.

          g. If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 13a issued April 23, 1998, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

     3. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


--------------------------------------        ----------------------------------
        Print Name of Seller                          Print Name of Buyer


By:                                       By:
    ----------------------------------        ----------------------------------
     Name:                                     Name:
     Title:                                    Title:

Taxpayer Identification:                   Taxpayer Identification:
                         ------------                               ------------
No.:                                       No.:
     --------------------------------           --------------------------------
Date:                                      Date:
     --------------------------------           --------------------------------

                                                            Annex 1 to Exhibit L

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ (the Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless the Buyer is a dealer, and, in that case, the Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.


                                     L-I-1

     ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of
     Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

     ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.


                                     L-I-2

         _____    _____       Will the Buyer be purchasing the Rule 144A

          Yes      No               Securities only for the Buyer's own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                         ---------------------------------------
                                                   Print Name of Buyer


                                         By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                         Date:
                                              ----------------------------------


                                     L-I-3

                                                            ANNEX 2 TO EXHIBIT L

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     ____ The Buyer owned $_____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A


                                      L-2-1

Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ---------------------------------------
                                                  Print Name of Buyer


                                        By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                        Date:
                                            -----------------------------------


                                        IF AN ADVISER:

                                        ---------------------------------------
                                                  Print Name of Buyer


                                        By:
                                           ------------------------------------
                                          Name:
                                          Title:

                                        Date:
                                             ----------------------------------

(SEAL)


                                      L-2-2

                                                                       Exhibit M

                                     [Date]

[Company]

               Re: Pooling and Servicing Agreement dated as of July 1, 2002 by and among Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, State Street Bank and Trust Company, as Trustee, and Christiana Bank & Trust Company, as Delaware trustee, relating to Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS5

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section
2.01 of the Pooling and Servicing Agreement and has determined that (i) all documents required (in the case of instruments described in clauses (X)(iv) and (Y)(ix) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the definition of "Mortgage File" and Section 2.01 of the Pooling and Servicing Agreement have been executed and received as of the date hereof are in its possession or in the possession of the Custodian on its behalf and (ii) all such documents have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The Trustee has made no independent examination of such documents beyond the review specifically required in the above referenced Pooling and Servicing Agreement and has relied upon the purported genuineness and due execution of any such documents and upon the purported genuineness of any signature thereon. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                        ---------------------------------------
                                        as Trustee


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT N

                             BENEFIT PLAN AFFIDAVIT

State Street Bank and Trust Company, as Trustee (the "Trustee")
225 Franklin Street
Boston, MA 02110
Attn: Corporate Trust Department, Washington Mutual 2002-MS5

Washington Mutual Mortgage Securities Corp. ("Washington Mutual")
75 North Fairway Drive
Vernon Hills, IL  60061

RE: CLASS [C-B-4] [C-B-5] [C-B-6] CERTIFICATES (THE "PURCHASED CERTIFICATES") ISSUED BY WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-MS5 TRUST (THE "TRUST")

     Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

          1. That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

          2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the assets of the Trust.

          3. That the Purchaser satisfies the condition in the paragraph marked below [mark one paragraph only]:

     ___ The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of, or purchasing any of the Purchased Certificates with "plan assets" of, any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. Section 2510.3-101.

     ___ The Purchaser is an insurance company, the source of funds to be used by it to acquire or hold the Purchased Certificate is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions in Sections I and III of PTCE 95-60 have been satisfied.

     ___ The Purchaser has delivered to Washington Mutual and the Trustee a Benefit Plan Opinion (as defined in Section 1.01 of the Pooling and Servicing Agreement, dated as of July 1, 2002, by and among Washington Mutual, the Trustee and the Delaware Trustee thereunder, and relating to the Trust).

          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 20__.

[Purchaser]


By:
    ------------------------------
    Its:

Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

          SUBSCRIBED and SWORN to before me this day of ____________, 20__.


                                        ----------------------------------------
     Notary Public

                                                                       Exhibit O

                             BENEFIT PLAN AFFIDAVIT

State Street Bank and Trust Company, as Trustee (the "Trustee")
225 Franklin Street
Boston, MA 02110
Attn: Corporate Trust Department, Washington Mutual 2002-MS5

Washington Mutual Mortgage Securities Corp. ("Washington Mutual")
75 North Fairway Drive
Vernon Hills, IL  60061

RE: CLASS [C-B-1] [C-B-2] [C-B-3] CERTIFICATES (THE "PURCHASED CERTIFICATES") ISSUED BY WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-MS5 TRUST (THE "TRUST")

     Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

          1. That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

          2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the assets of the Trust.

          3. That the Purchaser satisfies the condition in the paragraph marked below [mark one paragraph only]:

          ___ The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any such Plan) acting, directly or indirectly, on behalf of or purchasing the Purchased Certificate with "plan assets" of, any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. Section 2510.3-101.

          ___ The Purchaser is an insurance company, the source of funds to be used by it to acquire or hold the Purchased Certificate is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions in Sections I and III of PTCE 95-60 have been satisfied.

          ___ The Purchased Certificate was rated "BBB-" or better (or its equivalent) by at least one of the Rating Agencies (as defined in Section
     1.01 of the Pooling and Servicing Agreement (the "the Pooling and Servicing Agreement"), dated as of July 1, 2002, by and among Washington Mutual, the Trustee and the Delaware Trustee thereunder, and relating to the Trust) at the time of Purchaser's acquisition of the Purchased Certificate (or interest therein).

          ___ The Purchaser has delivered to Washington Mutual and the Trustee a Benefit Plan Opinion (as defined in Section 1.01 of the Pooling and Servicing Agreement).

          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 20__.

[Purchaser]


By:
    ---------------------------------
    Its:

Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

          SUBSCRIBED and SWORN to before me this day of ____________, 20__.


                                        ----------------------------------------

          Notary Public